LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

Dated 15th April 2024

SUB-CONTRACT AGREEMENT

relating to the

Sub-Contract Works for Supply & Installation of Power Supply Systems & Electrical Services (PSES) for
Packages A, B & C
(“**Sub-Contract Works**”)

for

Contract J121 - Design & Build of Mechanical & Electrical Services
(“**Contract**”)

for

Proposed Development of Integrated Transport Hub at Jurong East
(“**Project**”)

REF. NO.: LOTTE/J121/024/BNLEPL/2024-002

SUB-CONTRACT AGREEMENT

This Sub-Contract Agreement (hereinafter called this "**Sub-Contract**") is made on the 15th day of April 2024 between **Lotte Engineering & Construction Co., Ltd. Singapore Branch** (Co. Reg. No. T18FC0099H) of 2 International Business Park, #05-25 The Strategy, Singapore 609930 (hereinafter called the "**Contractor**") and **BNL Engineering Pte Ltd** (Co. Reg. No.: 201227204N) of 27 Woodlands Industrial Park E1 #03-15 (Lobby B), Hiangkie Industrial Building, Singapore 757718 (hereinafter called the "**Sub-Contractor**").

(the Contractor and the Sub-Contractor are hereinafter collectively called the "**Parties**" and individually called the "**Party**")

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.0 DEFINITIONS AND INTERPRETATION

1.1 In this Sub-Contract, unless the context otherwise requires:

a. "**Appendix**" shall mean the appendix or appendices annexed to this Sub-Contract;

b. "**Authorities**" shall mean all public authorities and administrative bodies including but not limited to government, statutory, regulatory, planning, building, and development bodies having jurisdiction over any party to and/or subject matter of this Sub-Contract or any part thereof;

c. "**Contract**" shall mean the construction agreement and the Contract Documents, also known as the "Contract J121", entered into between the Employer and the Contractor whereby the Contractor agrees to carry out, bring to completion and maintain for the Employer the Project in accordance with certain terms and conditions as stipulated therein;

d. "**Contract Documents**" shall mean the relevant Public Sector Standard Conditions of Contract, Particular Conditions for Design and Build (Seventh Edition - July 2020), and all appendices annexed thereto, including Contract drawings, Contract specifications and such other relevant letters of documents, including invitation to tender or to quote, tender forms, letters of quotation, or letters of acceptance;

e. "**Contract Works**" shall mean the design and build of mechanical and electrical services or any part thereof undertaken by the Contractor under the Contract;

f. "**Defects Liability Period**" shall mean a period in which the Sub-Contractor is liable and obliged to carry out the satisfactory completion of any outstanding works and rectification of any defects of the Sub-Contract Works for a period of eighteen (18) months as defined in the Contract. This Defects Liability Period shall commence from the date of the Substantial Completion Certificate issued by the SO, or until the date of the Final Completion Certificate issued by the SO under the Contract, whichever is the later;

g. "**Employer**" shall mean the "Land Transport Authority of Singapore" and its authorised agents. The term "Authority" or LTA" as used in the other documents forming part of the Contract shall also mean the Employer;

h. "**Final Accepted Offer**" shall mean the last accepted price of the Sub-Contractor's offer for the Sub-Contract Works with price schedule or price breakdown as attached to the Appendix. Any terms, conditions, qualifications, statements, and/or printed conditions found in the Final Accepted Offer are deemed to be excluded from this Sub-Contract, unless otherwise expressly and separately stated in this Sub-Contract;

i. "**Maintenance Period**" shall mean the period in which the Sub-Contractor is liable and obliged to carry out periodic maintenance of the Sub-Contract Works as required under this Sub-Contract including remedying defects during the duration of fit-out works being executed in the Commercial Office Building (COB). This Maintenance Period shall be for a period of nine (9) months commencing from the date of issuance of the Temporary Occupation Permit (TOP) by the relevant Authorities, and continuing until the date of the Substantial Completion Certificate issued by the SO under the Contract;

j. "**Payment Certificate**" shall mean a payment certificate issued by the Contractor in response to a Payment Claim made by the Sub-Contractor stating the proposed amount to be paid by the Contractor pursuant to Clause 11;

k. "**Payment Claim**" shall mean a claim for payment made by the Sub-Contractor pursuant to Clause 11;

l. "**Payment Response**" shall mean a written statement which the Contractor serves on the Sub-Contractor together with the Payment Certificate in response to the Payment Claim pursuant to Clause 11;

m. "**Project**" shall mean the construction and completion of the Contract Works and other civil, structural and building works for the proposed development of the Integrated Transport Hub (ITH) at Jurong East;

n. "**Schedule of Rates**" shall mean the schedule of rates mutually agreed upon for the Sub-Contract Works and attached to the Appendix;

o. "**Sub-Contract Documents**" shall mean any relevant part of the Contract Documents and the Final Accepted Offer, the Schedule of Rates and any other documents in exchange or in correspondence between the Parties as the Parties may agree and attach to the Appendix, in which event such documents shall be affixed with the respective company stamps on behalf of the Parties for the purpose of the Contract and this Sub-Contract;

p. "**Superintending Officer**", or "**SO**" in short, shall mean the person, firm or corporation appointed as such by the Employer, and any of the SO's representatives appointed by the SO for the purpose of the Contract; and

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q. "**Time for Completion**" shall mean the various completion dates to achieve the following milestones at different stages in the Contract:

(i) 22kV and Main LV Switchboard Power Turn-On: 01 September 2025;

(ii) Temporary Occupation Permit (TOP): 30 December 2026; and

(iii) Substantial Completion of whole of the Contract Works: 30 September 2027.

1.2 All statements, representations and/or qualifications stipulated in the Sub-Contractor's letters of offer/quotation or any other previous correspondence in exchange whatsoever shall be superseded by the provisions of this Sub-Contract, which shall constitute the final Sub-Contract conditions.

1.3 The definitions as contained in the Contract and the Contract Documents shall apply where applicable, mutatis mutandis, insofar as the terminology or terms or words used and defined in the Contract and the Contract Documents, which are used or referred to in this Sub-Contract but are not defined in this Sub-Contract the Sub-Contract Documents.

1.4 The Contractor's letter of award (hereinafter called the "**Letter of Award**" or the "**LOA**"), if any, as attached to the Appendix shall form part of this Sub-Contract. In the event of any conflict in interpretation of the terms and conditions between the LOA and this Sub-Contract, the terms and conditions in this Sub-Contract shall take precedence and prevail over the terms and conditions in the LOA.

1.5 Words importing the singular also include the plural where the context requires. The headings in this Sub-Contract shall not be taken into consideration in the interpretation or construction of the conditions or of this Sub-Contract.

1.6 The contra proferentem rule shall not apply to this Sub-Contract.

2.0 SCOPE OF SUB-CONTRACT WORKS AND SUB-CONTRACT SUM

2.1 The Sub-Contractor hereby agrees with the Contractor to carry out, complete, maintain and warrant the supply and installation of the Power Supply Systems & Electrical Services (PSES), inclusive of provision of all necessary site supervisory staff, supply of labour, tools, materials, accessories, construction plant and equipment for the installation, completion, testing and commissioning, and subsequent maintenance of the PSES for the following packages:

a. <u>Package A</u> – Electrical Infrastructure,

b. <u>Package B</u> – Bus Interchange (BI) comprising parts of the two (2) Basements & Level 1, and

c. <u>Package C</u> – ITH Podium comprising two (2) ITH Podium Blocks (East and West Wings and two (2) Basements),

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all within the Project (hereinafter called the "**Sub-Contract Works**") which scope of works are those set out, described and attached to the Appendix (which, together with such variations as may be required by the Contractor and/or the SO, and all temporary works needed satisfactorily to execute and complete the Sub-Contract Works). The Sub-Contract Works shall primarily consist of the supply of labour, tools, materials for the installation of the PSES complete with all necessary wiring, cabling, containments with bracketry and support systems, and any other components, and ancillary works and services in accordance with the relevant parts of the Contract drawings, Design Criteria and Performance Specifications and all other specifications forming part of the Employer's Requirements in all respects and in compliance with the descriptions in the Contract Documents identified in the Contract and attached to the Appendix to form part of the Sub-Contract Documents and in accordance with all terms and conditions of this Sub-Contract.

2.2 The Sub-Contractor hereby agrees with the Contractor to supply all necessary supervisory staff, labour, materials, tools, construction plant and equipment, and accessories to carry out, bring to completion and maintain the Sub-Contract Works for a lump sum fixed price of Singapore Dollars Seven Million Nine Hundred Eighty-Eight Thousand only (S$7,988,000.00) (hereinafter called the "**Sub-Contract Sum**"), exclusive of prevailing Goods & Services Tax (GST), or such other sum as may become due under the provisions of this Sub-Contract.

2.3 The Sub-Contractor shall be deemed to have full knowledge of the Contract and the Contract Documents insofar as any ambiguity or doubt may arise as to the meaning of any of the provisions or descriptions in this Sub-Contract, the terms and provisions of the Contract shall be considered, mutatis mutandis, in order to resolve such ambiguity, and whenever possible this Sub-Contract shall be construed consistently with the requirements of the Contract and all the Contract Documents and provisions insofar as they may concern the works and goods or materials to be carried out or supplied under this Sub-Contract.

2.4 The Sub-Contractor acknowledges that he has examined and confirmed to have fully complied with all the requirements of the Sub-Contract Documents issued to him as set out and attached to the Appendix prior to his quotation and offer.

2.5 This is a lump sum contract and the Contract Sum is a fixed price not subject to measurement or recalculation should the actual quantities of work, materials or equipment differ from any estimates available at the time of contracting, except in regard to variations which may be ordered by the Contractor and/or the SO, and shall be valued under the terms of this Sub-Contract in accordance with the relevant price schedule or price breakdown in the Final Accepted Offer and/or the Schedule of Rates attached to the Appendix. All the bills of quantities for work, materials, fittings and/or accessories, etc., prepared and appeared in the Final Accepted Offer are indicative only and not subject to re-calculation.

2.6 Unless otherwise expressly provided, the Sub-Contract Sum and the Sub-Contractor's prices in the Final Accepted Offer and/or the Schedule of Rates attached to the Appendix shall be deemed inclusive of all ancillary and other works and expenditure, whether separately or specifically mentioned or described in the Sub-Contract Documents or not, which are either indispensably necessary to carry out and bring to completion the Sub-Contract Works in accordance with the Contract Documents, or which may contingently become necessary to overcome difficulties before completion.

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2.7 Where there are no major changes to the design requirements and layouts, minor re-routing of services as a result of coordination to suit site condition shall be deemed to have been priced into the Sub-Contract Sum as part of the Sub-Contract Works.

2.8 No adjustments shall be allowed in respect of the Sub-Contract Sum for any fluctuations in the cost of labour, materials, equipment, services, freight charges or insurances, and the like that may occur during the Sub-Contract Period or during any extended time granted thereafter under the terms and conditions of this Sub-Contract.

2.9 The Sub-Contract Sum shall be deemed to have included all costs and expenses relating to taxes, duties and foreign exchange rates whatsoever payable by the Sub-Contractor for the purchase of goods and services necessary for the execution, completion and maintenance of the Sub-Contract Works.

2.10 The Sub-Contractor shall provide and maintain one or more competent supervisors or agents on site for the purpose of supervision and co-ordination of the Sub-Contract Works with all other trades of the Contract and of the Project throughout the Sub-Contract Period. The supervisor or agent shall be required to prepare for and attend to all site inspections and any other matters necessary for the Sub-Contract Works, and to report to the Contractor's site representative every morning of each working day on the status of his work progress and manpower deployment and other matters. The Contractor may give directions requiring the dismissal from the site the supervisor or agent whose continued employment by the Sub-Contractor may be regarded as prejudicial to the satisfactory and expeditious completion of the Sub-Contract Works. The Sub-Contractor shall within fourteen (14) days of receiving the Contractor's direction effect such dismissal and the necessary replacement without delay.

2.11 Where applicable, the Sub-Contractor shall supply labour and materials to provide necessary openings and install penetration sleeves including subsequent sealing up or caulking with approved fire-rated materials that comply with the relevant codes of practice and requirements of the Authorities for all penetrations through structural components, walls and floors, and shall furnish the Contractor with the prescribed FSB forms duly filled, completed and endorsed by his professional engineer in accordance with the specifications and requirements of the Contract Documents.

2.12 The Sub-Contractor shall supply labour and materials to carry out painting, corrosion protection, labelling and indication for all systems supplied or installed under this Sub-Contract in accordance with the specifications and requirements of the Contract Documents.

2.13 The Sub-Contractor shall be responsible for daily area cleaning and good housekeeping of the site at which the Sub-Contract Works are carried out for safety, accessibility and other reasons.

2.14 Where applicable when plant, equipment, goods or materials which are supplied by others or by the Contractor but form part of the Sub-Contract Works, and have been unloaded to an area nearest possible to the installation location, the Sub-Contractor shall be responsible for bringing them to the exact point of location for the purpose of his installation under this Sub-Contract at his own expense.

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3.0 GENERAL OBLIGATIONS AND INDEMNITIES

3.1 In the absence of express provision to the contrary, the Sub-Contractor shall so design (where applicable), execute, complete, and maintain the Sub-Contract Works that they shall conform to all the requirements of the Contract Documents in the Contract. The Sub-Contractor shall do all things necessary so that no breach shall occur of any of the Contractor's obligations to the Employer under the Contract arising out of the Sub-Contract Works relating thereto of which the Sub-Contractor is deemed to have full knowledge of the provisions of the Contract.

3.2 The Sub-Contractor shall observe, perform and comply with all the provisions of the Sub-Contract and the Sub-Contract Documents insofar as they relate and apply to the Sub-Contract Works (or any portion of the same) and the terms and conditions of this Sub-Contract shall be construed consistently, mutatis mutandis, with the requirements of the Contract and the Contract Documents.

3.3 Insofar as and to the extent that there has been reliance by the Contractor, the SO and/or the Employer upon the skill and judgement of the Sub-Contractor in regard to the design, suitability, quality or performance of his works or materials or goods in this Sub-Contract, the Sub-Contractor undertakes that all of them under the Sub-Contract Works shall be fit for the intended purpose of which they are known to be required.

3.4 All materials and workmanship comprised in the Sub-Contract Works shall, save where otherwise expressly stated or required, be the best of their described kinds and shall in all areas be of good quality and approved by the SO and/or the Employer and in exact conformity to the descriptions or specifications defined in the Contract or the Contract Documents, the latest applicable standards, the relevant codes of practice and the requirements of the Authorities.

3.5 The Sub-Contractor shall be wholly responsible for ensuring that any plant, equipment, goods or materials delivered, installed, commissioned and maintained under this Sub-Contract are in accordance with the manufacturer's specifications, drawings and recommendations, which shall be in conformity to the specifications and requirements of the Sub-Contract Documents and shall form an integral part of the system in accordance with design requirements.

3.6 The Sub-Contractor shall be fully responsible for any cost implication in carrying out works or tests due to their failure to select any plant, equipment, materials or goods in accordance with the specifications and requirements of the Sub-Contract Documents. In the event that any part of the Sub-Contract Works proves to be defective or unsatisfactory after the tests, the Sub-Contractor shall forthwith carry out all necessary remedial adjustments or modifications, or replacements as required, and all costs incurred in connection with such tests including the use of testing equipment or apparatus and the necessary remedial works or replacements shall be borne by the Sub-Contractor.

3.7 The Sub-Contractor shall indemnify the Contractor against any liability of the Contractor to indemnify the Employer or any person whosoever against any damage, expense, liability, loss, claim or proceedings whatsoever arising out of or in the course of or by reason of any

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negligence, default, breach, act or omission of the Sub-Contractor or his servants in the execution of the Sub-Contract Works.

4.0 VARIATION AND CHANGE ORDERS

4.1 The Contractor reserves the right to issue instruction or change order to the Sub-Contractor to order any variation of the Sub-Contract Works at any time. Such variation or change order shall include, but not limited to, any changes, additions or omissions in the original works desired by the Employer. The Sub-Contractor shall forthwith comply with and carry out all such variation or change orders as instructed by the Contractor.

4.2 Where the Contractor's instruction or change order constitutes a variation, as defined in the Contract Documents, such variation shall be evaluated and ascertained accordingly either by measurement and valuation based on the Schedule of Rates and/or the relevant price schedule or price breakdown contained in the Final Accepted Offer under this Sub-Contract, and if this is not applicable, shall be valued at any other rates or prices mutually agreed between the Contractor and the Sub-Contractor, or at the final value certified by the SO less fifteen percent (15%) for the Contractor's profit and attendance fee, whichever is the lower. The pending agreement in rates and prices for variation or change order shall not be a condition precedent for the Sub-Contractor to commence timely with the carrying out of such variation or change order instructed by the Contractor.

5.0 PROTECTION OF SUB-CONTRACT WORKS

5.1 Without prejudice to the Sub-Contractor's obligations in regard to completing the Sub-Contract Works, the Sub-Contractor shall, at his own cost, provide all necessary protection to all the Sub-Contract Works including any plant, equipment, materials and goods thereof until such time that they are satisfactorily handed over to the Employer.

5.2 The Sub-Contractor shall be held entirely responsible for the adequacy of the protection and he shall make good any damage to any part of the Sub-Contract Works at his own cost. Any costs and expenses incurred as a result of rectification or replacement due to accidental damage or theft to the Sub-Contract Works, including any plant, equipment, materials and goods thereof shall be borne by the Sub-Contractor.

6.0 SHOP DRAWINGS AND SAMPLES

6.1 Where applicable, the Sub-Contractor shall submit all relevant shop drawings and samples in respect of the Sub-Contract Works as required by the Contractor and/or the SO. All shop drawings required for submission are to be studied in detail in respect of the site conditions and with reference to all architectural, structural, mechanical and electrical drawings in order to ascertain all the necessary details which may affect the Sub-Contract Works.

6.2 The Sub-Contractor shall submit all necessary shop drawings, installation details, wiring and logic diagrams, method statements, etc., and samples to the Contractor for onward transmission to the SO for approval at least four (4) weeks before commencement of work or at any other time as may be directed by the Contractor. The approval and acceptance of shop drawings, samples and other submissions, etc., shall not in any way relieve the Sub-Contractor

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from his responsibility for any errors, inadequacies or non-compliance subsequently discovered in the Sub-Contract Works under this Sub-Contract.

6.3 The Sub-Contractor shall be required to mark and update on all relevant construction drawings or other diagrams in a progressive and timely manner, or from time to time as the Contractor may direct, to reflect the as-built conditions of the Sub-Contract Works or any part thereof upon completion, in order to enable the Contractor to prepare the final as-built drawings progressively for submission to the Employer.

6.4 The Sub-Contractor shall be deemed to be fully aware of the extent and nature of the Sub-Contract Works and of the conditions under which the Sub-Contract Works will be executed. Prior to the commencement of any works, the Sub-Contractor shall survey and inspect all existing site conditions to make proper provisions, measurements, allowances or adjustments before any fabrication or installation work commences. The Sub-Contractor shall co-operate and coordinate with the Contractor to verify the site condition and to report to the Contractor any discrepancies or difficulties prior to the execution of the work.

6.5 In the event of any discrepancy found among any documents, the Sub-Contractor shall refer such discrepancy to the Contractor whose decision shall be final and conclusive. The Sub-Contractor shall undertake to absorb any increase in cost or expense as a result of such decision.

7.0 SAMPLES AND TESTS

7.1 The Sub-Contractor shall at his own cost and expense supply all samples and the relevant test certificates to prove that the plant, equipment, materials or goods supplied for the purpose of the Sub-Contract Works have been tested by accredited testing bodies or recognised testing centres and proven to be in compliance with the specifications and requirements of the Sub-Contract Documents, codes of practice, and the requirements of the relevant Authorities.

7.2 When in doubt, or as directed by the Contractor or the SO, subsequent tests may be ordered separately independent of the samples or test certificates furnished and accepted earlier, the Sub-Contractor shall conduct additional tests at his own cost and expense in order to establish proof that whether the plant, equipment, materials or goods supplied or installed are in compliance with the provisions of the Contract Documents with the test results and necessary certification thereof.

7.3 The Sub-Contractor shall at all reasonable times permit the Contractor and/or the SO to have access to the Sub-Contract Works or any part thereof or to the factories, workshops or other places where any plant, equipment, materials or goods forming part of the Sub-Contract Works are being fabricated, prepared or stored for the Contract for any inspections, tests and/or other purposes as may be required under this Sub-Contract.

8.0 ACCEPTANCE AND QUALITY OF SUB-CONTRACT WORKS

8.1 In the event of defects arising from poor workmanship or defective materials and any other causes in the Sub-Contract Works, the Sub-Contractor shall duly carry out and complete at his own cost and expense any repair, replacement, rectification, alteration or modification works

to the satisfaction of the Contractor, the SO or the Employer all the defects, imperfections or other faults in respect of the Sub-Contract Works.

8.2 The Contractor reserves the right to engage other parties on behalf of the Sub-Contractor to make good all defects, imperfections or other faults in respect of the Sub-Contract Works should the Sub-Contractor fail to carry out such making good of defects, imperfections or other faults within three (3) days upon receipt of a written notice by the Contractor, or within any other time which the Contractor may decide. Notwithstanding such arrangement the Sub-Contractor shall remain responsible for the proper performance of the Sub-Contract Works and the subsequent maintenance and/or rectification during the Maintenance Period and/or Defects Liability Period as required under this Sub-Contract. All costs incurred thereof shall be borne by or be recoverable from the Sub-Contractor as a debt or be deducted from any monies due or which may become due to the Sub-Contractor under this Sub-Contract.

8.3 If any of the plant, equipment, materials or goods are found to be inconsistent with the latest applicable standards or the specifications and requirements of the Contract Documents, irrespective whether such plant, equipment, materials or goods have been fixed or not, they shall be removed and replaced forthwith by the Sub-Contractor at his own cost, and any associated costs in connection with or arising from the removal and replacement of the plant, equipment, materials or goods shall be borne by the Sub-Contractor.

8.4 The Contractor reserves the right to procure the replacement of such plant, equipment, materials or goods from other parties including the removal from site when the plant, equipment, materials or goods are not removed and replaced by the Sub-Contractor within three (3) days, or within any other time which the Contractor may decide, upon receipt of a written notice by the Contractor. Notwithstanding such replacement, the Sub-Contractor shall remain responsible for ensuring that the plant, equipment, materials and goods supplied, delivered and maintained including warranty are, in all respects, in strict compliance with the specifications and requirements and reasonably fit for the intended purpose. All costs incurred thereof shall be borne by, or be recoverable from the Sub-Contractor as a debt or be deducted from any monies due or which may become due to the Sub-Contractor under this Sub-Contract.

8.5 Without prejudice to the rights of the Contractor under this Sub-Contract, the Contractor shall not be bound to accept and pay for any plant, equipment, materials or goods delivered or works completed as described in the Sub-Contract Works even if they show minor defects or failure to procure approved labels of the relevant Authorities or are not in compliance with the specifications and requirements of the Contract Documents, codes of practice or the requirements of the relevant Authorities.

8.6 The delivery of any plant, equipment, materials or goods made under this Sub-Contract shall be returned or debited if they are not manufactured in conformity to the specifications and requirements of the Contract Documents, codes of practice or the requirements of the relevant Authorities, or otherwise not in accordance with any expressed or implied term of this Sub-Contract.

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8.7 The Sub-Contractor shall be responsible for all other consequential or incidental costs resulting from any additional works, materials or goods required outside this Sub-Contract for the purpose of making good all works disturbed in fulfilment of the sub-clauses hereof.

8.8 Plant, equipment, materials and goods delivered shall be subject to inspection and acceptance by the Contractor.

9.0 TITLE TO PLANT, EQUIPMENT, MATERIALS AND GOODS

9.1 The Sub-Contractor shall deliver the plant, equipment, materials or goods free and clear of all liens, encumbrances and claims whatsoever, and if any such liens, encumbrances or claims are attached, the Sub-Contractor shall indemnify and hold harmless the Contractor, the Employer and/or other affected parties from all such liens, encumbrances and claims.

9.2 Title to the plant, equipment, materials and goods forming part of the Sub-Contract Works shall pass to the Contractor upon delivery by the Sub-Contractor.

10.0 WORK SCHEDULE AND SUB-CONTRACT PERIOD

10.1 Plant, equipment, materials or goods in the Sub-Contract Works shall be supplied, delivered, installed, tested, commissioned, completed and handed over to the Employer in accordance with the Work Schedule set out and described herein, and the delivery and installation work shall be carried out in accordance with the time-table specified or in such stages and sequences as the Contractor may from time to time require. Notwithstanding the Work Schedule originally set out, the Sub-Contractor shall be obliged to accept any adjustments to the original schedule to suit the Contractor's revised schedules and shall unconditionally comply with the revised schedule at his own cost and expense to complete the Sub-Contract Works accordingly. The following dates set out and described shall determine the Work Schedule and the Sub-Contract Period of this Sub-Contract:

a. **Work Schedule** for the Sub-Contract Works: –

(i) **Work Commencement Date:** 26 January 2024

(ii) **Work Completion Date:** 30 September 2026

Notwithstanding the obligations of the Sub-Contractor to complete the Sub-Contract Works by the Work Completion Date, which is a subject of the Liquidated Damages under Clause 13.1, the Sub-Contractor shall continue to fulfil all his other obligations during the Sub-Contract Period to complete, maintain and warrant the Sub-Contract Works which include, but not limited to, the attendance of all related matters such as site issues, site visits, site inspections, coordination meetings, combined testing and commissioning of the Sub-Contract Works forming part of the Contract Works together with other trades and/or system-wide contractors of the Project, from time to time as the Contractor may direct, during the process of inspections conducted by the Registered Inspectors (RI), the Contractor, the SO, the Authorities and/or the Employer jointly or separately prior to obtainment of Temporary Occupation Permit (TOP) for the Project.

b. **Sub-Contract Period**:

(i) **Commencement Date**: 26 January 2024

(ii) **Completion Date**: 30 September 2027

10.2 The Sub-Contractor shall deliver the plant, equipment, materials or goods in accordance with the dates and times specified for delivery, production, fabrication, installation, testing, commissioning and for the completion of the Sub-Contract Works on site by the Completion Date of the Work Schedule. Partial delivery of plant, equipment, materials or goods is not permissible unless with the prior express consent of the Contractor. The Sub-Contractor shall be liable for the consequence of any delay in the delivery, production, fabrication, installation, testing, commissioning and completion of the Sub-Contract Works beyond the Completion Date of the Work Schedule under this Sub-Contract.

10.3 Following commencement of work, the Sub-Contractor shall proceed with the Sub-Contract Works with due diligence and expedition in accordance with the Work Schedule at all times until completion. The Sub-Contractor shall be required to increase his manpower and/or to work overtime at his own cost as and when necessary in order to fulfil the Contractor's Work Schedule without fail. The Contractor shall be entitled to engage third parties to carry out the Sub-Contract Works or any part thereof on behalf of the Sub-Contractor if the Sub-Contractor has failed to do so within three (3) days, or any other time as the Contractor may decide, from the date of notice issued by the Contractor requiring the Sub-Contractor's compliance with the requirements hereof, and the Contractor shall be entitled to recover all costs incurred including administrative charges from the Sub-Contractor.

10.4 If necessary, the Sub-Contractor shall further furnish the Contractor with separate sub-schedules showing the details from the date of purchase order, design, manufacturing, delivery and execution in the event that the Sub-Contract Works include the supply of plant, equipment, materials or goods that require special purchase order, manufacturing, testing, commissioning, shipment and/or delivery to site. Detailed progress reports pursuant to the Work Schedule and/or sub-schedules shall be submitted at the end of each month and/or from time to time as the Contractor may require from the Sub-Contractor. Such progress reports shall contain the following information where appropriate:

a. The status of progress of the Sub-Contract Works on site in terms of percentage completion against the Work Schedule;

b. The status of deliveries of plant, equipment, materials or goods supplied by the Sub-Contractor in terms of product description, dates and quantities delivered, as well as the projected production schedule, delivery schedule and quantities of future supplies; and/or

c. The status of purchase ordering, designing, manufacturing, testing, commissioning, shipment of plant, equipment, materials and goods locally or overseas before delivery.

10.5 The Work Schedule and/or the Sub-Contract Period shall be extended by the Contractor whenever he is satisfied that the Sub-Contract Works have been unreasonably delayed by:

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a. Any delay or act of the prevention committed by the Contractor or by any servant or agent of the Contractor; or

b. Any event affecting directly the Sub-Contract Works on the basis of which an extension of time can be sought pursuant to the grounds for extension of time expressly provided under the Contract.

10.6 As a condition precedent to the Contractor granting any extension of time under this Clause, the Sub-Contractor shall be required to make an application to the Contractor in writing. The written application shall contain reasons stating the grounds upon which delay to the Completion Date of the Sub-Contract Works or any part thereof may be caused and the amount of extension of time sought. Such application shall be made by the Sub-Contractor within seven (7) days from the time of the Contractor's instruction or when the delay of the event or matter relied upon for extension of time has occurred.

10.7 The Sub-Contractor's entitlement to any extension of time under Clause 10.5 shall be reduced if, notwithstanding any delay caused by the matters stipulated under Sub-Clauses (a) and (b) of Clause 10.5, the Sub-Contract Works would have been in delay by virtue of the Sub-Contractor's breach of this Sub-Contract and this shall be understood to include but not limited to any failure on the part of the Sub-Contractor to carry out the works diligently or expeditiously.

10.8 In the event of any extension of time that is granted to the Sub-Contractor, the Sub-Contractor shall not be entitled to make any claim against the Contractor for any associated loss, expense, cost or damage arising from such grant of extension of time regardless of whatsoever reasons or causes attributing to it.

11.0 TERMS OF PAYMENT AND RETENTION SUM

11.1 The Sub-Contractor shall serve on the Contractor a Payment Claim on 25th day of each month for the works carried out for the reference period of this claim showing the amount to which the Sub-Contractor considers himself to be entitled together with the relevant calculation details and supporting documents. Any Payment Claim served on the Contractor after the 25th day of that month shall not be accepted and the Sub-Contractor shall be required to include such current Payment Claim and re-submit together with the next Payment Claim in the following month on the 25th day.

11.2 The Payment Claim shall be in a prescribed format set out and attached to the Appendix or in such other format as prescribed by the Contractor for the value of the Sub-Contract Works properly executed.

11.3 The Sub-Contractor shall ensure that a hard copy of the Payment Claim shall be served on the Contractor by hand at the Contractor's site office located at 2 International Business Park, #05-25 The Strategy, Singapore 609930, or at any other address which the Contractor may notify separately in writing from time to time. The Sub-Contractor shall also be required to submit, on the same day as the hard copy of Payment Claim is being served, a soft copy of his Payment Claim via email to the email address of the Contractor's site office at

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lotte ith@lotte.net, or at any other email address which shall be made known to the Sub-Contractor separately in writing from time to time. The mode of service of the Payment Claim on the Contractor as specified in this Clause shall be a condition precedent to his right to receive the Payment Response from the Contractor.

11.4 Where the date for service of the Payment Claim falls on a Saturday, Sunday or Statutory Holiday, the Sub-Contractor shall serve the Payment Claim one day earlier, which itself is not a Saturday, Sunday or Statutory Holiday.

11.5 In the event that the Sub-Contractor serves the Payment Claim earlier than the time period provided under Clause 11.1, the Contractor shall not be required to provide the Payment Response earlier than the case as if the Sub-Contractor had served his Payment Claim in accordance with Clause 11.1.

11.6 The Contractor shall within twenty-one (21) days of receipt of the Payment Claim or the time by which the Sub-Contractor is required under Clause 11.1 to submit the Payment Claim, whichever is later, respond to the Payment Claim by providing a Payment Response to the Sub-Contractor as set out in the Payment Certificate the amount which the Contractor considers to be due to the Sub-Contractor.

11.7 The Sub-Contractor shall be paid the amount stated in the tax invoice or invoice on or before the expiry of thirty-five (35) days after the date of receipt of the tax invoice or invoice by the Contractor. Where the Sub-Contractor is not a taxable person under the Goods and Services Tax Act Cap 117A, the Contractor shall pay the amount stated in the invoice based on the amount as stated in the Payment Certificate of the Payment Response on or before the expiry of thirty-five (35) days after the date on which or the period within which the Payment Response is required to be provided under Clause 11.6. Where the Sub-Contractor is a taxable person under the Goods and Services Tax Act Cap 117A, the Sub-Contractor shall prepare his tax invoice based on the amount as stated in the Payment Certificate of the Payment Response provided under Clause 11.6. The reference number of this Sub-Contract must be clearly reflected in the tax invoice or invoice. The Sub-Contractor shall attach the original copy of the Payment Certificate to his tax invoice or invoice for submission to the Contractor. All original tax invoices or invoices with the original copy of the Payment Certificate must be served at the Contractor's site office and a soft copy of which being emailed to the email address of the Contractor's site office on the same day without fail. The mode of service of tax invoice or invoice on the Contractor as specified in this Clause shall be a condition precedent to his right to receive any payment from the Contractor.

11.8 For the purposes of Section 8(5)(a) of the SOP Act, the interest payable on any unpaid amount of a progress payment that has become due and payable by the Contractor to the Sub-Contractor shall be at the rate of five percent (5%) per annum.

11.9 For the avoidance of doubt, no certificate issued by the Contractor under any provision of this Sub-Contract, payment made by the Contractor to the Sub-Contractor, nor any partial or entire use or occupancy of the Sub-Contract Works by the Contractor shall be considered as conclusive evidence as to the sufficiency or acceptance of the whole or any part of the Sub-Contract Works to which it relates, nor shall it relieve the Sub-Contractor from his liability to

amend, rectify and make good all defects, imperfections, shrinkages, other faults or damage in the Sub-Contract Works.

11.10 A retention amount (hereinafter called the "**Retention Sum**") equivalent to ten percent (10%) of the Sub-Contract Sum shall be deducted from the Payment Claim of the Sub-Contractor subject to a maximum of five percent (5%) of the Sub-Contract Sum. One moiety of the Retention Sum shall be released to the Sub-Contractor upon issuance of the Substantial Completion Certificate by the SO and the balance shall be released after the issuance of Final Completion Certificate by the SO subject to the finalisation of the Final Account of this Sub-Contract.

12.0 FINAL ACCOUNT

12.1 Within four (4) weeks from the issuance of the Final Completion Certificate pursuant to the Contract, the Contractor shall send a draft statement of final account (hereinafter called the "**Final Account**") to the Sub-Contractor. The Final Account shall set out:

a. the adjustment which the Contractor considers should be made to the Sub-Contract Sum;

b. the amounts which have been paid by the Contractor to the Sub-Contractor;

c. any further amount to which the Sub-Contractor may be entitled; and

d. the amounts to which the Contractor considers it is entitled to recover from the Sub-Contractor pursuant to this Sub-Contract.

12.2 Within seven (7) days of the receipt by the Sub-Contractor of the Final Account, the Sub-Contractor shall notify the Contractor in writing as to whether or not the amounts set out in the Final Account are accepted by the Sub-Contractor. If the Sub-Contractor does not accept the Final Account, such written notice shall (i) set out the issues or matters in the Final Account which the Sub-Contractor disputes; (ii) state the ground for the Sub-Contractor's contention; and (iii) have all documentary evidence available in relation to such dispute attached. In the event that the Sub-contractor does not issue such a written notice to the Contractor within the said seven (7) days, the Sub-Contractor shall be deemed to have accepted the Final Account and the Final Account shall be final, binding and conclusive on the Sub-Contractor.

12.3 Upon receipt of the written notice from the Sub-Contractor pursuant to Clause 12.2, the Contractor shall be entitled to request from the Sub-Contractor such further information or evidence as the Contractor may require for a review of the Final Account. The Contractor shall be entitled to stipulate a reasonable time period within which the Sub-Contractor is to provide such further information or evidence. If the Sub-Contractor fails to comply with such time limit or deadline as may be stipulated by the Contractor, the Sub-Contractor shall be deemed to have waived its right to dispute the Final Account and the Final Account shall be final, binding and conclusive on the Sub-Contractor.

12.4 Any review of the Final Account by the Contractor pursuant to a written notice sent by the Sub-Contractor pursuant to Clause 12.2 shall be conducted and decided on by the Contractor

within seven (7) days of the Contractor's receipt of such written notice, at the Contractor's sole discretion. Any such decision by the Contractor in respect of disputes raised by the Sub-Contractor shall be deemed final, binding and conclusive on the Sub-Contractor, and the Final account shall be deemed finalised upon such decision. The Contractor may upon such review, amend the Final Account and issue to the Sub-Contractor a notice of amendment to the Final Account, if the Contractor chooses not to amend the Final Account, it shall inform the Sub-Contractor accordingly. Such amendment, if made, shall be final, binding and conclusive on the Sub-Contractor.

13.0 LIQUIDATED DAMAGES

13.1 In the event that the Sub-Contractor fails to complete the Sub-Contract Works or any section thereof by the Completion Date of the Work Schedule or any extended period as provided under this Sub-Contract, he shall pay a sum of ascertained amount at Singapore Dollar Twenty-Seven Thousand Three Hundred and Fifty Only (S$27,350.00) per day (hereinafter called the "**Liquidated Damages**") to the Contractor for each day of delay when the delivery or the completion of the Sub-Contract Works or any part thereof remains outstanding, subject to a maximum limit equivalent to thirty percent (30%) of the Sub-Contract Sum:

a. Singapore Dollar Seven Thousand Six Hundred and Fifty on (S$7,650.00) per day for any delay in power turn-on; and

b. Singapore Dollar Twenty-Seven Thousand Three Hundred and Fifty Only (S$27,350.00) per day for any delay in completing the whole of the Works.

13.2 The amount of the Liquidated Damages shall be deducted from any monies due or which may become due to the Sub-Contractor under this Sub-Contract, or shall become a debt payable to the Contractor and recoverable from the Sub-Contractor if such an amount exceeds the net sum payable to the Sub-Contractor after the finalisation of final account of this Sub-Contract.

14.0 RIGHT OF CONTRACTOR TO SET-OFF

14.1 The Contractor shall be entitled to set off against any progress payment or any other payment due to the Sub-Contractor (including any payment of retention money under this Sub-Contract) the amount of any claim for loss or expense incurred by or damages suffered by the Contractor arising from any breach on the part of the Sub-Contractor with respect to:

a. any of the provisions of this Sub-Contract; or

b. the provisions of the Contract between the Employer and the Contractor.

14.2 For the purpose of ensuring satisfactory and timely completion of the Sub-Contract Works, if the Sub-Contractor persistently and continues for three (3) days upon receipt of a written notice fails to proceed to complete the works with due diligence or expedition and/or in conformity with the requirements of this Sub-Contract or the SO's requirements, the Contractor reserves the right to engage others to carry out any part of the Sub-Contract Works. In the circumstances, the Contractor shall set off any amount incurred in such an arrangement from monies due or which may become due to the Sub-Contractor and the Sub-

Contractor shall be liable to indemnify the Contractor for any claims, proceedings, damages, costs and expenses incurred or suffered by the Contractor in engaging such other party. Such an arrangement made herein, however, does not relieve the Sub-Contractor of his full obligations under this Sub-Contract.

14.3 The exercise of this Clause shall not prejudice the right or any relief to which the Contractor may be entitled against the Sub-Contractor under any other provision of this Sub-Contract or under common law.

15.0 MAINTENANCE PERIOD AND DEFECTS LIABILITY PERIOD

15.1 The Sub-Contactor shall be required to comply with all liabilities and obligations under this Sub-Contract in carrying out all necessary maintenance and rectification works including, but not limited to, periodic maintenance, making good of defect or fault in the design of the Sub-Contract Works or any part thereof, and completion of any outstanding work discovered during the Maintenance Period and/or the Defects Liability Period as set out and defined herein. All such works shall be executed at the own costs and expenses of the Sub-Contractor with expedition and without delay.

15.2 The Sub-Contractor shall duly carry out and complete all repair, replacement, rectification, alteration or modification works within a reasonable time upon the receipt of any notice or complaint from the Contractor and shall maintain sufficient stock of spares in Singapore or other vicinities convenient for such periodic maintenance, repair, replacement, rectification, alteration or modification purposes.

15.3 If any parts of the system, plant, equipment, materials or goods are found to be defective irrespective of whether the same have been accepted or not, the Sub-Contractor shall at his own costs and expenses, repair, rectify and make good to the satisfaction of the Contractor, the SO and the Employer all defects, imperfections, shrinkage, and other faults. In this respect, the period of warranty for the system, plant, or equipment or any part thereof shall be extended if so directed by the SO, and shall continue to run for another similar period of the Defects Liability Period from the date of making good or acceptance.

15.4 In the event that the Sub-Contractor fails, refuses or neglects to perform the same within three (3) days, or within any other time as the Contractor may decide, upon receipt of a written notice, the Contractor reserves all rights to engage others to perform on behalf of the Sub-Contractor and the Contractor shall be entitled to recover such cost incurred from the payment due or which may become due to the Sub-Contractor, or as a debt payable to the Contractor. Notwithstanding the said arrangement, it shall not release or abridge the Sub-Contractor of his obligations under this Sub-Contract and he shall remain responsible for the satisfactory performance of the Sub-Contract Works within the Maintenance Period and/or the Defects Liability Period, including the warranties of the plant, equipment, materials or goods forming part of the Sub-Contract Works.

16.0 TERMINATION

16.1 The Contractor reserves the right to terminate the employment of the Sub-Contractor under this Sub-Contract after giving seven (7) days' written notice if he has failed or refused to

execute the Sub-Contract Works or has committed any act in any one of the following respects: -

a. If he wholly suspends the Sub-Contract Works before completion thereof; or

b. If he fails to proceed with the Sub-Contract Works with due diligence and expedition, or fails to execute the Sub-Contract Works or to perform his obligations in accordance with this Sub-Contract; or

c. If he refuses or persistently neglects after receipt of notice in writing from the Contractor to remove defective work or improper materials; or

d. If the Sub-Contractor employs illegal foreign workers to carry out any part of the Sub-Contract Works; or

e. If the Sub-Contractor has committed an act of bankruptcy or becomes bankrupt or insolvent or makes a composition with creditors or if, being a company, any winding up order of any kind is made, or a receiver or manager or judicial manager of the Sub-Contractor's undertaking or assets is appointed, or possession taken or execution levied by creditors or debenture holders or under a floating charge; or

f. If the Sub-Contractor or any person employed by him or acting on his behalf shall have committed any offence under the Penal Code or the Prevention of Corruption Act or any re-enactment or modification of such Code or Act or shall have abetted or attempted to commit such an offence or shall have given any fee or reward when the receipt of which is an offence under the said Acts.

16.2 In any such event and without prejudice to any other rights or remedies, the Contractor may by a further written notice to the Sub-Contractor forthwith terminate this Sub-Contract. Any remedial work and/or remaining work after termination shall be carried out by others and all such costs and expenses incurred shall be deducted from any monies due or which may become due to the Sub-Contractor, or shall become a debt payable to the Contractor.

16.3 Notwithstanding the aforesaid, all indemnities and warranties furnished under this Sub-Contract shall survive such termination.

17.0 OPERATION AND MAINTENANCE MANUALS

17.1 Upon completion of the Sub-Contract Works, the Sub-Contractor shall provide the Contractor, in triplicate or any number of sets as specified in the specifications and requirements of the Contract, a full and comprehensive instruction manual elucidating the operation and maintenance of the respective plant, equipment, materials or goods. The instruction manual shall include detailed procedures essential for the proper and efficient operation and maintenance of the plant, equipment, materials or goods forming part of this Sub-Contract Works and the emergency instructions in accordance with the specifications and requirements of the Contract.

17.2 The Sub-Contractor shall also provide the services of competent person/s to instruct or to train the Employer's personnel in the operation and maintenance of the plant, equipment, materials or goods forming part of the Sub-Contract Works and to fully comply with any other requirements as stipulated in the Contract to the satisfaction of the Employer, independent of the number of sessions required to complete such satisfactory instruction and training.

18.0 NON-WAIVER

18.1 Any neglect, failure or forbearance on the part of the Contractor as to time, action or performance to exercise or enforce any terms and conditions of this Sub-Contract shall not operate or be construed as the waiver on the part of the Contractor to exercise or enforce its original rights and entitlements under the terms and conditions of this Sub-Contract.

18.2 No waiver by the Contractor of one breach by the Sub-Contractor shall be construed as a waiver with respect to any other or subsequent breach. The acceptance of performance of anything required under this Sub-Contract to be performed with the knowledge of breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure.

19.0 PATENT RIGHTS

19.1 The Sub-Contractor shall fully indemnify the Contractor and/or the Employer against any actions, claims or demands, costs and expenses arising from or incurred by reason of infringement of letters, patent right and design trademark of name, plant, work, materials or thing, system or method of using, fixing, working or arrangement used, fixed and supplied by the Sub-Contractor. In the event of any claim being made or action brought against the Contractor and/or the Employer in respect of any such matters as aforesaid, the Sub-Contractor shall immediately be notified thereof and shall, at his sole expense, conduct all negotiations for the settlement of the same, or any litigation that may arise therefrom.

20.0 ENVIRONMENT, HEALTH AND SAFETY

20.1 The Sub-Contractor shall be responsible for full compliance with all environmental, health and safety requirements and by-laws applicable in the Republic of Singapore. The Sub-Contractor shall provide at his own cost all personal protective equipment such as safety helmets, safety boots, and all other safety or health equipment and apparels required for his workers and/or staff in order to maintain a safe and healthy environment. The Sub-Contractor shall strictly adhere to all measures and procedures implemented on site by the Contractor and/or the Employer in relation to the regulations and requirements of safety, health and environment. Any monetary set-off, fine or financial loss suffered by the Contractor due to non-compliance by the Sub-Contractor shall be recovered from any monies due or which may become due under this Sub-Contract or as a debt payable to the Contractor.

20.2 If any of the materials or goods to be supplied by the Sub-Contractor contain any hazardous substances or require any special precautions to be taken to ensure safety in handling, transport, storage or use, the Sub-Contractor shall prior to their delivery, furnish to the Contractor written details of the nature of those substances and precautions to be taken, and shall ensure that before despatch appropriate instructions and warnings are clearly and

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prominently marked on the materials or goods or securely attached to them and/or on any containers into which they are packed.

20.3 In particular (but without limitation), the Sub-Contractor shall provide to the Contractor in writing all such data, instructions and warnings as are essentially required to comply with the applicable legislation relating to safety, health and environment, and shall indemnify the Contractor against all liabilities, claims and expenses which may arise as a result of the Sub-Contractor's failure to do so.

20.4 The Sub-Contractor shall observe and comply with all the in-house safety rules and regulations of the Contractor and that of the Employer at the site. The Sub-Contractor shall be subject to disciplinary action and shall pay a penalty corresponding to the offences committed for any breach, non-observance and/or non-compliance of any of the in-house safety rules and regulations on the part of the Sub-Contractor.

20.5 The Sub-Contractor shall have fulfilled the Workplace Safety and Health (WSH) requirements certified by the WSH Council and have attained a Certificate for bizSAFE Level 4 in order to commence work at the Project site. In the event that the Sub-Contractor is not bizSAFE-certified, he shall get his company certified to bizSAFE Level 4 within six (6) months upon the date of the Letter of Intent issued by the Contractor of his intention to engage the Sub-Contractors or within five (5) months upon the date of the award of the Sub-Contract to the Sub-Contractor, whichever is earlier.

21.0 WORK PERMITS

21.1 The Sub-Contractor shall ensure that all foreign workers employed at the site have valid work permits, of which the photocopies and original copies shall be made available to the Contractor for verification and record. The Sub-Contractor shall be liable for and shall indemnify the Contractor against any damage, expense, liability, loss, claim or proceedings whatsoever including solicitor's costs on a full indemnity basis for any action taken against the Contractor arising out of the employment or deployment of illegal workers by the Sub-Contractor at the site. In addition, when making man-year application to the relevant Authorities for foreign workers for the purpose of this Sub-Contract, the director of the Sub-Contractor shall personally undertake responsibility to make full settlement of expenses in relation to the foreign workers' salaries, costs of air fare to their countries, any fines imposed by the Contractor or by the relevant Authorities, and any other costs related thereto.

21.2 The Sub-Contractor shall strictly comply with all laws and regulations regarding the employment of foreign workers and shall be required to submit to the Contractor an undertaking letter within fourteen (14) days following the award of this Sub-Contract, the Sub-Contractor shall also make a written declaration to the Contractor that no workers will be employed or deployed against the Foreign Workers/Immigration Acts for the execution of the Sub-Contract Works in accordance with the specimen attached to the Appendix.

22.0 ATTENDANCE OF MEETINGS AND SITE INSPECTIONS

22.1 The Sub-Contractor's authorised site representative shall be required to attend all tool box meetings daily including any site walks, site inspections, safety meetings including any safety

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site patrols, and/or any other meetings which the Contractor may require from time to time without fail.

22.2 A penalty may be imposed on the Sub-Contractor for each occasion of his failure to ensure the attendance of his site representative at the specified meeting.

23.0 WORK-UNIFORMS AND SAFETY HELMETS

23.1 The Sub-Contractor shall be required to procure at his own cost from the Contractor any stickers, polo-shirts or vests imprinted with the company name and logo of the Contractor, or any other designs as the Contractor may decide, for use as work-dresses or uniforms by his supervisors and workers working on site during working hours for the purpose of executing his Sub-Contract Works.

23.2 If the wearing of the Contractor's uniforms and helmets carrying the Contractor's company logo by the Sub-Contractor's workers in the manner specified as uniforms working on site is mandatory for carrying out his Sub-Contract Works on site, any workers who fail to comply with the mandatory requirements under this clause shall be requested to leave the site immediately and the Sub-Contractor shall have no rights whatsoever to seeking any damages from the Contractor for loss and damage caused to any delay or disruption to his Sub-Contract Works as a result of such request of the Contractor.

23.3 As the wearing of the said work-uniforms does materially matter the projection of the Contractor's corporate image as a whole, the Sub-Contractor shall put in constant effort with due diligence to educate and remind his workers to behave orderly and properly on the workplace and/or in the public while dressing in uniforms bearing the Contractor's company name and logo in order not to do or cause to do anything that may damage or blemish the reputation and image of the Contractor.

23.4 The Contractor's uniforms are to be dressed by the Sub-Contractor's workers for working purpose on site during working hours but not to be dressed for other casual purposes. The Sub-Contractor shall be taken to task for disciplinary action of the Contractor should any of his workers dressed in the Contractor's uniforms be found misbehaving, appearing or loitering at places of ill-repute.

23.5 The Contractor reserves the right to change the design of the work-uniforms without prior notice to the Sub-Contractor.

24.0 ASSIGNMENT AND SUBLETTING

24.1 The Sub-Contractor shall not assign or sublet the whole or any part of the Sub-Contract Works to any other party without prior written notification to the Contractor for consent. The Contractor is not bound under this Sub-Contract to grant consent to any assignment or subletting as may be requested by the Sub-Contractor. Any consent of the Contractor shall not relieve the Sub-Contractor from any of his liabilities and obligations under this Sub-Contract.

25.0 INSURANCE

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LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

25.1 The Sub-Contractor shall observe, perform and fulfill all terms, conditions, undertakings and obligations contained in the insurances procured by the Employer. Notwithstanding that, the Sub-Contractor shall be liable to procure such other insurances as may be necessary for the purposes of the Sub-Contract Works at his own cost and expense. The Sub-Contractor shall further procure or shall cause any of his sub-contractors, direct or indirect, to procure their own workmen's compensation policy under the Work Injury Compensation Act (WICA) to insure all his workmen and subcontractors at his own cost and expense.

25.2 In the event of any insurance claim that is made by the Sub-Contractor against any of insurance policies taken out by the Employer under the Contract, the Sub-Contractor shall be liable to bear in full the minimum amount of loss stated under the excess clauses in the insurance policies.

26.0 NON-DISCLOSURE AND CONFIDENTIALITY

26.1 Any specifications or other information forming part of the Contract Documents provided to the Sub-Contractor by the Contractor shall be treated as confidential and shall be used only for the purpose of the execution of this Sub-Contract and shall not be reproduced in whole or in part for any other purposes. All such information shall be returnable upon demand of the Contractor. The Sub-Contractor shall ensure that such information is not divulged to any third party except where necessary for the performance of the Sub-Contractor's obligations under this Sub-Contract and, in such cases, subject to third parties in question undertaking a similar obligation of confidentially. This obligation does not apply to information which at the time of disclosure is in the public domain or is in the Sub-Contractor's lawful possession without restrictions on disclosure. The Sub-Contractor shall indemnify the Contractor against all liabilities arising therefrom due to his failure to comply with the requirements hereof.

27.0 ARBITRATION

27.1 All disputes, controversies and differences between the Contractor and the Sub-Contractor arising under or out of or in connection with this Sub-Contract or arising under or out of or in connection with the Sub-Contract Works shall be referred to arbitration for resolution in accordance with Singapore International Arbitration Centre (SIAC) rules as at present in force.

27.2 Both parties hereby agree that no arbitration proceedings shall commence until and after the SO having issued the Substantial Completion Certificate to the whole of the Contract Works.

28.0 GOVERNING LAW

28.1 This Sub-Contract shall be governed by and construed in accordance with the laws of the Republic of Singapore.

29.0 RIGHTS OF THIRD PARTY

29.1 A person who is not a party to this Sub-Contract shall have no right under The Contracts (Rights of Third Parties) Act (Cap 53B) to enforce any of the terms.

30.0 PERORMANCE BOND

30.1 The Sub-Contractor shall place a cash, or submit a banker's guarantee or insurance bond in lieu, as a security deposit (hereinafter called the "**Performance Bond**") to the Contractor for the due performance of his obligations under this Sub-Contract, equivalent to five percent (5%) of the Sub-Contract Sum within fourteen (14) days of the date of executing this Sub-Contract to the Contractor in accordance with the specimen attached to the Appendix.

30.2 The Performance Bond shall be issued in two (2) banker's guarantees or insurance bonds with each of the guaranteed sum equivalent to two and a half percent (2.5%) of the Sub-Contract Sum, if the Sub-Contractor opts not to provide cash. One of the Performance Bonds shall be valid up to 30 March 2028 which is six (6) months after the date of completion of the whole of the Works, while the other Performance Bond shall be valid up to 30 September 2029 which is six (6) months after the expiry date of the Defects Liability Period.

30.3 The lodgement of the Performance Bonds with the Contractor shall be a condition precedent to the right of the Sub-Contractor to receive his first payment from the Contractor.

31.0 LIST OF DOCUMENTS IN APPENDIX

31.1 The following documents that are attached to the Appendix to this Sub-Contract shall form part of the Sub-Contract Document. The Sub-Contractor shall bring any discrepancies, inconsistencies or divergences found between the terms and conditions, the specifications and the requirements, and/or between any parts of the documents contained herein to the attention of the Contractor who shall decide on the matter. The Contractor's decision shall be final, binding and conclusive on the Sub-Contractor.

a. Final Accepted Offer [Clause 1.1h] –
Letter of Quotation, Qtn Ref No.: BNL/L-E&C/qtn.639/ES.TS/23-R2 dated 8 January 2024, including a Price Schedule (4 pages);

b. Schedule of Rates [Clause 1.1n] –
Schedule of Rates (Part A – Unit Rates - SOR-62/63/64/64A/65/34/35/36/37/38/39/40/41/42/43/44/45/46/47/48/49/50/51/52/53/54/55 (27 pages);

c. Scope of the Sub-Contract Works [Clause 2.1] –
   (i) PT04-01 Scope of PSES Sub-Contract Works (Packages A, B & C) (4 pages);
   (ii) PT04-02 Matrix of Scope of Works for PSES (1 page);

d. The Contractor's Letter of Award [Clause 1.4] –
The Contractor's Letter of Award, Ref: LOTTE/J121/024/BNLEPL/2024-001 dated 26 January 2024 (37 pages);

e. Relevant parts of the Contract drawings and specifications and documents [Clause 2.1] –
   1. <u>List of Tender (Contract) Drawings</u>:
      1.01 T-120-ITH-ALE-1070 (1 page)
      1.02 T-120-ITH-ALE-1070 (1 page)
      1.03 T-120-ITH-ALE-1070 (1 page)

1.04 T-120-ITH-ALE-1070 (1 page)
1.05 BI –FCDD Elect Drawing (DAR-J121-BIDWG-3001-A 23 Oct 23) (116 sheets)
1.06 ITH –FCDD Elect Drawing (DAR-J121-PSESDWG-3001-A 23 Oct 23) (809 sheets)

2. General Specification (GS):
   2.01 GS – Main Text – TA2 (40 pages)
   2.02 GS – Safety, Health and Environment (190 pages)

3. Particular Specification (PS):
   3.01 PS – Main Text – TA3 (79 pages)
   3.02 PS – Table 1 - TA1 (Civil & Interfacing Contractors' Interface – Core and Shell) (14 pages)
   3.03 PS - Table 3 - TA1 (Civil, ID Contractors & M&E Contractors' Interface – COB) (6 pages)
   3.04 PS - Table 4 Summary of Equipotential Bonding (EPB) Requirements (3 pages)
   3.05 PS - Figures 1 2 3 Coord (3 pages)
   3.06 PS - Schedule D - Comprehensive Maintenance for ITH excl BI - TA2 (69 pages)
   3.07 PS - Schedule E - Comprehensive Maintenance for BI - TA1 (39 pages)
   3.08 PS - Schedule J - Productivity P3 ME Markup Drawings List - TA1 (2 pages)
   3.09 PS - Schedule J - Productivity P3 ME Markup Drawings - TA1 (14 pages)
   3.10 PS - Schedule K - Temp Power Water Telephone Line (3 pages)
   3.11 PS - App A - Light Design Strategy - TA3 (24 pages)
   3.12 PS - App I - Safe Management after Circuit Breaker - TA1 (2 pages)

4. Design Criteria & Performance Specification (DCPS):
   4.01 DCPS - Chapter 1 General Design Requirement - TA1 (56 pages)
   4.02 DCPS - Chapter 3 PSES - TA3 (39 pages)
   4.03 DCPS Appendix A Lighting Area Demarcation - TA3 (11 pages)
   4.04 DCPS Appendix B1 Design Criteria of ME Services for COB and Basement TA1 (16 pages)
   4.05 DCPS Appendix B2 - Design Criteria of ME Services for Podium TA2 (26 pages)
   4.06 DCPS Appendix B3 - Design Criteria of ME Services for Podium TA1 (12 pages)
   4.07 DCPS Appendix C - Typical Interfacing Requirements for Podium TA1 (6 pages)
   4.08 DCPS Appendix D - Typical Interfacing Requirements for COB TA1 (2 pages)
   4.09 DCPS Appendix E - Typical iBMS Point Schedule for ITH (excluding BI) - TA2 (12 pages)
   4.10 DCPS Appendix E1 - Typical iBMS Point Schedule for ITH (Option) - TA2 (2 pages)
   4.11 DCPS Appendix F - Typical BMS Point Schedule for BI TA2 (29 pages)

5. Technical Specification (TS):
   5.01 TS - Chapter 3 - PSES - TA4 (242 pages)

6. Other Compliance:
   6.01 Preambles to PSCH – TA2 (10 pages)
   6.02 Preambles to SOR (5 pages)

7. Tender Clarification Documents:
   7.01 PSES Query 1 – BI-FCDD Elect Drawings (21 sheets)

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO. LTD. SINGAPORE BRANCH

7.02 PSES Query 1 – ITH-FCDD Elect Drawings (35 sheets)
7.03 PSES Query 2 – LMCP SLD (2 sheets)
7.04 PSES Query 3 – B1-Layout (9 sheets)
7.05 PSES Query 3 – SLD (12 sheets)
7.06 Tender Clarification for PSES Sub-Contract Works (3 pages)
7.07 PSES – Clarification 1(b) – J121---_F_E_WSPSG_BITC_ELL_S4_1020 (1 sheet)
7.08 PSES – Clarification 1(b) – J121---_F_E_WSPSG_BITC_ELL_S4_1031 (1 sheet)
7.09 PSES – Clarification 1(b) – J121---_F_E_WSPSG_BITC_ELL_S4_1032 (1 sheet)
7.10 PSES – Clarification 1(b) – J121---_F_E_WSPSG_BITC_ELL_S4_1033 (1 sheet)
7.11 PSES – Clarification 7(a) – Endorsed SPPG Plans (9 sheets)
7.12 PSES – Clarification 7(a) – TFCC Drawings (21 sheets)

(All above documents listed under the "relevant parts of the Contract drawings and specifications" are contained in a CD attached to this Sub-Contract).

f. Work Schedule [Clause 10 and 13.1] –
   (i) PT03-A01a Work Schedule (Basements) (3 sheets) and
   (ii) PT03-A01b Work Schedule (Podium L1-L8) (3 sheets)

(The above two Work Schedules are contained in the same CD attached to this Sub-Contract).

g. Format of Payment Claim [Clause 11.2] –
   PT03-A02 Format of Payment Claim (1 page);

h. Specimen of Written Undertaking On Employment of Foreign Workers/Illegal Workers [Clause 21.2] –
   PT03-A03 Specimen of Written Undertaking on Employment of foreign Workers (1 page);

i. Specimen of Performance Bond [Clause 30.2] –
   PT03-A04 Specimen of Performance Bond (3 pages);

31.2 In the absence of the Contractor's decision, the Sub-Contractor is obliged, without additional costs, to follow and comply with the highest standard or the most stringent specification and requirement stipulated and found in any of the Sub-Contract Documents. All documents comprised in this Sub-Contract shall be read and construed as a whole and no special priority shall apply unless specifically provided in this Sub-Contract.

31.3 In the event of any discrepancies, inconsistencies and/or divergences found amongst any of the documents forming the Sub-Contract Documents, the relevant documents, drawings, specifications and requirements in the Contract contained in the CD in Clause 31.1e relating to the satisfactory performance of the Sub-Contract Works shall prevail and take precedence over the Sub-Contractor's proposal made in its Final Accepted Offer.

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

IN WITNESSTH WHEREOF

The day and year first above written
The hand of the Contractor has been hereunto set
Signed by the said

Name: [redacted] Signature: [redacted]

Designation: **Project Director**

Company Stamp:

In the presence of

Name: [redacted] Signature: [redacted]

Designation: **Project Manager**

and the hand of the Sub-Contractor has been hereunto set

Signed by the said

Name: [redacted] Signature: [redacted]

Designation: DIRECTOR

Company Stamp:

In the presence of

Name: KELVIN SAM Signature:

Designation: GENERAL MANAGER

REF. NO.: **LOTTE/J121/024/BNLEPL/2024-002**

APPENDIX

Clause 31.1 a

Final Accepted Offer

(Total 4 Pages)

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO. LTD. SINGAPORE BRANCH

BNL ENGINEERING PTE LTD
27 Woodlands Industrial Park E1 #03-15 (Lobby B)
Hiangkie Industrial Building, Singapore 757718
P +65 6684 8428 F +65 6684 8598
ROC/ GST No: 201227204N

Qtn Ref No: BNL/L-E&C/qtn.639/ES.TS/23-R2

8th Jan 2024

Lotte Engineering & Construction Co., Ltd Singapore Branch
2 International Business Park
#05-25 Strategy
Singapore 609930

Attn: Mr Cho Han Jun

Dear Sir

ELECTRICAL QUOTATION FOR CONTRACT J121 - DESIGN AND BUILT MECHANICAL AND ELECTRICAL SERVICES FOR INTEGRATED TRANSPORT HUB AT JURONG EAST

We thank you for your kind invitation to quote for the above and are pleased to re-submit our revised quotation of Lump Sum amounting at $7,988,000.00 (refer attached) for your kind approval.

(SINGAPORE DOLLARS: SEVEN MILLION NINE HUNDRED AND EIGHTY-EIGHTY THOUSAND ONLY).

We trust the above quotation is in order and should you requires any clarification please do not hesitate to contact us.

Yours faithfully

BNL ENGINEERING PTE LTD

Kelvin Sam
General Manager
Hp no. 9119 3776

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD SINGAPORE BRANCH

TENDER FOR SUPPLY & INSTALLATION OF POWER SUPPLY SYSTEMS & ELECTRICAL SERVICES (PSES) FOR INTEGRATED TRANSPORT HUB (ITH) AT JURONG EAST

Tender for Packages A, B & C

Summary of Tender Price

S/N	Description	Labour (S$)	Materials (S$)	Amount (S$) Labour & Materials	Remarks
A	Electrical Infrastructure	490,500.00	323,500.00	814,000.00	
B	Bus Interchange (BI)	822,000.00	1,008,000.00	1,830,000.00	
C	Podium East / Podium West	2,354,000.00	2,990,000.00	5,344,000.00	
	Total Tender Price	3,666,500.00	4,321,500.00	7,988,000.00	

Important Note :

1 For equipment/materials listed below, which are supplied and installed by Lotte and require T&C, the Sub-Contractor is required to provide temporary power supply and to assist in the T&C.

1.1 HV Switchgears

1.2 LV MSB/EMSB

1.3 HV/LV Transformers

1.4 UPS/EPS

1.5 Energy Monitoring System

1.6 Dimmer System

2 For equipment/materials listed below, which are supplied by Lotte, the Sub-Contractor is to collect at ground level and transport to points of installation for installation and carrying out T&C including all necessary supports and ancillary works, etc.

2.1 All Electrical Switchboards & Control Panels

2.2 Busducts

2.3 Light Fittings

3 Items not mentioned above but deemed necessary for the completion of PSES installation shall be included in the Scope of PSES Sub-Contract Works and supplied by the Sub-Contractor.

PRICE SCHEDULE FOR POWER SUPPLY SYSTEMS & ELECTRICAL SERVICES (PSES) FOR INTEGRATED TRANSPORT HUB (ITH) AT JURONG EAST

A — Package A - Electrical Infrastructure

The scope of works breifly described below shall include, but not limited to, the supply, installation, termination and all ancilary works and accessories, and Testing & Commissioning (T&C) (unless otherwise expressly excluded) to render the entire/individual system forming part of the Power Supply Systems & Electrical Services (PSES) complete and operational in compliance with the Employer's Requirements. Tenderers are to refer to the "Scope of PSES Sub-Contract Works" and the "Matrix of Scope of Works for PSES" included in the Tender Documents for more details when carrying out pricing below.

S/N	Description	Labour (S$)	Materials (S$)	Amount (S$) Labour & Materials	Remarks
1	HV Cables System (HV cables, pilots cables, etc.) to and from SPPG HV Panels and Consumer HV Panels, including all cables, cable supports, termination, T&C, etc. for the complete system.				
1.1	SPPG HV to HVSB-BI-L1-01, HVSB-BI-L1-02, HVSB-JH-L1-01 and HVSB-JH-L1-02	60,000.00	50,000.00	110,000.00	
1.2	HVSB-BI-L1-01 and HVSB-BI-L1-02	12,000.00	15,000.00	27,000.00	
1.3	HVSB-JH-B1-01 and HVSB-JH-B1-02	12,000.00	15,000.00	27,000.00	
1.4	HVSB-OB1-L8-01 and HVSB-OB1-L8-02	70,000.00	75,000.00	145,000.00	
1.5	TX-BI-L1-02, TX-BI-L1-02 and TX-BI-L1-03	12,000.00	12,000.00	24,000.00	
1.6	TX-MCC-B1-01 and TX-MCC-B1-02	53,000.00	55,000.00	108,000.00	
1.7	TX-JHE-B1-01 and TX-JHE-B1-02	28,000.00	26,000.00	54,000.00	
1.8	TX-JHW-B1-01 and TX-JHW-B1-02	12,500.00	10,500.00	23,000.00	
1.9	TX-OB1-L8-01, TX-OB1-L8-02 and TX-OB1-L8-03	25,000.00	13,000.00	38,000.00	
2	Busduct System from Transformers to MSB , MSB to MSB and MSB to EMSB, including all necessary anchors, brackets, T&C, etc. (Busducts are supplied by Lotte)				
2.1	Transformer to MSB.	62,000.00	3,000.00	65,000.00	
2.2	MSB to MSB.	30,000.00	2,000.00	32,000.00	

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

2.3	MSB to EMSB.	60,000.00	3,000.00	63,000.00	
3	All other cables including cable supports from HV and MSB/EMSB Panels. E.g. HV Panels to VT, Metering Kiosks, Marshalling Boxes, etc.	40,000.00	30,000.00	70,000.00	
4	Cabling of Energy Monitoring System from HV/MSB/EMSB Panels to FCC Room.	3,000.00	2,000.00	5,000.00	
5	To provide temporary power and to assist in complete installation and T&C of all the equipment such as HT Switchgears, Transformers, MSB and EMSB, etc. (All HT Switchgears, Transformers, MSB and EMSB are supplied, installed and T&C by Lotte).	3,000.00	5,000.00	8,000.00	
6	Electrical Earth System for all the HT Switch Rooms, Electrical Switch Rooms and Transformer Rooms.	8,000.00	7,000.00	15,000.00	
7	Any other items not mentioned above but deemed necessary for completing the installation from HT Switchgears all the way to MSB/EMSB for the purpose to achieve power turn-on. Please specify below, if any:			-	
7.1				-	
7.2				-	
7.3				-	
	Subtotal for Package A	**490,500.00**	**323,500.00**	**814,000.00**	

B

Package B - Bus Interchange (BI) Comprising Parts of Two Basements & Level 1

The scope of works breifly described below shall include, but not limited to, the supply, installation, termination and all ancilary works and accessories, and Testing & Commissioning (T&C) (unless otherwise expressly excluded) to render the entire/individual system forming part of the Power Supply Systems & Electrical Services (PSES) complete and operational in compliance with the Employer's Requirements. Tenderers are to refer to the "Scope of PSES Sub-Contract Works" and the "Matrix of Scope of Works for PSES" included in the Tender Documents for more details when carrying out pricing below.

S/N	Description	Labour (S$)	Materials (S$)	Amount (S$) Labour & Materials	Remarks
1	Installation of all Electrical Switchboards, Dimmer Systems, and Control Panels excluding MSB and EMSB. (All Electrical Switchboards, Dimmer Systems and Control Panels are supplied by Lotte).	15,000.00	1,500.00	**16,500.00**	
2	Busduct System including all necessary brackets, etc. (excluding Busduct from Transformer to MSB, MSB to EMSB and MSB to MSB. (All Busducts are supplied by Lotte).	3,000.00	500.00	**3,500.00**	
3	Submain Cables from MSB/EMSB, Busduct Tap-off, GCP, etc. to all SSB, SB, DB, ESSB, ESB, EDB, OGB, kWh Panels, etc., including accessories, termination, T&C and power turn-on.	268,000.00	432,000.00	**700,000.00**	
4	Cabling of Energy Monitoring System from all Electrical Switchboards to to FCC Room.	13,000.00	12,000.00	**25,000.00**	
5	Submain cables / final sub cables from Electrical Switchboards to all isolators, LMCP, Control Panels etc., including accessories, termination, T&C and power turn-on.	20,000.00	27,000.00	**47,000.00**	
6	Power points including cables, cable supports for SSO, fuse connection units, handicapped / accessibility toilet emergency call buzzer system, etc.	175,000.00	185,000.00	**360,000.00**	
7	All power outlets such as switches, isolators, fuse connection units, etc. including accessories, termination, T&C and power turn-on.	3,000.00	15,000.00	**18,000.00**	
8	Lighting points including cables, cable supports, etc.	195,000.00	220,000.00	**415,000.00**	
9	Installation of Light Fittings including accessories, termination, T&C and power turn-on. (All light fittings supplied by Lotte).				
9.1	Internal Lightings.	20,000.00	3,000.00	**23,000.00**	
9.2	External Lightings.	3,000.00	1,000.00	**4,000.00**	
10	Containment System including all necessary supports and accessories.	80,000.00	90,000.00	**170,000.00**	
11	Electrical Earth System.	5,000.00	3,000.00	**8,000.00**	
12	Clean Earth System	17,000.00	13,000.00	**30,000.00**	
13	Lightning Protection System.	5,000.00	5,000.00	**10,000.00**	

14	Any other items not mentioned above but deemed necessary for completing the installation for the purpose of handing over. Please specify below, if any:				
14.1					
14.2					
14.3					
	Subtotal for Package B	822,000.00	1,008,000.00	1,830,000.00	

Package C - ITH Podium comprising Two Podium Blocks (East & West Wings & Two Basements)

C The scope of works breifly described below shall include, but not limited to, the supply, installation, termination and all ancilary works and accessories, and Testing & Commissioning (T&C) (unless otherwise expressly excluded) to render the entire/individual system forming part of the Power Supply Systems & Electrical Services (PSES) complete and operational in compliance with the Employer's Requirements. Tenderers are to refer to the "Scope of PSES Sub-Contract Works" and the "Matrix of Scope of Works for PSES" included in the Tender Documents for more details when carrying out pricing below.

S/N	Description	Labour (S$)	Materials (S$)	Amount (S$) Labour & Materials	Remarks
	The scope of works briefly described below shall include, but not limited to, the supply, installation, termination and all ancillary works and accessories, and T&C (unless otherwise mentioned) to render the entire/individual system forming part of the Electrical Services complete and operational in compliance with the Employer's Requirements.				
1	Installation of all Electrical Switchboards, Dimmer Systems and Control Panels excluding MSB and EMSB. (All Electrical Switchboards, Dimmer Systems and Control Panels are supplied by Lotte).	20,000.00	2,000.00	**22,000.00**	
2	Busduct System including all necessary brackets, etc. (excluding Busduct from Transformer to MSB, MSB to EMSB and MSB to MSB. (All Busducts are supplied by Lotte).	55,000.00	3,000.00	**58,000.00**	
3	Submain cables from MSB/EMSB, Busduct tap-off, GCP, etc. to all SSB, SB, DB, ESSB, ESB, EDB, OGB, kWh Panels, etc., including accessories, termination, T&C and power turn-on.	430,000.00	740,000.00	**1,170,000.00**	
4	Cabling of Energy Monitoring System from all Electrical Switchboards to FCC Room.	20,000.00	15,000.00	**35,000.00**	
5	Submain cables / final sub cables from Electrical Switchboards to all isolators, LMCP, Control Panels etc., including accessories, termination, T&C and power turn-on.	180,000.00	392,000.00	**572,000.00**	
6	Power points including cables, cable supports for SSO, fuse connection units, handicapped / accessibility toilet emergency call buzzer system, etc.	450,000.00	565,000.00	**1,015,000.00**	
7	All power outlets such as switches, isolators, fuse connection units, etc. including accessories, termination, T&C and power turn-on.	10,000.00	70,000.00	**80,000.00**	
8	Lighting points including cables, cable supports, etc.	520,000.00	570,000.00	**1,090,000.00**	
9	Installation of Light Fittings including accessories, termination, T&C and power turn-on. (All light fittings are supplied by Lotte).				
10	Internal Lightings.	150,000.00	Included	**150,000.00**	
11	External Lightings.	10,000.00	Included	**10,000.00**	
12	Containment System including all necessary supports and accessories.	400,000.00	500,000.00	**900,000.00**	
13	Electrical Earth System.	5,000.00	3,000.00	**8,000.00**	
14	Clean Earth System.	24,000.00	20,000.00	**44,000.00**	
15	Lightning Protection System.	80,000.00	110,000.00	**190,000.00**	
16	Any other items not mentioned above, but deemed necessary for completing the installation for the purpose of handing over. Please specify below, if any:				
17					
18					
	Subtotal for Package C	2,354,000.00	2,990,000.00	5,344,000.00	
	TENDER PRICE (TOTAL AMOUNT for Packages A+B+C)	3,666,500.00	4,321,500.00	7,988,000.00	

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

APPENDIX

Clause 31.1 b

Schedule of Rates (SOR)

(Total 27 Pages)

91 Light Fixtures (Install only)

All rates shall include mounting accessories.

S/N	Type of Luminaire	Description	Rate (S$) / unit
91.1	Downlight	Recessed mounted	28.00
91.2	Downlight	Surface mounted	28.00
91.3	Linear or Square Luminaire	Recessed mounted	28.00
91.4	Linear or Square Luminaire	Suspended	28.00
91.5	Linear or Square Luminaire	Surface / Wall mounted	28.00
91.6	Floodlight	Suspended	40.00
91.7	Floodlight	Surface / Wall mounted	40.00
91.8	High Bay Light	Suspended	50.00
91.9	Street Light	Pole mounted	100.00
91.10	Landscape Spike Light	Turf	30.00
91.11	Wall Luminaire	Surface / Wall mounted	30.00
91.12	Battery Pack for Emergency Luminaire	2 hours self-contained sealed Ni-Cad Battery Power Pack	30.00
91.13	Other luminaire (please specify)		

92 Light Fixtures (Supply and Install)

All rates shall include mounting accessories.

S/N	Type	Description	Rate (S$) / unit
92.1	E1	Emergency Light	NA
92.2	E2	LED Emergency Exit Light	NA
92.3	E3	LED Emergency Exit Light (Single Sided Directional Arrow)	NA
92.4	E4	LED Emergency Exit Light (Double Sided Directional Arrow)	NA
92.5	E5	Floor Mounted LED Emergency Exit Light	NA
92.6	E6	Weatherproof LED Emgerency Exit Light	NA
92.7	E7	LED Exit Light (Single Sided Directional Arrow facing both Left and Right)	NA
92.8	E8	Weatherproof LED Emgerency Exit Light (Single Sided Directional Arrow)	NA

93 Wiring points

All rates shall include mounting and fixing accessories

S/N	Description	Rate (S$) / point		
		2.5mm²	4mm²	6mm²
93.1	Wiring of one lighting point using FRT cables inclusive of surface/concealed galvanised conduit/trunking/tray, earth wire, terminations, ceiling rose, switching circuit, switch, etc.	124.00	146.00	175.00
93.2	Ditto, but using FR cable.	130.00	146.00	175.00
93.3	Ditto, but using PVC cable.	100.00	130.00	175.00
93.4	Ditto, but using FRT/PVC cable	124.00	146.00	175.00
93.5	Wiring of one emergency lighting point using FRT cables inclusive of surface/concealed galvanised conduit/ trunking/tray, earth wire, terminations, ceiling rose, switching circuit, switch, etc.	124.00	150.00	181.00
93.6	Ditto, but using FR cable.	130.00	157.00	188.00
93.7	Ditto, but using PVC cable.	100.00	130.00	181.00
93.8	Ditto, but using FRT/PVC cable	130.00	157.00	188.00
93.9	Wiring of FRT/SWA cables inclusive of underground uPVC pipes encased in concrete, earth wire, terminations, switching circuit, etc.	127.00	150.00	181.00
93.10	Ditto, but using FRT/PVC/SWA cable.	132.00	157.00	188.00
93.11	Ditto, but using PVC/SWA cable.	120.00	150.00	181.00
93.12	Wiring of one 13A power /fused connection unit point (ring or radial) using FRT cables inclusive of surface/concealed galvanised conduit/trunking/tray, of earth wire, terminations, etc., (excluding switch socket outlet and fused connection unit).	150.00	178.50	213.00
93.13	Ditto, but using FR cable.	160.00	185.00	227.00
93.14	Ditto, but using PVC cable.	130.00	150.00	213.00
93.15	Ditto, but using FRT/PVC cable	155.00	182.00	227.00
93.16	Ditto, but using FR/PVC cable.	162.00	185.00	227.00
93.17	Wiring of one15A power /fused connection unit point (ring or radial) using FRT cables inclusive of surface/concealed galvanised conduit/trunking/tray, earth wire, terminations, etc., (excluding switch socket outlet and fused connection unit).	165.00	190.00	358.00
93.18	Ditto, but using FR cable.	170.00	195.00	375.00
93.19	Ditto, but using PVC cable.	140.00	160.00	358.00
93.20	Ditto, but using FRT/PVC cable.	170.00	195.00	358.00
93.21	Ditto, but using FR/PVC cable.	175.00	200.00	375.00
93.22	Wiring of one telephone point inclusive of surface/ concealed galvanised conduit/trunking/tray, CAT 6 cable and telephone sockets (local authorities approved type).	NA	NA	NA
93.23	Ditto, but using 4-pairs wire	NA	NA	NA
93.24	Ditto, but using 8-pairs wire.	NA	NA	NA
93.25	Control / monitoring / interfacing point inclusive of wiring, surface/ concealed galvanised conduit/trunking/tray, etc using single or multi-core cable not exceeding 2.5mm² per core	NA	NA	NA

Part A - Unit Rates

94 Grid-tied Inverter

S/N	Capacity (KW)	Rate ($) / unit
94.1	10 kW	
94.2	12.5 kW	
94.3	17 kW	
94.4	20 kW	
94.5	27 kW	
94.6	100 kW	
94.7	250 kW	
94.8	350 kW	
94.9	500 kW	
94.10	750 kW	
94.11	1000 kW	

95 Monitoring System

S/N	Capacity (KW)	Rate ($) / unit
95.1	Temperature Sensor	
95.2	LED Monitor 47"	
95.3	Data Logger	
95.4	Solar irradiance sensor	

96 PV Module

S/N	Capacity (KW)	Rate ($) / unit
96.1	PV Module	
96.2	String DC Combiner	

97 AC Cables : FRT/LSOH/XLPE (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate ($) / metre			
		1 Core or CPC Cable	2 Cable + CPC	3 Cable + CPC	4 Cable + CPC
97.1	1.5	1.25	3.11	4.37	5.27
97.2	2.5	1.46	3.57	5.06	6.02
97.3	4.0	1.67	4.14	5.96	7.06
97.4	6.0	2.09	5.45	7.65	9.03
97.5	10	3.14	8.28	11.62	13.73
97.6	16	4.00	11.01	15.39	18.24
97.7	25	6.35	16.17	23.23	27.84
97.8	35	8.91	21.26	30.97	37.43
97.9	50	11.78	30.58	41.90	53.31
97.10	70	16.41	41.40	56.98	72.57
97.11	95	21.21	54.21	74.26	94.41
97.12	120	28.01	72.77	95.08	123.28
97.13	150	33.34	87.46	111.68	142.67
97.14	185	38.61	99.48	126.85	166.94
97.15	240	50.08	124.45	158.45	213.05
97.16	300	62.57	152.76	194.56	263.68
97.17	400	79.16	201.02	244.96	341.34
97.18	500	111.43	247.75	301.14	422.26

98 DC Cables: FRT/LSOH/XLPE (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm2)	1 Core
98.1	1.5	NA
98.2	2.5	NA
98.3	4.0	NA
98.4	6.0	NA
98.5	10	NA
98.6	16	NA
98.7	25	NA
98.8	35	NA
98.9	50	NA
98.10	70	NA
98.11	95	NA
98.12	120	NA
98.13	150	NA
98.14	185	NA
98.15	240	NA
98.16	300	NA

114 22kV XLPE/DATA/PVC Cable

S/N	Description	Rate ($) / m
114.1	240 mm² / 1C	67.9
114.2	300 mm² / 1C	84.0
114.3	400 mm² / 1C	105.0
114.4	500 mm² / 1C	135.9
114.5	630 mm² / 1C	149.4
114.6	185 mm² / 3C	135.9
114.7	240 mm² / 3C	148.2
114.8	300 mm² / 3C	185.3
114.9	400 mm² / 3C	234.7

115 22kV XLPE/DATA/FRT Cable (Low Smoke / Halogen Free)

S/N	Description	Rate ($) / m
115.1	240 mm² / 1C	74.1
115.2	300 mm² / 1C	92.6
115.3	400 mm² / 1C	117.3
115.4	500 mm² / 1C	147.0
115.5	630 mm² / 1C	170.4
115.6	185 mm² / 3C	154.4
115.7	240 mm² / 3C	166.7
115.8	300 mm² / 3C	203.8
115.9	400 mm² / 3C	253.2

116 22kV XLPE/DSTA/PVC Cable

S/N	Description	Rate ($) / m
116.1	240 mm² / 1C	49.4
116.2	300 mm² / 1C	60.5
116.3	400 mm² / 1C	74.1
116.4	500 mm² / 1C	90.2
116.5	630 mm² / 1C	113.6
116.6	185 mm² / 3C	135.9
116.7	240 mm² / 3C	148.2
116.8	300 mm² / 3C	185.3
116.9	400 mm² / 3C	234.7

117 22kV XLPE/DSTA/FRT Cable (Low Smoke / Halogen Free)

S/N	Description	Rate ($) / m
117.1	240 mm² / 1C	56.8
117.2	300 mm² / 1C	69.2
117.3	400 mm² / 1C	85.2
117.4	500 mm² / 1C	103.7
117.5	630 mm² / 1C	129.7
117.6	185 mm² / 3C	154.4
117.7	240 mm² / 3C	166.7
117.8	300 mm² / 3C	203.8
117.9	400 mm² / 3C	253.2

118 Low Voltage Power Cables, 0.6/1kV XLPE/FRT/LSOH

S/N	Description	Rate ($) / m
118.1	2.5mm² / 1C	1.49
118.2	2.5 mm² / 2C	4.05
118.3	2.5 mm² / 3C	5.44
118.4	2.5 mm² / 4C	6.83
118.5	4 mm² / 1C	1.70
118.6	4 mm² / 2C	4.69
118.7	4 mm² / 3C	6.39
118.8	4 mm² / 4C	8.00
118.9	6 mm² / 1C	2.13
118.10	6 mm² / 2C	6.18
118.11	6 mm² / 3C	8.21
118.12	6 mm² / 4C	10.23
118.13	10 mm² / 1C	3.20
118.14	10 mm² / 2C	9.38
118.15	10 mm² / 3C	12.48
118.16	10 mm² / 4C	15.56
118.17	16 mm² / 1C	4.17
118.18	16 mm² / 2C	12.48
118.19	16 mm² / 3C	16.52
118.20	16 mm² / 4C	20.67
118.21	25 mm² / 1C	6.61
118.22	25 mm² / 2C	18.33
118.23	25 mm² / 3C	24.94
118.24	25 mm² / 4C	31.55
118.25	35 mm² / 1C	9.27
118.26	35 mm² / 2C	24.09
118.27	35 mm² / 3C	33.25
118.28	35 mm² / 4C	40.96
118.29	50 mm² / 1C	12.26
118.30	16 mm² / 1C	4.17
118.31	16 mm² / 2C	12.48
118.32	16 mm² / 3C	16.52
118.33	16 mm² / 4C	20.67
118.34	25 mm² / 1C	6.61
118.35	25 mm² / 2C	18.33
118.36	25 mm² / 3C	24.94
118.37	25 mm² / 4C	31.55
118.38	35 mm² / 1C	9.27
118.39	35 mm² / 2C	24.09
118.40	35 mm² / 3C	33.25
118.41	35 mm² / 4C	40.96
118.42	50 mm² / 2C	32.84
118.43	50 mm² / 3C	44.98
118.44	50 mm² / 4C	55.00

119 Low Voltage Power Cables, 0.6/1kV XLPE/FRT/LSOH (Armoured)

S/N	Description	Rate ($) / m
119.1	2.5 mm² / 1C	5.61
119.2	2.5 mm² / 2C	4.50
119.3	2.5 mm² / 3C	7.14
119.4	2.5 mm² / 4C	7.75
119.5	2.5 mm² / 5C	8.47
119.6	2.5 mm² / 7C	12.50
119.7	2.5 mm² / 10C	15.00
119.8	2.5 mm² / 15C	20.00
119.9	2.5 mm² / 20C	25.00
119.10	2.5 mm² / 25C	30.00
119.11	4 mm² / 1C	5.92
119.12	4 mm² / 2C	6.00
119.13	4 mm² / 3C	7.96
119.14	4 mm² / 4C	8.67
119.15	4 mm² / 5C	9.79
119.16	6 mm² / 1C	7.07
119.17	6 mm² / 2C	8.00
119.18	6 mm² / 3C	9.73
119.19	6 mm² / 4C	10.83
119.20	6 mm² / 5C	12.21
119.21	10 mm² / 1C	7.53
119.22	10 mm² / 2C	8.91
119.23	10 mm² / 3C	11.66
119.24	10 mm² / 4C	13.31
119.25	16 mm² / 1C	9.50
119.26	16 mm² / 2C	13.86
119.27	16 mm² / 3C	16.62
119.28	16 mm² / 4C	20.47
119.29	25 mm² / 1C	13.35
119.30	25 mm² / 2C	19.10
119.31	25 mm² / 3C	24.14
119.32	25 mm² / 4C	28.65
119.33	35 mm² / 1C	15.75
119.34	35 mm² / 2C	23.60
119.35	35 mm² / 3C	25.70
119.36	35 mm² / 4C	35.34
119.37	50 mm² / 1C	21.50
119.38	50 mm² / 2C	30.85
119.39	50 mm² / 3C	40.03
119.40	50 mm² / 4C	47.46

120 Service Transformer

S/N	Description	Rate ($) / unit
120.1	1.6 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.2	2.0 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.3	2.5 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.4	3.0 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.5	3.5 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.6	1.6 MVA Service Transformer Silicone Oil Type	
120.7	2.0 MVA Service Transformer Silicone Oil Type	
120.8	2.5 MVA Service Transformer Silicone Oil Type	
120.9	3.0 MVA Service Transformer Silicone Oil Type	
120.10	3.5 MVA Service Transformer Silicone Oil Type	

121 22kV Switchgear including all protection relays and ancillary equipment

S/N	Description	Rate ($) / unit
121.1	22kV feeder panel c/w circuit breakers and all accessories	
121.2	22kV service transformer feeder panel c/w circuit breaker and all accessories	
121.3	22kV tie feeder panel c/w circuit breaker and all accessories	

122 Pilot Cable

S/N	Description	Rate ($) / m
122.1	2 pairs 2.5 mm2 PVC/SWA/PVC	7.29
122.2	3 pairs 2.5 mm2 PVC/SWA/PVC	9.39
122.3	4 pairs 2.5 mm2 PVC/SWA/PVC	12.54
122.4	5 pairs 2.5 mm2 PVC/SWA/PVC	15.68

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

Part B - Man-Day Rates

1. The man-day rates in this Schedule shall apply to valuation of Variation for works which require to be undertaken for 8 hours or more.

2. For works in excess of 8 hours, valuation shall be based on rates in this Schedule and pro-rated based on 8 hours per day.

3. For works that requires less than 8 hours, valuation shall be based on the following formula.

$$\text{Manhour Rate} = \frac{\text{Manday Rate}}{8} \times 1.05$$

Item No.	Category	S$/Day
A	**Executive Staff**	
1	Professional Engineer	600
2	Registered Safety Officer	400
3	Construction Manager	450
4	Design Manager / Quality Assurance Manager / T&C Manager / Senior Engineer	400
5	Engineer / Site Engineer / Tunnel Installation Engineer /	350
B	**Non-Executive Staff**	
1	LEW	
	a) Engineer Grade	450
	b) Technician Grade	400
	c) Electrician Grade	350
2	Assistant Engineer	272
3	Site Supervisor	204
4	Foreman	204
5	Technician (Electrical / Mechanical)	204
6	Draftsman	204
7	Welder	204
8	Ductworker	170
9	General Worker	136
10	Safety Supervisor	204
11	Skilled Worker	204

59 Telephone Cables

TFCC Approved telephone cables c/w 2-way air blown fibre microducts, excluding trays or trunkings

S/N	Ratio	Rate (S$) / metre
59.1	4 pairs	**NA**
59.2	8 pairs	**NA**
59.3	10 pairs	**NA**
59.4	20 pairs	**NA**
59.5	25 pairs	**NA**
59.6	40 pairs	**NA**
59.7	60 pairs	**NA**
59.8	80 pairs	**NA**
59.9	100 pairs	**NA**
59.10	120 pairs	**NA**
59.11	140 pairs	**NA**
59.12	160 pairs	**NA**
59.13	180 pairs	**NA**
59.14	200 pairs	**NA**

60 Telephone outlet

TFCC Approved telephone outlet including mounting accessories

S/N	Type of telephone outlet	Rate (S$) / unit
60.1	Moulded	**NA**
60.2	Matt Chrome	**NA**
60.3	Metalclad	**NA**
60.4	PVC	**NA**

61A Fibre Terminal Panel (FTP)

TFCC Approved jumper rings and mounting accessories

S/N	Type	Rate (S$) / unit
61A.1	100 pairs	**NA**
61A.2	200 pairs	**NA**
61A.3	300 pairs	**NA**

61B Tube Patch Panel (TPP)

TFCC Approved jumper rings and mounting accessories

S/N	Type	Rate (S$) / unit
61B.1	100 pairs	**NA**
61B.2	200 pairs	**NA**
61B.3	300 pairs	**NA**

62 CABLES : FR/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + CPC	3 Cable + CPC	4 Cable + CPC
62.1	1.5	1.19	3.09	4.11	5.24
62.2	2.5	1.29	3.46	4.68	5.89
62.3	4.0	1.88	4.86	6.64	8.42
62.4	6.0	2.57	6.45	8.88	11.22
62.5	10	4.06	10.38	14.21	18.05
62.6	16	5.84	14.59	20.10	25.53
62.7	25	8.71	20.94	29.08	37.31
62.8	35	11.39	26.46	37.12	47.49
62.9	50	14.45	34.60	48.15	61.80
62.10	70	22.18	51.52	66.13	82.73
62.11	95	27.23	64.52	85.77	98.47
62.12	120	32.97	79.30	99.26	114.37
62.13	150	40.49	84.41	116.41	140.55
62.14	185	50.39	96.27	139.04	172.34
62.15	240	65.14	123.34	172.52	221.71
62.16	300	80.78	152.75	204.71	274.81
62.17	400	101.87	198.67	256.22	352.53
62.18	500	113.34	260.56	317.73	451.06
62.19	630	132.03	310.72	397.32	556.35

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
62.20	2.5	3.46	4.68	5.01
62.21	4.0	4.86	6.64	7.15
62.22	6.0	6.45	8.88	9.54
62.23	10	10.38	14.21	15.34
62.24	16	14.59	20.10	24.20
62.25	25	20.94	26.98	32.45
62.26	35	26.24	34.50	41.86
62.27	50	34.60	46.34	56.00
62.28	70	46.59	62.69	76.30
62.29	95	60.26	82.25	100.73
62.30	120	75.86	98.85	121.64
62.31	150	89.38	116.54	144.07
62.32	185	102.79	138.82	173.06
62.33	240	127.82	172.24	215.67
62.34	300	156.87	212.55	266.94
62.35	400	248.34	344.55	440.67
62.36	500	296.96	404.00	510.96
62.37	630	310.72	435.34	559.95

63 CABLES : FRT/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + CPC	3 Cable + CPC	4 Cable + CPC
63.1	1.5	1.06	2.93	4.14	4.97
63.2	2.5	1.24	3.37	4.80	5.69
63.3	4.0	1.42	3.91	5.64	6.66
63.4	6.0	1.78	5.15	7.25	8.53
63.5	10	2.67	7.82	11.01	12.97
63.6	16	3.47	10.40	14.58	17.23
63.7	25	5.51	15.27	22.01	26.29
63.8	35	7.73	20.08	29.34	35.35
63.9	50	10.82	27.36	39.69	47.70
63.10	70	14.77	37.04	53.98	64.93
63.11	95	19.09	51.35	70.35	84.47
63.12	120	25.21	68.94	94.05	112.63
63.13	150	30.01	82.85	111.68	127.65
63.14	185	35.46	96.21	126.85	149.37
63.15	240	45.99	116.81	158.45	192.62
63.16	300	57.47	145.41	194.56	240.17
63.17	400	72.70	191.03	244.96	310.43
63.18	500	102.33	258.51	301.14	406.91
63.19	630	122.69	327.02	379.18	514.78

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
63.20	2.5	3.55	4.77	5.98
63.21	4.0	4.11	5.61	7.01
63.22	6.0	5.42	7.20	8.98
63.23	10	8.23	10.94	13.65
63.24	16	10.94	14.49	18.14
63.25	25	16.08	21.88	27.68
63.26	35	21.13	29.17	37.21
63.27	50	28.80	39.46	50.21
63.28	70	38.99	53.67	68.35
63.29	95	51.05	69.94	88.92
63.30	120	68.54	93.50	115.03
63.31	150	82.37	112.11	136.35
63.32	185	95.65	130.81	165.12
63.33	240	122.58	167.64	208.07
63.34	300	152.59	207.08	258.04
63.35	400	200.46	260.73	326.13
63.36	500	244.15	318.07	406.91
63.37	630	308.85	411.85	514.78

64 CABLES : SWA/FR/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm²)	Rate (S$) / metre				
		1 Core or CPC Cable	2 Core + CPC	3 Core + CPC	4 Core + CPC	5 Core
64.1	1.5	2.98	3.80	5.30	5.80	6.80
64.2	2.5	3.23	4.60	6.10	7.00	8.00
64.3	4.0	3.49	5.10	7.10	8.60	9.60
64.4	6.0	4.59	6.66	9.36	11.34	12.24
64.5	10	5.20	8.91	11.61	13.50	16.20
64.6	16	6.04	12.15	14.85	16.29	18.09
64.7	25	11.48	20.16	24.66	31.95	35.55
64.8	35	14.46	26.82	31.32	43.11	46.71
64.9	50	16.14	29.25	38.25	42.75	49.95
64.10	70	25.82	48.24	57.24	69.12	72.72
64.11	95	29.41	55.57	70.74	97.29	110.79
64.12	120	33.00	67.64	84.15	120.87	134.37
64.13	150	43.78	89.18	108.09	155.16	168.66
64.14	185	48.56	105.06	125.73	186.12	199.62
64.15	240	63.78	141.43	166.14	248.76	262.26
64.16	300	79.17	179.42	208.35	314.46	327.96
64.17	400	97.73	224.61	258.57	377.35	393.55
64.18	500	118.76	269.53	310.28	402.51	419.79
64.19	630	132.87	323.44	330.97	483.01	503.75

65 CABLES : SWA/FRT/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm²)	Rate (S$) / metre				
		1 Core or CPC Cable	2 Core + CPC	3 Core + CPC	4 Core + CPC	5 Core
65.1	1.5	0.00	4.93	5.36	5.78	6.21
65.2	2.5	0.00	5.27	5.95	6.46	7.06
65.3	4.0	0.00	5.36	6.63	7.23	8.16
65.4	6.0	0.00	6.96	8.11	9.03	10.17
65.5	10	0.00	8.73	10.86	13.05	12.70
65.6	16	8.80	13.59	15.48	19.07	21.87
65.7	25	12.24	18.87	22.49	26.68	30.52
65.8	35	19.89	23.09	25.20	32.92	43.18
65.9	50	21.57	28.73	37.28	44.20	52.75
65.10	70	28.27	44.03	52.58	65.66	74.21
65.11	95	31.10	55.06	63.61	84.22	92.77
65.12	120	33.86	65.07	77.49	107.01	116.01
65.13	150	49.65	92.08	105.93	134.73	145.09
65.14	185	53.62	105.51	120.06	150.39	177.39
65.15	240	63.26	133.64	149.67	198.45	225.45
65.16	300	82.94	168.78	186.66	265.95	282.51
65.17	400	99.86	208.45	228.42	319.14	339.01
65.18	500	117.90	250.14	274.10	340.42	361.61
65.19	630	132.01	266.82	292.38	408.50	433.94

66 CABLES : PVC/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + E	3 Cable + E	4 Cable + E
66.1	1.5	1.63	2.45	2.75	2.96
66.2	2.5	1.73	2.96	3.37	3.67
66.3	4.0	1.94	3.57	4.18	4.69
66.4	6.0	3.12	5.14	5.87	6.61
66.5	10	3.58	6.52	8.72	10.05
66.6	16	4.32	8.72	11.90	14.06
66.7	25	8.63	15.33	20.62	23.90
66.8	35	10.29	20.93	25.55	31.19
66.9	50	12.93	26.06	34.24	39.91
66.10	70	21.24	40.22	51.62	59.20
66.11	95	24.52	50.17	65.66	76.03
66.12	120	29.82	59.76	82.56	105.37
66.13	150	36.98	70.56	104.04	120.29
66.14	185	44.82	86.83	120.97	147.09
66.15	240	58.25	111.50	155.91	189.92
66.16	300	71.16	136.58	180.95	232.51

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
66.17	2.5	4.19	5.70	7.11
66.18	4.0	4.90	6.51	8.13
66.19	6.0	5.81	7.74	9.65
66.20	10	7.25	9.65	12.04
66.21	16	9.27	13.06	18.11
66.22	25	14.29	19.01	16.30
66.23	35	21.10	28.04	23.72
66.24	50	29.36	39.04	35.01
66.25	70	38.37	48.35	48.73
66.26	95	55.00	73.14	57.34
66.27	120	66.18	88.02	109.85
66.28	150	73.76	96.88	121.64
66.29	185	92.04	119.34	150.06
66.30	240	114.45	142.79	188.14
66.31	300	140.45	178.58	234.89

67 CABLES : XLPE/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + E	3 Cable + E	4 Cable + E
67.1	1.5	2.25	3.32	4.51	5.70
67.2	2.5	2.65	4.11	5.44	6.89
67.3	4.0	3.18	4.90	6.63	8.36
67.4	6.0	4.42	6.68	9.07	11.34
67.5	10	5.73	8.83	11.93	15.04
67.6	16	7.51	11.58	15.64	19.58
67.7	25	9.43	15.39	22.50	27.22
67.8	35	10.97	19.59	27.55	33.54
67.9	50	14.68	25.52	37.49	45.49
67.10	70	20.65	36.40	53.75	65.57
67.11	95	27.93	49.35	69.22	84.53
67.12	120	36.27	62.42	86.70	105.01
67.13	150	45.86	78.43	108.43	131.17
67.14	185	51.94	91.24	127.64	155.56
67.15	240	62.42	116.97	164.32	200.40
67.16	300	76.61	143.39	190.67	231.88
67.17	400	99.59	186.41	247.88	301.44
67.18	500	128.24	242.92	333.72	391.88
67.19	630	161.80	295.68	409.88	509.38

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
67.20	2.5	4.19	6.06	6.60
67.21	4.0	5.04	7.76	8.97
67.22	6.0	6.44	7.76	9.32
67.23	10	8.83	10.62	13.12
67.24	16	11.82	14.44	18.02
67.25	25	15.39	20.05	25.19
67.26	35	21.34	25.19	32.10
67.27	50	27.61	35.14	44.35
67.28	70	39.35	49.91	64.20
67.29	95	51.76	70.03	89.22
67.30	120	63.82	90.30	114.70
67.31	150	79.10	111.78	141.52
67.32	185	98.04	133.38	170.07
67.33	240	128.67	163.25	219.94
67.34	300	157.72	204.08	260.17
67.35	400	205.04	265.30	338.22
67.36	500	266.54	344.89	439.70
67.37	630	346.51	448.35	571.60

68 CABLES : FR/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + E	3 Cable + E	4 Cable + E
68.1	1.5	1.12	3.09	4.11	5.24
68.2	2.5	1.22	3.46	4.68	5.89
68.3	4.0	1.78	4.86	6.64	8.42
68.4	6.0	2.18	5.81	8.00	10.10
68.5	10	3.45	9.34	12.79	16.24
68.6	16	5.26	13.12	18.10	22.98
68.7	25	7.84	18.85	26.17	33.58
68.8	35	10.25	23.82	35.37	43.09
68.9	50	13.01	31.14	45.89	55.62
68.10	70	21.07	46.37	62.47	75.47
68.11	95	25.87	58.06	81.12	99.48
68.12	120	31.32	72.62	100.64	125.07
68.13	150	38.47	88.44	121.54	143.98
68.14	185	47.87	102.81	147.12	176.18
68.15	240	52.66	119.13	166.24	213.27
68.16	300	60.97	146.46	193.63	248.40
68.17	400	79.26	180.38	251.71	322.92
68.18	500	103.04	234.50	327.23	419.80
68.19	630	133.95	304.84	425.39	545.73

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
68.20	2.5	3.46	4.68	5.89
68.21	4.0	4.86	6.64	8.42
68.22	6.0	5.81	8.00	10.10
68.23	10	9.34	12.79	16.24
68.24	16	13.12	18.10	22.98
68.25	25	18.85	26.17	33.58
68.26	35	23.82	33.41	43.09
68.27	50	32.97	45.89	55.62
68.28	70	46.37	64.07	77.43
68.29	95	58.06	81.12	102.15
68.30	120	72.62	100.64	128.66
68.31	150	89.37	123.70	153.10
68.32	185	108.30	151.13	186.04
68.33	240	133.14	176.02	225.82
68.34	300	146.46	204.38	262.20
68.35	400	190.40	265.70	340.86
68.36	500	247.52	345.41	443.12
68.37	630	321.77	449.03	576.05

69 CABLES : SWA/XLPE/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre				
		1 Core or CPC Cable	2 Core + CPC	3 Core + CPC	4 Core + CPC	5 Core
69.1	1.5	2.96	3.88	4.33	5.36	5.09
69.2	2.5	3.16	4.49	5.02	6.38	6.06
69.3	4.0	3.47	5.41	6.04	7.98	7.58
69.4	6.0	4.86	7.34	8.21	10.88	10.33
69.5	10	5.41	9.27	10.91	14.26	13.55
69.6	16	6.24	13.44	14.15	20.63	20.63
69.7	25	11.84	21.02	23.49	33.04	34.78
69.8	35	18.73	26.53	31.21	42.79	42.79
69.9	50	15.15	34.22	38.02	57.13	57.13
69.10	70	24.88	48.65	57.24	75.92	80.13
69.11	95	31.40	60.49	71.17	96.91	102.30
69.12	120	34.88	75.43	83.81	123.22	129.71
69.13	150	44.42	97.97	108.86	147.94	164.38
69.14	185	50.86	110.85	122.69	176.55	185.84
69.15	240	64.27	135.43	155.84	222.59	234.31
69.16	300	78.50	158.41	192.89	274.81	289.27
69.17	400	100.64	205.94	250.75	357.25	376.05
69.18	500	122.10	267.72	325.98	464.43	488.87
69.19	630	152.19	348.03	423.77	603.75	635.53

70 Conduits

All rates shall include conduit boxes, brackets, hangers, drop rod, brass bushes saddles, adapters, accessories, chasing and making good.

S/N	Nominal Diameter (mm)	Rate (S$) / metre			
		Concealed G.I. Conduit	Surface Mounted G.I. Conduit	Flexible Metal Conduit with LSOH sheathing	Concealed LSOH PVC Conduit
70.1	20	6.50	6.00	10.00	8.50
70.2	25	7.50	7.00	12.00	9.50
70.3	32	11.00	10.00	15.00	13.00

71 Trunking

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre	
		Galvanised Steel with Epoxy Coating	Hot-dipped Galvanised Steel
71.1	25 x 50	6.00	9.60
71.2	25 x 100	10.80	16.80
71.3	25 x 150	16.80	25.20
71.4	25 x 200	20.40	31.20
71.5	25 x 300	32.40	49.20
71.6	50 x 50	26.40	12.00
71.7	75 x 50	10.80	16.80
71.8	75 x 75	13.20	19.20
71.9	100 x 50	13.20	19.20
71.10	100 x 75	14.40	22.80
71.11	100 x 100	19.20	27.60
71.12	150 x 75	20.40	31.20
71.13	150 x 100	22.80	33.60
71.14	150 x 150	27.60	40.80
71.15	200 x 100	30.00	45.60
71.16	300 x 150	45.60	68.40
71.17	400 x 200	60.00	90.00

CONTRACT J121

72 **Perforated Trunking : Hot-dipped Galvanised Steel**

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre
72.1	25 x 50	9.60
72.2	25 x 100	16.80
72.3	25 x 150	23.94
72.4	25 x 200	31.20
72.5	25 x 300	49.20
72.6	50 x 50	11.76
72.7	75 x 50	16.46
72.8	75 x 75	18.82
72.9	100 x 50	18.82
72.10	100 x 75	22.34
72.11	100 x 100	27.05
72.12	150 x 75	30.58
72.13	150 x 100	33.60
72.14	150 x 150	40.80
72.15	200 x 100	44.69
72.16	300 x 150	67.03
72.17	400 x 200	88.20

73A **Underfloor Trunking : Hot-dipped Galvanised Steel**

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre
73A.1	25 x 50	29.64
73A.2	25 x 100	34.68
73A.3	25 x 150	41.04
73A.4	25 x 200	44.69
73A.5	25 x 300	50.40
73A.6	25 x 400	66.00

73B **Raised Floor Trunking : Hot-dipped Galvanised Steel c/w support pedestals**

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre
73B.1	25 x 50	30.94
73B.2	25 x 100	35.00
73B.3	25 x 150	42.84
73B.4	25 x 200	50.54
73B.5	25 x 300	58.80
73B.6	25 x 400	77.00

74 Cable Ladder

All rates shall include bends, sets, crossovers, tees, drop rod, brackets, hangers, adapters and other accessories use for mounting.

S/N	Width (mm)	Rate (S$) / metre	
		Galvanised Steel with Epoxy Coating	Hot-dipped Galvanised Steel
74.1	300	37.62	44.69
74.2	450	43.32	51.74
74.3	600	49.02	58.80
74.4	900	60.42	72.91
74.5	1000	63.84	77.62
74.6	1200	71.82	87.02

75 Perforated Cable Trays

All rates shall include bends, sets, crossovers, tees, drop rod, brackets, hangers, adapters and other accessories use for mounting.

S/N	Width (mm)	Rate (S$) / metre	
		Galvanised Steel with Epoxy Coating	Hot-dipped Galvanised Steel
75.1	50	7.20	10.26
75.2	75	8.40	11.40
75.3	100	9.60	13.68
75.4	150	12.00	17.10
75.5	200	14.40	20.52
75.6	250	16.80	23.94
75.7	300	19.20	27.36
75.8	400	25.20	34.20
75.9	450	27.60	37.62
75.10	600	46.80	63.84
75.11	900	67.20	91.20
75.12	1000	73.20	100.32
75.13	1200	105.60	143.64
75.14	1500	130.80	176.70

76 Pipes

S/N	Nominal Diameter (mm)	Rate (S$) / metre		
		Heavy Duty uPVC	ABS	Galvanised Steel
76.1	40	71.40	79.90	82.45
76.2	50	50.00	91.80	100.30
76.3	100	70.00	115.60	160.65
76.4	150	85.00	127.50	181.90
76.5	200	139.40	147.90	235.45

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

77 **Earth Bar (50mm x 6mm copper)**

All rates shall include insulated mounting brackets and covering boxes

S/N	No. of way	Rate (S$) / unit
77.1	4-way	100.00
77.2	6-way	130.00
77.3	8-way	160.00
77.4	10-way	236.96
77.5	12-way	255.78
77.6	15-way	293.41
77.7	18-way	331.63
77.8	20-way	350.45

78 **Clean Earth Termination Box**

All rates shall include accessories.

S/N	No. of way	Rate (S$) / unit
78.1	2-way	72.91
78.2	4-way	116.42
78.3	6-way	156.41
78.4	8-way	178.75
78.5	10-way	201.10

79 **Lightning Protection**

All rates shall include insulated mounting brackets

S/N	Description	per	Rate (S$)
79.1	Concrete earthing pit include heavy duty hinged cover	unit	150.00
79.2	Polymer earthing pit include heavy duty hinged cover	unit	48.41
79.3	Bimetallic connector	unit	35.00
79.4	Aluminum square clamp	unit	4.00
79.5	Copper A-Clamp for tapes and rods	unit	28.91
79.6	Earthing Test Point	unit	50.00
79.7	70mm^2 stranded bare copper conductor	metre	25.00
79.8	95mm^2 stranded bare copper conductor	metre	32.00
79.9	185mm^2 stranded bare copper conductor	metre	55.00
79.10	Aluminium tape 25mm x 3mm c/w saddles	metre	20.00
79.11	Copper tape 25mm x 3mm c/w saddles	metre	22.00
79.12	1.8m length 16mm Ø Earth copper rod include coupler	rod	50.00
79.13	Exothermic weld joint	joint	24.70
79.14	Lightning strike pad	unit	30.00
79.15	Lightning surge arrester for DBs/OG boxes	unit	100.00
79.16	Air Terminal	unit	55.00

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

80 Fuel Vent Pipe

All rates shall include support etc.

S/N	Nom Dia (mm)	Rate (S$) / metre	
		Stainless Steel 316 Schedule 40	Black Steel Schedule 40
80.1	25		
80.2	32		
80.3	50		
80.4	75		
80.5	100		

81 Insulated Generator Exhaust Pipes

S/N	Nom Dia (mm)	Rate (S$) / metre		
		Stainless Steel 316 Schedule 40	Black Steel Schedule 40	Galvanised Steel Schedule 40
81.1	200			
81.2	250			
81.3	300			
81.4	350			
81.5	400			
81.6	450			
81.7	500			

82 Switches

All rates shall include mounting accessories.

S/N	Description	Rate (S$) / unit				
		PVC	Matt Chrome	Metal-clad	Weather-proof	Explosion-proof
82.1	10A Switch - 1 gang	5.00	29.90	7.00	15.00	N/A
82.2	10A Switch - 2 gang	7.00	37.70	9.00	16.50	N/A
82.3	10A Switch - 3 gang	10.00	46.80	12.00	18.00	N/A
82.4	10A Switch - 4 gang	15.00	105.60	18.00	20.00	N/A
82.5	10A Switch - 6 gang	N/A	205.70	N/A	N/A	N/A
82.6	10A Switch - 2 way 1 gang	6.00	29.90	7.00	18.00	N/A
82.7	10A Switch - 2 way 2 gang	9.00	37.70	10.00	18.50	N/A
82.8	10A Switch - 2 way 3 gang	12.00	46.80	14.00	20.00	N/A
82.9	10A Switch - 2 way 4 gang	18.00	133.90	22.00	25.00	N/A
82.10	1 gang Intermediate Switch	25.00	65.00	28.00	40.00	N/A

83 **Power Outlets**

All rates shall include mounting accessories.

S/N	Description	Rate (S$) / unit				
		PVC	Matt Chrome	Metal-clad	Weather-proof	Explosion-proof
83.1	13A switched socket outlet (SSO)	6.00	32.50	12.00	15.00	N/A
83.2	Twin 13A SSO	6.50	40.30	13.00	18.00	N/A
83.3	15A SSO	8.00	39.00	15.00	20.00	N/A
83.4	13A switched fuse connection outlet c/w switch	12.00	50.70	18.00	25.00	N/A
83.5	13A switched fuse connection outlet without switch	11.00	55.96	17.00	22.00	
83.6	15A switched fuse connection outlet c/w switch	15.00	69.49	19.00	25.00	
83.7	15A switched fuse connection outlet without switch	12.00	64.08	18.00	22.00	
83.8	13A SSO with integral 30mA RCCB	65.00	257.45	85.00	N/A	
83.9	Twin 13A SSO with Integral 30mA RCCB	75.00	231.71	90.00	N/A	
83.10	13A SSO with Integral 100mA RCCB	75.00	72.68	90.00	N/A	
83.11	13A SSO with integral 30mA RCCB c/w padlockable type enclosed casing	85.00	236.84	100.00	N/A	
83.12	13A SSO with integral 100mA RCCB c/w padlockable type enclosed casing	90.00	283.86	110.00	N/A	
83.13	32A CEE 5 pin				190.00	
83.14	63A CEE 5 pin				300.00	
83.15	100A CEE 5 pin				390.00	
83.16	13A SSO with USB port	18.00	66.62	N/A	N/A	
83.17	Twin 13A SSO with USB port	20.00	76.31	N/A	N/A	

84 **Dimmer Switch / Sensors**

All rates shall include accessories

S/N	Description	Rate (S$) / unit
84.1	Motion Sensor	70.00
84.2	Photo Sensor	70.00
84.3	Dimmer Switch	55.00
84.4	Occupancy sensor	80.00

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

85 Contactors

All rates shall include accessories.

S/N	Capacity	Rate (S$) / unit		
		SPN	TP	TPN
85.1	6 A	25.00	45.00	50.00
85.2	10 A	25.00	45.00	50.00
85.3	20A	35.00	50.00	58.00
85.4	30A	35.00	50.00	58.00
85.5	40A	50.00	60.00	65.00
85.6	60A	65.00	70.00	75.00
85.7	80A	80.00	85.00	90.00
85.8	100A	85.00	90.00	100.00
85.9	150A	146.20	202.30	213.35

86 Isolators

All rates shall include accessories

S/N	Capacity (Ampere)	Pole	Rate (S$) / unit		
			Metal Clad	Weather-proof	Explosion-proof
86.1	15 - 20	DP	120.00	130.00	N/A
86.2	30 - 40	DP	125.00	150.00	N/A
86.3	60-100	DP	150.00	230.00	N/A
86.4	15 - 20	4P	120.00	175.00	N/A
86.5	30 - 40	4P	130.00	185.00	N/A
86.6	60 - 100	4P	150.00	249.30	N/A
86.7	150	4P	180.00	300.00	N/A
86.8	200	4P	413.25	601.35	N/A
86.9	300	4P	600.00	850.00	N/A
86.10	400	4P	633.65	900.00	N/A
86.11	630	4P	939.55	1,453.50	N/A

87 Junction Box

All rates shall include mounting and fixing accessories

S/N	Description	Rate (S$) / unit
87.1	6 way	150.00
87.2	8 way	180.00
87.3	10 way	200.00
87.4	12 way	240.00
87.5	16 way	260.00
87.6	18 way	280.00

88 Emergency / Uninterruptible Power Supply System
All rates shall include accessories, support

88.1 EPS/UPS
Rates shall exclude batteries

S/N	Rating	Rate ($) / set	
		EPS	UPS
88.1.1	10 kVA		
88.1.2	20 kVA		
88.1.3	30 kVA		
88.1.4	40 kVA		
88.1.5	50 kVA		
88.1.6	60 kVA		
88.1.7	70 kVA		
88.1.8	80 kVA		
88.1.9	100 kVA		
88.1.10	120 kVA		
88.1.11	150 kVA		
88.1.12	200 kVA		
88.1.13	250 kVA		
88.1.14	300 kVA		
88.1.15	350 kVA		
88.1.16	400 kVA		

88.2 Sealed Battery

S/N	Rating : Please specify	Rate ($) / set	Rate ($) / set
		EPS	UPS
88.2.1	For 10kVA EPS/UPS No. of cell : 480 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.2	For 20kVA EPS/UPS No. of cell : 480 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.3	For 30kVA EPS/UPS No. of cell : 528 Voltage per cell : 2V Amp-Hour . 50Ah		
88.2.4	For 40kVA EPS/UPS No. of cell : 720 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.5	For 50kVA EPS/UPS No. of cell : 828 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.6	For 60KVA EPS/UPS No. of cell : 1008 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.7	For 70kVA EPS/UPS No. of cell : 1152 Voltage per cell : 2V Amp-Hour : 50Ah		

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LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

88.2 **Sealed Battery**

S/N	Rating : Please specify	Rate ($) / set	Rate ($) / set
		EPS	UPS
88.2.8	For 80kVA EPS/UPS No. of cell : 480 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.9	For 100kVA EPS/UPS No. of cell : 576 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.10	For 120kVA EPS/UPS No. of cell : 720 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.11	For 150kVA EPS/UPS No. of cell : 864 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.12	For 200kVA EPS/UPS No. of cell : 1152 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.13	For 250kVA EPS/UPS No. of cell : 720 Voltage per cell : 2V Amp-Hour : 300Ah		
88.2.14	For 300kVA EPS/UPS No. of cell : 864 Voltage per cell : 2V Amp-Hour : 300Ah		
88.2.15	For 350kVA EPS/UPS No. of cell : 1008 Voltage per cell : 2V Amp-Hour : 300Ah		
88.2.16	For 400kVA EPS/UPS No. of cell : 1152 Voltage per cell : 2V Amp-Hour : 300Ah		

89 Fans, Emergency Call Bell System

All rates shall include accessories and relay controllers

S/N	Description	Rate (S$) / unit
89.1	Wall mounted oscillating fan 300mm diameter	50.00
89.2	Wall mounted oscillating fan 400mm diameter	50.00
89.3	Bell with buzzer and light for Handicap Toilet	80.00
89.4	Pushbutton for emergency call bell system	80.00
89.5	Emergency call bell controller	100.00

90 Auto-Transfer Switches

All rates shall include mounting and fixing accessories

S/N	Capacity (Ampere)	Rate (S$) / unit		
		2 Pole	3 Pole	4 Pole
90.1	10 - 20	NA	NA	NA
90.2	30 - 40	NA	NA	NA
90.3	60 - 80	NA	NA	NA
90.4	100	NA	NA	NA
90.5	160	NA	NA	NA
90.6	200	NA	NA	NA
90.7	250	NA	NA	NA
90.8	300	NA	NA	NA
90.9	400	NA	NA	NA
90.10	500	NA	NA	NA
90.11	630	NA	NA	NA
90.12	800	NA	NA	NA

BNL ENGINEERING PTE LTD

CONTRACT J121

LOTTE ENGINEERING & CONSTRUCTION CO. LTD. SINGAPORE BRANCH

APPENDIX

Clause 31.1 c

Scope of Sub-Contract Works for PSES & Matrix

(Total 5 Pages)

Project: **Integrated Transport Hub (ITH)**

Contract: **LTA J121 Contract**

Employer: **Land Transport Authority (LTA)**

Contractor: **Lotte Engineering & Construction Co., Ltd. Singapore Branch (Lotte E&C)**

Sub-Contract Works: **Supply & Installation of Power Supply Systems & Electrical Services (PSES)**

Project Brief & Scope of Sub-Contract Works:

The entire Project comprises 4 parts of the Power Supply Systems & Electrical Services (PSES).

1. Package A – Electrical Infrastructure.
2. Package B – Bus Interchange (BI) comprises Parts of 2 Basements and Level 1.
3. Package C – Integrated Transport Hub – ITH Podium comprises 2 Podium Blocks (East and West Wings and 2 Basements).
4. Package D – Integrated Transport Hub – ITH Commercial Office Building (COB) comprises parts of Basement 1 and 2, Level 2, Level 8 to Level 27 and Roof.

The Sub-Contract Works shall include supply and installation of the complete PSES, complete with liabilities towards the 9-month Maintenance Period after TOP, and product and workmanship warranty during the 18-month Defects Liability Period. All materials supplied and installation works executed shall comply with the relevant industry standards, applicable codes of practice, latest statutory requirements of the local authorities, the Design Criteria and Performance Specifications (DCPS), the General Specifications (GS), the Technical Specifications (TS), the Particular Specifications (PS) and the Drawings, which all form part of the Employer's Requirements under the J121 Contract with LTA. The documents of DCPS, GS, TS, PS, Drawings and the Employer's Requirements will form part of the Sub-Contract Documents.

Any discrepancies, inconsistencies, divergences, disputes or deviations whatsoever found among the Sub-Contract Documents furnished to the Sub-Contractor shall be highlighted to the Contractor for decision prior to execution of the Sub-Contract Agreement. Thereafter, the Sub-Contractor shall undertake to execute the Sub-Contract Works based on the highest specification or most stringent requirement, or based on the Contractor's final decision which shall be binding and conclusive on the Sub-Contractor at no additional cost to the Sub-Contract Sum.

All items shown in the Drawings are of minimum requirements. The Sub-Contract Sum shall be deemed inclusive of all ancillary works and other expenditure, whether separately or specifically mentioned or described in the Sub-Contract Documents or not, which are either indispensably necessary to carry out and bring to completion the Sub-Contract Works in accordance with the J121 Contract documents, or which may contingently become necessary to overcome difficulties before completion. For example, any increase in cable sizes due to compliance with any voltage-drop requirement, resulting in corresponding increase in cable support size, etc., will not constitute a variation to the Sub-Contract.

This is a lump sum price contract. The Sub-Contract Sum is a fixed price not subject to measurement or recalculation upon completion should the actual quantities of work, materials or equipment differ from any estimates available at the time of contracting, due to engineering development, coordination with other System Wide Contractors (SWC) within the Project and/or due to any necessary compliance with the Drawings, DCPS, all other specifications and requirements of the Contract, the prevailing and relevant industry standards, codes of practice, and statutory requirements of the authorities, except

in regard to variations, which may be ordered by us and/or the Superintending Officer (SO) of the Project to vary the base scope of DCPS and/or other specifications. All the quantities shown in the Sub-Contractor's Bills of Quantities in its letter of tender offer, tender price or price breakdown are indicative only and not subject to final measurement or recalculation, except for any variation orders instructed by the Contractor in accordance to the Superintending Officer's Instructions (SOI) issued by the SO.

The Sub-Contract Sum shall be deemed to have included all temporary devices and equipment necessary for the installation works, testing and commissioning; such as scissor lifts, scaffolds, testing equipment or apparatus, etc.

All openings or penetrations are provided by the Civil Contractor (J120). However, when the Sub-Contractor is required to provide new openings or penetrations through walls or floors due to missed-out or misaligned openings found on site, the costs for such a provision shall be deemed included in the Sub-Contract Sum.

The scope of the Sub-Contract Works for the Packages A, B & C for the areas indicated below shall include but not limited to the following:

1. **Package A - Electrical Infrastructure**

   a. Supply and install HT cables from SPPG Sub-Station to HVSB-B1-L1-01, HVSB-B1-L1-02, HVSB-JH-B1-01, HVSB-JH-B1-02, HVSB-OB1-L8-01 and HVSB-OB1-L8-02, including all necessary accessories and ancillary works to complete the whole system. E.g., HT cable clamps, cable ties, termination kits, etc.
   b. Supply and install tie HT cables from HVSB to HVSB, including all necessary accessories and ancillary works to complete the whole system. E.g., HT cable clamps, cable ties, termination kits, etc.
   c. Engage licensed cable jointers for all cable terminations.
   d. Supply and install HT cables from all the HVSB to all transformers (total 12 nos. of transformer).
   e. Supply and install cable supports including all necessary accessories as shown in the Drawings.
   f. All the cable containments shown in the Drawings are of minimum requirements. Additional cable supports required for the complete installation of the electrical system shall be deemed included in the Sub-Contract Sum.
   g. Supply and install all pilot and control cables.
   h. Install busducts from transformers to all MSB, including supply of all brackets, supports and necessary accessories for the complete system (busducts supplied by the Contractor).
   i. Install all tie busducts from MSB to MSB, including supply of all brackets, supports and necessary accessories for the complete system (busducts supplied by the Contractor).
   j. Carry out all necessary testing and commissioning works until successful power turn-on to all the MSB and MCC. E.g. HT cable high port test, bus-duct test, etc.
   k. HT switchboards, main LT switchboards, transformers, 110V DC battery chargers and busducts shall be provided by the Contractor, and the Sub-Contractor shall carry out all necessary Site Acceptance Tests (SAT). Any other equipment, devices, ancillary accessories or materials not mentioned but necessary to complete the entire systems shall be provided by Sub-Contractor. E.g. earthing, pilot cables, control cables linking HT switchboards, transformers and main switchboards.
   l. Provide all cabling works from all the switchboards to the ITB.

m. Provide all cabling works from all switchboard for PMS/EMS.
n. Provide all cabling works for the 110V DC battery chargers to the switchboards.
o. Assist in SAT for HT switchboards, main switchboards and transformers conducted by specialist vendors. E.g. providing temporary supply.
p. Provide all switch room accessories at the HT and LT main switch rooms, transformer rooms and generator room necessary before power turn-on. E.g., rubber mat, SLD frame, metal/key cabinets with locks, danger signs, etc.
q. Provide temporary power to the temporary AC serving all the switch rooms and transformer rooms required for power turn-on. All temporary AC equipment shall be supplied and installed by the Contractor.

2. **Package B - Bus Interchange (BI)**

a. All electrical works shall begin from MSB-BI-L1-EB01, MSB-BI-L1-EB02, MSB-BI-L1-01 outgoing as shown in the Drawings.
b. Supply and install cable supports including all necessary accessories and ancillary works as shown in the Drawings, including raised floor trunkings.
c. All the cable containments shown in the Drawings are of minimum requirements. Additional cable supports required for the complete installation of the electrical system shall be deemed included in the Sub-Contract Sum.
d. Supply and install all sub-main cables including all necessary accessories.
e. Supply and install all electrical earths, clean earths and lightning protection systems including all necessary accessories. Note: All down-conductors (rebars) are provided by the Civil Contractor (J120). The Sub-Contractor shall begin work from the earth-bars provided by J120.
f. Install all busducts including supply of all brackets, supports and necessary accessories to complete the whole system (busducts supplied by the Contractor).
g. Supply and install all electrical distribution boards including all necessary supports and all necessary accessories required to complete the whole system (distribution boards supplied by the Contractor).
h. Supply and install all switch socket outlets, fuse connection units, isolators, etc., including cables, outlets, cable terminations, conduits, trunkings and all necessary accessories required to complete the whole system.
i. Supply and install lighting points including cables, connectors, trunkings, conduits, and all necessary accessories required to complete the whole system.
j. Supply and install lighting switches and dimming system including all cabling works, trunkings, conduits and all necessary accessories required to complete the whole system.
k. Install light fittings including all necessary supports, etc., (light fittings supplied by the Contractor).
l. Supply and install fire-stops for all penetrations.
m. All materials to be supplied and used shall comply fully with the J121 Contract specifications and requirements, and subject to the final approval of the Contractor prior to supply and use.
n. Assist in Installation of all UPS/EPS Systems including supply of cables, brackets, supports and necessary accessories to complete the whole systems (UPS/EPS Systems supplied by the Contractor).
o. All materials/equipment supplied by the Contractor shall be delivered to Level 1 ground level. The Sub-Contractor shall be responsible for collecting all the materials/equipment from level 1 and transporting them to the required levels/locations for installation.

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

p. The Sub-Contractor shall be fully responsible for all the materials/equipment supplied by the Contractor and shall provide all necessary protections against loss and damage.

3. **Package C - ITH (Basement Carparks, Podium East and Podium West)**

a. All electrical works shall begin from MSB-JHE-B1-01, MSB-JHE-B1-02, MSB-JHW-B1-01 and MSB-JHW-B1-01 outgoing as shown in the Drawings.
b. Supply and install cable supports including all necessary accessories as shown in the Drawings, including raised floor trunkings.
c. All the cable containments shown in the Drawings are of minimum requirements. Additional cable supports required for the complete installation of the electrical system shall be deemed included in the Sub-Contract Sum.
d. Supply and install all sub-main cables including all necessary accessories.
e. Supply and install all electrical earths, clean earths and lightning protection system including all necessary accessories. Note: All down-conductors (rebars) are provided by the Civil Contractor (J120). The Sub-Contractor shall begin work from the earth-bars provided by J120.
f. Install all busducts including supply of all brackets, supports and necessary accessories to complete the whole system (busducts supplied by the Contractor).
g. Install all electrical distribution boards including supply of all necessary supports and accessories required to complete the whole system (distribution boards supplied by the Contractor).
h. Supply and install all switch socket outlets, fuse connection units, isolators, etc. including cables, outlets, cable terminations, conduits, trunkings and all necessary accessories required to complete the whole system.
i. Supply and install lighting points including cables, connectors, trunkings, conduits, and all necessary accessories required to complete the whole system.
j. Supply and install lighting switches and dimming system including all cabling works, trunkings, conduits and all necessary accessories required to complete the whole system.
k. Install light fittings including supply of all necessary supports, etc. (light fittings supplied by the Contractor).
l. Supply and install fire-stops for all penetrations.
m. All materials to be supplied and used shall comply fully with the J121 Contract specifications and requirements, and subject to the final approval of the Contractor prior to supply and use.
n. Assist in Installation of all UPS/EPS Systems including supply of cables, brackets, supports and necessary accessories to complete the whole systems (UPS/EPS Systems supplied by the Contractor).
o. All materials/equipment supplied by the Contractor shall be delivered to Level 1 ground level. The Sub-Contractor shall be responsible for collecting all the materials/equipment from level 1 and transporting them to the required levels/locations for installation.
p. The Sub-Contractor shall be fully responsible for all the materials/equipment supplied by the Contractor and shall provide necessary protections against loss and damage.

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

Contract J121 –Design and Build Mechanical and Electrical Services for Integrated Transport Hub at Jurong East

Matrix of Scope of Works for PSES

S/No	Description	Contractor (Lotte)		Sub-Contractor		Proposed Brands (To be Selected/Decided by Lotte)		
		Supply	Install	Supply	Install			
1	HT Switchboards, Transformers, LMCP Panels	x	x					
2	HT Cabling including Termination Kits, Termination and Testing with PE Endorsement.			x	x	Prysmian	Cavi	Keystone
3	LV Switchboards, Distribution Boards, Dimmer Panels and OG Boxes	x			x			
4	Busducts	x			x			
5	Brackets for Busducts			x	x			
6	LV Submain Cabling with Termination			x	x	Keystone	Taisin	Prysmian
7	All Cable Glands, Lugs, Labels, Cable Ties			x	x			
8	Final Circuits			x	x	Keystone	Taisin	Prysmian
9	Cable Ladders, Trays, Trunkings & Associated Accessories / Fittings (Galvanised / Epoxy-Coated)			x	x	U-Li	Lanric	SMARTr
10	GI Conduits & Associated Accessories			x	x	U-Li	Lanric	SMARTr
11	Support Brackets (Struts, Threaded Rods, Bolts, Nuts, etc.)			x	x			
12	PVC Flexible Conduits & Associated Accessories (PVC Coated GI Flexible)			x	x	U-Li	Lanric	SMARTr
13	Final Fix for Switch Socket Outlets, Fuse Connection Units, etc.			x	x	MK	Schneider	Legrand
14	Light Fittings	x			x			
15	Brackets for Light Fittings			x	x			
16	Earthing & Lightning Protection System			x	x	Eriweld (Lytech)	Khind	Heng
17	Hoisting for All Equipment			x	x	Lotte to provide hoisting facilities. Sub-Contractor to provide Safety Lifting Supervisor, Signal Men and Riggers.		
18	PE Endorsement for Cable Support System (if required)	x	x	x	x	Sub-Contractor to provide sketches and data for calculations. Lotte to provide PE Endorsement.		
19	Provision of Electrical LEW for Turn-On	x	x	x	x	Lotte's LEW is responsible for turn-on of HT, MSB and EMSB only. Sub-Contractor is responsible for engagement of LEW of relevant grade for all other electrical turn-on.		
20	All Coordination with Main Con / SWCs / LTA	x	x	x	x			
21	Provision of All Sizes of Wall Openings Including Hacking When Necessary			x	x			
22	Provision of Fire Stop Sealant & Sealing Work Including all Necessary Endorsement			x	x			
23	Provide Temporary Power Supply to HT, TX, MSB, EMSB and UPS, etc., and Assist in T&C to be Carried Out by Specialist Suppliers.			x	x			
24	Testing & Commissioning and Documentation of PSES for All Items Installed			x	x			
25	All Scaffolds Above 4m	x	x					
26	All Mobile Scaffolds Below 4m			x	x			
27	All Scissor Lifts			x	x			
28	All Boom Lifts			x	x			
29	Shop Drawings	x	x					
30	Safety Officer, Safety Coordinator/s & Work-At-Height (WAH) Assessor/s, etc.			x	x			
31	All Safety Related Matters / Compliance	x	x	x	x			
32	Housekeeping and Removal of Rubbish / Debris to Designated Area on Site			x	x			
33	Update of As-Built Drawings	x	x	x	x	Sub-Contractor to provide mark-ups on shop drawings. Lotte to provide as-built drawings.		
34	All-Risks Insurance and Public Liability Insurance	x	x	x	x			
35	Workman Compensation Insurance			x	x			

Note:

1. The Sub-Contractor must comply with the Scope of Works without deviation.

2. The Contractor reserves the right to propose another brand, only if the brand proposed and selected by Lotte is unable to comply with the specification.

APPENDIX

Clause 31.1 e

Relevant Parts of Contract Drawings & Specifications & Documents (Contained in CD)

(Drawings - Total 929 Pages/Sheets)

(Specifications – Total 1,072 pages)

APPENDIX

Clause 31.1 d

The Contractor's Letter of Award

(Total 37 Pages)

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH
2 International Business Park, The Strategy #05-25, Singapore 609930
Tel: +65 6264 0114 | Website: www.lottecon.co.kr
GST Registration No.: M90374835R

Our Ref: LOTTE/J121/024/BNLEPL/2024-001

Date: 26 January 2024

BNL Engineering Pte Ltd
27 Woodlands Industrial Park E1,
#03-15 Lobby B,
Hiangkie Industrial Building,
Singapore 757718

Attn: Mr. Lim Say Wei

Dear Sir,

CONTRACT J121 ("Contract")
DESIGN & BUILD OF MECHANICAL & ELECTRICAL SERVICES FOR INTEGRATED TRANSPORT HUB AT JURONG EAST ("Project")

LETTER OF AWARD ("LOA") – SUB-CONTRACT FOR SUPPLY & INSTALLATION OF POWER SUPPLY SYSTEMS & ELECTRICAL SERVICES (PSES) FOR PACKAGES A, B & C

We refer to your 1st Tender Submission and 2nd Tender Submission on 22 December 2023 and 4 January 2024 respectively, and to your final offer as per your Letter of Quotation, Qtn Ref No.: BNL/L-E&C/qtn.639/ES.TS/23-R2 dated 8 January 2024 including a Price Schedule, as enclosed herewith, for the supply and installation of power supply systems and electrical services (PSES) for packages A, B and C (hereinafter referred to as the "**Sub-Contract Works**").

We are pleased to hereby confirm our award of the above Sub-Contract Works at a fixed price lump sum of Singapore Dollars: Seven Million Nine Hundred Eighty-Eight Thousand only (S$7,988,000.00) (hereinafter referred to as the "**Sub-Contract Sum**"), excluding prevailing Goods & Services Tax (GST), as per the scope of works, work schedules, and terms and conditions set out and comprised in the Tender Documents and the Tender Clarification furnished to you during the Tender stage, and those issues/matters discussed at the Tender Clarification Meeting attended by you on 12 January 2024 as recorded in our subsequent two emails dated 12 January 2024 timestamped at 4:45PM and 5:31PM respectively (enclosed herewith), and your subsequent submission of a set of mutually agreed Schedule of Rates, as enclosed herewith (hereinafter referred to as "**SOR**"). Both the Contract Sum and the SOR are hereby collectively or individually known as the "**Final Accepted Offer**" as may be subsequently referred to in the sub-contract agreement to be executed by both parties (hereinafter referred to as the "**Sub-Contract**").

The Sub-Contract Works shall be executed, completed and maintained in full compliance with the Employer's Requirements of J121 Contract as described in the Tender Documents.

Our Ref: LOTTE/J121/024/BNLEPL/2024-001

Date: 26 January 2024

Until the execution of the Sub-Contract, which is pending the preparation and finalisation of all relevant contract documents for inclusion into the Sub-Contract, this Letter of Award (LOA) shall have a legal binding effect on both of us, for the compliance and fulfilment of the contractual obligations in accordance with all the terms and conditions provided in the Tender Documents and all other requirements stipulated in Paragraphs 2 and 3 hereof.

Meanwhile, you are required to submit two (2) banker's guarantees as Performance Bonds with various expiry dates and a written undertaking on employment of foreign workers/illegal workers to us within fourteen (14) days from the date hereof in accordance with the specimen provided in the Tender Documents.

You are required to forthwith liaise with our Construction Team to arrange for your necessary mobilisation of manpower and machineries for the commencement of site work within seven (7) days from the date hereof.

We look forward to your fullest effort and contribution to achieve a successful and timely completion of this prestigious LTA project.

Please acknowledge your receipt of this LOA in duplicate by signing at the Acknowledgement space provided below and return the duplicate copy to us for retention and record.

Yours faithfully,
Lotte E&C

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH T18FC0099H

An Tae Jin
Project Director

Enclosures:

1. Letter of Quotation, Qtn Ref No.: BNL/L-E&C/qtn.639/ES.TS/23-R2 dated 8 January 2024, and Price Schedule (4 pages).

2. Our two emails dated 12 January 2024 timestamped at 4:45PM and 5:31PM respectively issued to you (3 pages).

3. One set of SOR (27 pages).

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

Our Ref: LOTTE/J121/024/BNLEPL/2024-001

Date: 26 January 2024

ACKNOWLEDGEMENT

I/We, Kelvin Sam, in the capacity of General Manager, duly authorized to sign for and on behalf of BNL Engineering Pte Ltd, do hereby confirm our agreement and acceptance of all the terms and conditions stated in this Letter of Award bearing the reference number of LOTTE/J121/024/BNLEPL/2024-001 dated 26 January 2024.

KELVIN SAM
General Manager
BNL Engineering Pte Ltd

Name & Authorised Signature

BNL ENGINEERING PTE LTD

Company Stamp

Edmond Sim

Name & Signature of Witness

29/1/24

Date

BNL ENGINEERING PTE LTD

Qtn Ref No: BNL/L-E&C/qtn.639/ES.TS/23-R2

8th Jan 2024

Lotte Engineering & Construction Co., Ltd Singapore Branch
2 International Business Park
#05-25 Strategy
Singapore 609930

Attn: Mr Cho Han Jun

Dear Sir

ELECTRICAL QUOTATION FOR CONTRACT J121 - DESIGN AND BUILT MECHANICAL AND ELECTRICAL SERVICES FOR INTEGRATED TRANSPORT HUB AT JURONG EAST

We thank you for your kind invitation to quote for the above and are pleased to re-submit our revised quotation of Lump Sum amounting at $7,988,000.00 (refer attached) for your kind approval.

(SINGAPORE DOLLARS: SEVEN MILLION NINE HUNDRED AND EIGHTY-EIGHTY THOUSAND ONLY).

We trust the above quotation is in order and should you requires any clarification please do not hesitate to contact us.

Yours faithfully

Kelvin Sam
General Manager
Hp no. 9119 3776

TENDER FOR SUPPLY & INSTALLATION OF POWER SUPPLY SYSTEMS & ELECTRICAL SERVICES (PSES) FOR INTEGRATED TRANSPORT HUB (ITH) AT JURONG EAST

Tender for Packages A, B & C

Summary of Tender Price

S/N	Description	Labour (S$)	Materials (S$)	Amount (S$) Labour & Materials	Remarks
A	Electrical Infrastructure	490,500.00	323,500.00	814,000.00	
B	Bus Interchange (BI)	822,000.00	1,008,000.00	1,830,000.00	
C	Podium East / Podium West	2,354,000.00	2,990,000.00	5,344,000.00	
	Total Tender Price	3,666,500.00	4,321,500.00	7,988,000.00	

Important Note :

1 For equipment/materials listed below, which are supplied and installed by Lotte and require T&C, the Sub-Contractor is required to provide temporary power supply and to assist in the T&C.

1.1 HV Switchgears

1.2 LV MSB/EMSB

1.3 HV/LV Transformers

1.4 UPS/EPS

1.5 Energy Monitoring System

1.6 Dimmer System

2 For equipment/materials listed below, which are supplied by Lotte, the Sub-Contractor is to collect at ground level and transport to points of installation for installation and carrying out T&C including all necessary supports and ancillary works, etc.

2.1 All Electrical Switchboards & Control Panels

2.2 Busducts

2.3 Light Fittings

3 Items not mentioned above but deemed necessary for the completion of PSES installation shall be included in the Scope of PSES Sub-Contract Works and supplied by the Sub-Contractor.

PRICE SCHEDULE FOR POWER SUPPLY SYSTEMS & ELECTRICAL SERVICES (PSES) FOR INTEGRATED TRANSPORT HUB (ITH) AT JURONG EAST

A	**Package A - Electrical Infrastructure** The scope of works breifly described below shall include, but not limited to, the supply, installation, termination and all ancilary works and accessories, and Testing & Commissioning (T&C) (unless otherwise expressly excluded) to render the entire/individual system forming part of the Power Supply Systems & Electrical Services (PSES) complete and operational in compliance with the Employer's Requirements. Tenderers are to refer to the "Scope of PSES Sub-Contract Works" and the "Matrix of Scope of Works for PSES" included in the Tender Documents for more details when carrying out pricing below.				
S/N	Description	Labour (S$)	Materials (S$)	Amount (S$) Labour & Materials	Remarks
1	HV Cables System (HV cables, pilots cables, etc.) to and from SPPG HV Panels and Consumer HV Panels, including all cables, cable supports, termination, T&C, etc. for the complete system .				
1.1	SPPG HV to HVSB-BI-L1-01, HVSB-BI-L1-02, HVSB-JH-L1-01 and HVSB-JH-L1-02	60,000.00	50,000.00	110,000.00	
1.2	HVSB-BI-L1-01 and HVSB-BI-L1-02	12,000.00	15,000.00	27,000.00	
1.3	HVSB-JH-B1-01 and HVSB-JH-B1-02	12,000.00	15,000.00	27,000.00	
1.4	HVSB-OB1-L8-01 and HVSB-OB1-L8-02	70,000.00	75,000.00	145,000.00	
1.5	TX-BI-L1-02, TX-BI-L1-02 and TX-BI-L1-03	12,000.00	12,000.00	24,000.00	
1.6	TX-MCC-B1-01 and TX-MCC-B1-02	53,000.00	55,000.00	108,000.00	
1.7	TX-JHE-B1-01 and TX-JHE-B1-02	28,000.00	26,000.00	54,000.00	
1.8	TX-JHW-B1-01 and TX-JHW-B1-02	12,500.00	10,500.00	23,000.00	
1.9	TX-OB1-L8-01, TX-OB1-L8-02 and TX-OB1-L8-03	25,000.00	13,000.00	38,000.00	
2	Busduct System from Transformers to MSB, MSB to MSB and MSB to EMSB, including all necessary anchors, brackets, T&C, etc. (Busducts are supplied by Lotte)				
2.1	Transformer to MSB	62,000.00	3,000.00	65,000.00	
2.2	MSB to MSB	30,000.00	2,000.00	32,000.00	

[illegible]	MSB to EMSB	60,000.00	[illegible]	[illegible]	
3	All other cables including cable supports from HV and MSB/EMSB Panels. E.g. HV Panels to VT, Metering Kiosks, Marshalling Boxes, etc	40,000.00	30,000.00	70,000.00	
4	Cabling of Energy Monitoring System from HV/MSB/EMSB Panels to FCC Room.	3,000.00	2,000.00	5,000.00	
5	To provide temporary power and to assist in complete installation and T&C of all the equipment such as HT Switchgears, Transformers, MSB and EMSB, etc. (All HT Switchgears, Transformers, MSB and EMSB are supplied, installed and T&C by Lotte).	3,000.00	5,000.00	8,000.00	
6	Electrical Earth System for all the HT Switch Rooms, Electrical Switch Rooms and Transformer Rooms.	8,000.00	7,000.00	15,000.00	
7	Any other items not mentioned above but deemed necessary for completing the installation from HT Switchgears all the way to MSB/EMSB for the purpose to achieve power turn-on. Please specify below, if any:			-	
7.1					
7.2				-	
7.3				-	
	Subtotal for Package A	490,500.00	323,500.00	814,000.00	

Package B - Bus Interchange (BI) Comprising Parts of Two Basements & Level 1

8 The scope of works breifly described below shall include, but not limited to, the supply, installation, termination and all ancilary works and accessories, and Testing & Commissioning (T&C) (unless otherwise expressly excluded) to render the entire/individual system forming part of the Power Supply Systems & Electrical Services (PSES) complete and operational in compliance with the Employer's Requirements. Tenderers are to refer to the "Scope of PSES Sub-Contract Works" and the "Matrix of Scope of Works for PSES" included in the Tender Documents for more details when carrying out pricing below.

S/N	Description	Labour (S$)	Materials (S$)	Amount (S$) Labour & Materials	Remarks
1	Installation of all Electrical Switchboards, Dimmer Systems, and Control Panels excluding MSB and EMSB (All Electrical Switchboards, Dimmer Systems and Control Panels are supplied by Lotte).	15,000.00	1,500.00	16,500.00	
2	Busduct System including all necessary brackets, etc. (excluding Busduct from Transformer to MSB, MSB to EMSB and MSB to MSB. (All Busducts are supplied by Lotte).	3,000.00	500.00	3,500.00	
3	Submain Cables from MSB/EMSB, Busduct Tap-off, GCP, etc. to all SSB, SB, DB, ESSB, ESB, EDB, DGB, kWh Panels, etc., including accessories, termination, T&C and power turn-on	268,000.00	432,000.00	700,000.00	
4	Cabling of Energy Monitoring System from all Electrical Switchboards to to FCC Room.	13,000.00	12,000.00	25,000.00	
5	Submain cables / final sub cables from Electrical Switchboards to all isolators, LMCP, Control Panels etc., including accessories, termination, T&C and power turn-on	20,000.00	27,000.00	47,000.00	
6	Power points including cables, cable supports for SSO, fuse connection units, handicapped / accessibility toilet emergency call buzzer system, etc	175,000.00	185,000.00	360,000.00	
7	All power outlets such as switches, isolators, fuse connection units, etc- including accessories, termination, T&C and power turn-on.	3,000.00	15,000.00	18,000.00	
8	Lighting points including cables, cable supports, etc	195,000.00	220,000.00	415,000.00	
9	Installation of Light Fittings including accessories, termination, T&C and power turn-on. (All light fittings supplied by Lotte).				
9.1	Internal Lightings.	20,000.00	3,000.00	23,000.00	
9.2	External Lightings.	3,000.00	1,000.00	4,000.00	
10	Containment System including all necessary supports and accessories.	80,000.00	90,000.00	170,000.00	
11	Electrical Earth System	5,000.00	3,000.00	8,000.00	
12	Clean Earth System	17,000.00	13,000.00	30,000.00	
13	Lightning Protection System	5,000.00	5,000.00	10,000.00	

PRICE SCHEDULE FOR POWER SUPPLY SYSTEMS & ELECTRICAL SERVICES (PSES) FOR INTEGRATED TRANSPORT HUB (ITH) AT JURONG EAST

14	Any other items not mentioned above but deemed necessary for completing the installation for the purpose of handing over. Please specify below, if any.				
14.1					
14.2					
14.3					
	Subtotal for Package B	822,000.00	1,008,000.00	1,830,000.00	
C	**Package C - ITH Podium comprising Two Podium Blocks (East & West Wings & Two Basements)** The scope of works breifly described below shall include, but not limited to, the supply, installation, termination and all ancilary works and accessories, and Testing & Commissioning (T&C) (unless otherwise expressly excluded) to render the entire/individual system forming part of the Power Supply Systems & Electrical Services (PSES) complete and operational in compliance with the Employer's Requirements. Tenderers are to refer to the "Scope of PSES Sub-Contract Works" and the "Matrix of Scope of Works for PSES" included in the Tender Documents for more details when carrying out pricing below.				
S/N	**Description**	**Labour (S$)**	**Materials (S$)**	**Amount (S$) Labour & Materials**	**Remarks**
	The scope of works briefly described below shall include, but not limited to, the supply, installation, termination and all ancillary works and accessories, and T&C (unless otherwise mentioned) to render the entire/individual system forming part of the Electrical Services complete and operational in compliance with the Employer's Requirements.				
1	Installation of all Electrical Switchboards, Dimmer Systems and Control Panels excluding MSB and EMSB (All Electrical Switchboards, Dimmer Systems and Control Panels are supplied by Lotte).	20,000.00	2,000.00	22,000.00	
2	Busduct System including all necessary brackets, etc. (excluding Busduct from Transformer to MSB, MSB to EMSB and MSB to MSB. (All Busducts are supplied by Lotte).	55,000.00	3,000.00	58,000.00	
3	Submain cables from MSB/EMSB, Busduct tap-off, GCP, etc. to all SSB, SB, DB, ESSB, ESB, EDB, OGB, kWh Panels, etc., including accessories, termination, T&C and power turn-on.	430,000.00	740,000.00	1,170,000.00	
4	Cabling of Energy Monitoring System from all Electrical Switchboards to FCC Room.	20,000.00	15,000.00	35,000.00	
5	Submain cables / final sub cables from Electrical Switchboards to all isolators, LMCP, Control Panels etc., including accessories, termination, T&C and power turn-on.	180,000.00	392,000.00	572,000.00	
6	Power points including cables, cable supports for SSO, fuse connection units, handicapped / accessibility toilet emergency call buzzer system, etc.	450,000.00	565,000.00	1,015,000.00	
7	All power outlets such as switches, isolators, fuse connection units, etc. including accessories, termination, T&C and power turn-on.	10,000.00	70,000.00	80,000.00	
8	Lighting points including cables, cable supports, etc.	520,000.00	570,000.00	1,090,000.00	
9	Installation of Light Fittings including accessories, termination, T&C and power turn-on. (All light fittings are supplied by Lotte).				
10	Internal Lightings.	150,000.00	Included	150,000.00	
11	External Lightings.	10,000.00	Included	10,000.00	
12	Containment System including all necessary supports and accessories.	400,000.00	500,000.00	900,000.00	
13	Electrical Earth System	5,000.00	3,000.00	8,000.00	
14	Clean Earth System	24,000.00	20,000.00	44,000.00	
15	Lightning Protection System.	80,000.00	110,000.00	190,000.00	
16	Any other items not mentioned above, but deemed necessary for completing the installation for the purpose of handing over. Please specify below, if any.				
17					
18					
	Subtotal for Package C	2,354,000.00	2,990,000.00	5,344,000.00	
	TENDER PRICE (TOTAL AMOUNT for Packages A+B+C)	3,666,500.00	4,321,500.00	7,988,000.00	

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

Lewis Juay Yang Siah(롯데건설-싱가포르 주롱통합교통허브 MEP (J121))

From:	Lewis Juay Yang Siah(롯데건설-싱가포르 주롱통합교통허브 MEP (J121))
Sent:	Friday, January 12, 2024 5:31 PM
To:	Lim Say Wei; Kelvin Sam; Edmond Sim; Selvan
Cc:	안태진(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); Loke Kok Wai(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); 황병욱(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); 조한준(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); Yip Kim Mun(롯데건설-싱가포르 주롱통합교통허브 MEP (J121))
Subject:	RE: Application of Sub Con - BNL Engineering Pte Ltd - PSES Sub-Contract Works

Dear Sirs,

Further to our email below, we wish to hereby confirm that the following proposed brands in the Matrix of Scope of Works have been selected by us:

1. HT Cabling – **Prysmain**
2. LV Submain Cabling – **Keystone**
3. Final Circuits – **Keystone**
4. Cable Ladders, Trays, Trunkings & Associated Accessories/Fittings (Galvanised/Epoxy Coated) – **U-Li**
5. GI Conduits & Associated Accessories – **SMARTr**
6. PVC Flexible Conduits & Associated Accessories (PVC Coated GI Flexible) – **SMARTr**
7. Final Fix for Switch Socket Outlets, Fuse Connection Units – **MK**
8. Earthing & Lightning Protection System – **Eriweld (Lytech)**

Thanks.

Best regards,

Lewis Juay Y S
Senior Contract Manager
LTA J121 Project
***HP** - +65 9685 5202 / **Email** - lewisjuay@lotte.net*

LOTTE Engineering & Construction Co., Ltd. Singapore Branch
2 International Business Park,
#05-25 The Strategy,
Singapore 609930

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

Lewis Juay Yang Siah(롯데건설-싱가포르 주롱통합교통허브 MEP (J121))

From:	Lewis Juay Yang Siah(롯데건설-싱가포르 주롱통합교통허브 MEP (J121))
Sent:	Friday, January 12, 2024 4:45 PM
To:	Lim Say Wei; Kelvin Sam; Edmond Sim; Kumaraguru Thavachelvan
Cc:	안태진(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); Loke Kok Wai(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); 황병욱(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); 조한준(롯데건설-싱가포르 주롱통합교통허브 MEP (J121)); Yip Kim Mun(롯데건설-싱가포르 주롱통합교통허브 MEP (J121))
Subject:	RE: Application of Sub Con - BNL Engineering Pte Ltd

Dear Sirs,

We refer to the meeting with all of you and our Loke Kok Wai, Cho Han Jun, Yip Kim Mun and Lewis Juay at our Site Office Meeting Room today at 1400hrs. The following issues/matters were raised and discussed:

1. BNL agrees that the Energy Monitoring System and Dimmer System under Item 1 of the Important Note of the Price Schedule should be removed and be included under Item 2 of the Important Note as these items are to be supplied by Lotte and installed by the Sub-Contractor, as clearly specified in the Scope of Works in other part of the Tender Documents.

2. BNL clarifies that some prices inserted for some HV cabling works grouped under Item 1 may not appear proportional in terms of cable routing lengths, but they do cover all scope of cabling works as specified, due to BNL's own pricing strategy.

3. Lotte highlights that the ratings of some busducts to be installed by BNL may be upgraded/upsized due to finalization of design lately, BNL agrees that the prices submitted for installation of all busducts including any upgraded/upsized ones will remain unchanged.

4. BNL is aware that the wiring works to DB for battery-packed dimmable lights are included in its Tender Offer, despite conduits are not shown on drawings issued.

5. BNL is to submit an organization chart for this Project based on Mr. Loke's comments.

6. BNL agrees to mobilise a few workers and a supervisor, and machineries to site within 7 days from the date of award of the Sub-Contract Works for commencement of bracketry works at the Basement areas.

7. BNL agrees to review its submitted SOR and carry out necessary adjustments to match Lotte's SOR in the J121 Contract with discounted percentage, where possible. Lotte is to furnish BNL the J121 SOR by 13 Jan2024.

8. BNL is to submit the scope of works which BNL was involved in Woodlands Square project and other completed and ongoing projects submitted in the Summary of Project Reference to Lotte for onward submission to LTA's review and consideration of approval.

9. In addition, Mr. Lim Say Wei suggests to include his involvements and experiences in other commercial development with HT works undertaken by another company owned by him. Lotte welcomes such suggestion and requests BNL to submit further list of project reference involving HT works in commercial development, and demonstrate with documentary proofs of Mr. Lim ownership of the companies.

10 Lotte emphasizes that the approval of BNL as Lotte's appointed subcontractor by LTA s Lotte is a condition precedent to Lotte's award of the PSES Sub-Contract to BNL. As such, BNL must convince LTA that BNL is capable of undertaking commercial development beyond reasonable doubt.

Please let us know if you disagree to any of the issues/matters recorded above

Thanks

Best regards,

Lewis Juay Y S
Senior Contract Manager
LTA J121 Project
*HP - +65 9685 5202 / **Email** - lewisjuay@lotte.net*

LOTTE Engineering & Construction Co., Ltd. Singapore Branch
2 International Business Park,
#05-25 The Strategy,
Singapore 609930

LOTTE E&C
롯데건설주식회사

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

114 22kV XLPE/DATA/PVC Cable

S/N	Description	Rate ($) / m
114.1	240 mm² / 1C	67.9
114.2	300 mm² / 1C	84.0
114.3	400 mm² / 1C	105.0
114.4	500 mm² / 1C	135.9
114.5	630 mm² / 1C	149.4
114.6	185 mm² / 3C	135.9
114.7	240 mm² / 3C	148.2
114.8	300 mm² / 3C	185.3
114.9	400 mm² / 3C	234.7

115 22kV XLPE/DATA/FRT Cable (Low Smoke / Halogen Free)

S/N	Description	Rate ($) / m
115.1	240 mm² / 1C	74.1
115.2	300 mm² / 1C	92.6
115.3	400 mm² / 1C	117.3
115.4	500 mm² / 1C	147.0
115.5	630 mm² / 1C	170.4
115.6	185 mm² / 3C	154.4
115.7	240 mm² / 3C	166.7
115.8	300 mm² / 3C	203.8
115.9	400 mm² / 3C	253.2

116 22kV XLPE/DSTA/PVC Cable

S/N	Description	Rate ($) / m
116.1	240 mm² / 1C	49.4
116.2	300 mm² / 1C	60.5
116.3	400 mm² / 1C	74.1
116.4	500 mm² / 1C	90.2
116.5	630 mm² / 1C	113.6
116.6	185 mm² / 3C	135.9
116.7	240 mm² / 3C	148.2
116.8	300 mm² / 3C	185.3
116.9	400 mm² / 3C	234.7

117 22kV XLPE/DSTA/FRT Cable (Low Smoke / Halogen Free)

S/N	Description	Rate ($) / m
117.1	240 mm² / 1C	56.8
117.2	300 mm² / 1C	69.2
117.3	400 mm² / 1C	85.2
117.4	500 mm² / 1C	103.7
117.5	630 mm² / 1C	129.7
117.6	185 mm² / 3C	154.4
117.7	240 mm² / 3C	166.7
117.8	300 mm² / 3C	203.8
117.9	400 mm² / 3C	253.2

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

118 Low Voltage Power Cables, 0.6/1kV XLPE/FRT/LSOH

S/N	Description	Rate ($) / m
118.1	2.5mm² / 1C	1.49
118.2	2.5 mm² / 2C	4.05
118.3	2.5 mm² / 3C	5.44
118.4	2.5 mm² / 4C	6.83
118.5	4 mm² / 1C	1.70
118.6	4 mm² / 2C	4.69
118.7	4 mm² / 3C	6.39
118.8	4 mm² / 4C	8.00
118.9	6 mm² / 1C	2.13
118.10	6 mm² / 2C	6.18
118.11	6 mm² / 3C	8.21
118.12	6 mm² / 4C	10.23
118.13	10 mm² / 1C	3.20
118.14	10 mm² / 2C	9.38
118.15	10 mm² / 3C	12.48
118.16	10 mm² / 4C	15.56
118.17	16 mm² / 1C	4.17
118.18	16 mm² / 2C	12.48
118.19	16 mm² / 3C	16.52
118.20	16 mm² / 4C	20.67
118.21	25 mm² / 1C	6.61
118.22	25 mm² / 2C	18.33
118.23	25 mm² / 3C	24.94
118.24	25 mm² / 4C	31.55
118.25	35 mm² / 1C	9.27
118.26	35 mm² / 2C	24.09
118.27	35 mm² / 3C	33.25
118.28	35 mm² / 4C	40.96
118.29	50 mm² / 1C	12.26
118.30	16 mm² / 1C	4.17
118.31	16 mm² / 2C	12.48
118.32	16 mm² / 3C	16.52
118.33	16 mm² / 4C	20.67
118.34	25 mm² / 1C	6.61
118.35	25 mm² / 2C	18.33
118.36	25 mm² / 3C	24.94
118.37	25 mm² / 4C	31.55
118.38	35 mm² / 1C	9.27
118.39	35 mm² / 2C	24.09
118.40	35 mm² / 3C	33.25
118.41	35 mm² / 4C	40.96
118.42	50 mm² / 2C	32.84
118.43	50 mm² / 3C	44.98
118.44	50 mm² / 4C	55.00

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

119 Low Voltage Power Cables, 0.6/1kV XLPE/FRT/LSOH (Armoured)

S/N	Description	Rate ($) / m
119.1	2.5 mm² / 1C	5.61
119.2	2.5 mm² / 2C	4.50
119.3	2.5 mm² / 3C	7.14
119.4	2.5 mm² / 4C	7.75
119.5	2.5 mm² / 5C	8.47
119.6	2.5 mm² / 7C	12.50
119.7	2.5 mm² / 10C	15.00
119.8	2.5 mm² / 15C	20.00
119.9	2.5 mm² / 20C	25.00
119.10	2.5 mm² / 25C	30.00
119.11	4 mm² / 1C	5.92
119.12	4 mm² / 2C	6.00
119.13	4 mm² / 3C	7.96
119.14	4 mm² / 4C	8.67
119.15	4 mm² / 5C	9.79
119.16	6 mm² / 1C	7.07
119.17	6 mm² / 2C	8.00
119.18	6 mm² / 3C	9.73
119.19	6 mm² / 4C	10.83
119.20	6 mm² / 5C	12.21
119.21	10 mm² / 1C	7.53
119.22	10 mm² / 2C	8.91
119.23	10 mm² / 3C	11.66
119.24	10 mm² / 4C	13.31
119.25	16 mm² / 1C	9.50
119.26	16 mm² / 2C	13.86
119.27	16 mm² / 3C	16.62
119.28	16 mm² / 4C	20.47
119.29	25 mm² / 1C	13.35
119.30	25 mm² / 2C	19.10
119.31	25 mm² / 3C	24.14
119.32	25 mm² / 4C	28.65
119.33	35 mm² / 1C	15.75
119.34	35 mm² / 2C	23.60
119.35	35 mm² / 3C	25.70
119.36	35 mm² / 4C	35.34
119.37	50 mm² / 1C	21.50
119.38	50 mm² / 2C	30.85
119.39	50 mm² / 3C	40.03
119.40	50 mm² / 4C	47.46

120 Service Transformer

S/N	Description	Rate ($) / unit
120.1	1.6 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.2	2.0 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.3	2.5 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.4	3.0 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.5	3.5 MVA Service Transformer Epoxy Cast Resin Dry Type	
120.6	1.6 MVA Service Transformer Silicone Oil Type	
120.7	2.0 MVA Service Transformer Silicone Oil Type	
120.8	2.5 MVA Service Transformer Silicone Oil Type	
120.9	3.0 MVA Service Transformer Silicone Oil Type	
120.10	3.5 MVA Service Transformer Silicone Oil Type	

121 22kV Switchgear including all protection relays and ancillary equipment

S/N	Description	Rate ($) / unit
121.1	22kV feeder panel c/w circuit breakers and all accessories	
121.2	22kV service transformer feeder panel c/w circuit breaker and all accessories	
121.3	22kV tie feeder panel c/w circuit breaker and all accessories	

122 Pilot Cable

S/N	Description	Rate ($) / m
122.1	2 pairs 2.5 mm2 PVC/SWA/PVC	7.29
122.2	3 pairs 2.5 mm2 PVC/SWA/PVC	9.39
122.3	4 pairs 2.5 mm2 PVC/SWA/PVC	12.54
122.4	5 pairs 2.5 mm2 PVC/SWA/PVC	15.68

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

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LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

Part B - Man-Day Rates

1 The man-day rates in this Schedule shall apply to valuation of Variation for works which require to be undertaken for 8 hours or more.

2 For works in excess of 8 hours, valuation shall be based on rates in this Schedule and pro-rated based on 8 hours per day.

3 For works that requires less than 8 hours, valuation shall be based on the following formula.

$$\text{Manhour Rate} = \frac{\text{Manday Rate}}{8} \times 1.05$$

Item No.	Category	S$/Day
A	**Executive Staff**	
1	Professional Engineer	600
2	Registered Safety Officer	400
3	Construction Manager	450
4	Design Manager / Quality Assurance Manager / T&C Manager / Senior Engineer	400
5	Engineer / Site Engineer / Tunnel Installation Engineer /	350
B	**Non-Executive Staff**	
1	LEW	
	a) Engineer Grade	450
	b) Technician Grade	400
	c) Electrician Grade	350
2	Assistant Engineer	272
3	Site Supervisor	204
4	Foreman	204
5	Technician (Electrical / Mechanical)	204
6	Draftsman	204
7	Welder	204
8	Ductworker	170
9	General Worker	136
10	Safety Supervisor	204
11	Skilled Worker	204

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

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LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

59 Telephone Cables

TFCC Approved telephone cables c/w 2-way air blown fibre microducts, excluding trays or trunkings

S/N	Ratio	Rate (S$) / metre
59.1	4 pairs	NA
59.2	8 pairs	NA
59.3	10 pairs	NA
59.4	20 pairs	NA
59.5	25 pairs	NA
59.6	40 pairs	NA
59.7	60 pairs	NA
59.8	80 pairs	NA
59.9	100 pairs	NA
59.10	120 pairs	NA
59.11	140 pairs	NA
59.12	160 pairs	NA
59.13	180 pairs	NA
59.14	200 pairs	NA

60 Telephone outlet

TFCC Approved telephone outlet including mounting accessories

S/N	Type of telephone outlet	Rate (S$) / unit
60.1	Moulded	NA
60.2	Matt Chrome	NA
60.3	Metalclad	NA
60.4	PVC	NA

61A Fibre Terminal Panel (FTP)

TFCC Approved jumper rings and mounting accessories

S/N	Type	Rate (S$) / unit
61A.1	100 pairs	NA
61A.2	200 pairs	NA
61A.3	300 pairs	NA

61B Tube Patch Panel (TPP)

TFCC Approved jumper rings and mounting accessories

S/N	Type	Rate (S$) / unit
61B.1	100 pairs	NA
61B.2	200 pairs	NA
61B.3	300 pairs	NA

62 CABLES : FR/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + CPC	3 Cable + CPC	4 Cable + CPC
62.1	1.5	1.19	3.09	4.11	5.24
62.2	2.5	1.29	3.46	4.68	5.89
62.3	4.0	1.88	4.86	6.64	8.42
62.4	6.0	2.57	6.45	8.88	11.22
62.5	10	4.06	10.38	14.21	18.05
62.6	16	5.84	14.59	20.10	25.53
62.7	25	8.71	20.94	29.08	37.31
62.8	35	11.39	26.46	37.12	47.49
62.9	50	14.45	34.60	48.15	61.80
62.10	70	22.18	51.52	66.13	82.73
62.11	95	27.23	64.52	85.77	98.47
62.12	120	32.97	79.30	99.26	114.37
62.13	150	40.49	84.41	116.41	140.55
62.14	185	50.39	96.27	139.04	172.34
62.15	240	65.14	123.34	172.52	221.71
62.16	300	80.78	152.75	204.71	274.81
62.17	400	101.87	198.67	256.22	352.53
62.18	500	113.34	260.56	317.73	451.06
62.19	630	132.03	310.72	397.32	556.35

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
62.20	2.5	3.46	4.68	5.01
62.21	4.0	4.86	6.64	7.15
62.22	6.0	6.45	8.88	9.54
62.23	10	10.38	14.21	15.34
62.24	16	14.59	20.10	24.20
62.25	25	20.94	26.98	32.45
62.26	35	26.24	34.50	41.86
62.27	50	34.60	46.34	56.00
62.28	70	46.59	62.69	76.30
62.29	95	60.26	82.25	100.73
62.30	120	75.86	98.85	121.64
62.31	150	89.38	116.54	144.07
62.32	185	102.79	138.82	173.06
62.33	240	127.82	172.24	215.67
62.34	300	156.87	212.55	266.94
62.35	400	248.34	344.55	440.67
62.36	500	296.96	404.00	510.96
62.37	630	310.72	435.34	559.95

63 CABLES : FRT/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + CPC	3 Cable + CPC	4 Cable + CPC
63.1	1.5	1.06	2.93	4.14	4.97
63.2	2.5	1.24	3.37	4.80	5.69
63.3	4.0	1.42	3.91	5.64	6.66
63.4	6.0	1.78	5.15	7.25	8.53
63.5	10	2.67	7.82	11.01	12.97
63.6	16	3.47	10.40	14.58	17.23
63.7	25	5.51	15.27	22.01	26.29
63.8	35	7.73	20.08	29.34	35.35
63.9	50	10.82	27.36	39.69	47.70
63.10	70	14.77	37.04	53.98	64.93
63.11	95	19.09	51.35	70.35	84.47
63.12	120	25.21	68.94	94.05	112.63
63.13	150	30.01	82.85	111.68	127.65
63.14	185	35.46	96.21	126.85	149.37
63.15	240	45.99	116.81	158.45	192.62
63.16	300	57.47	145.41	194.56	240.17
63.17	400	72.70	191.03	244.96	310.43
63.18	500	102.33	258.51	301.14	406.91
63.19	630	122.69	327.02	379.18	514.78

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
63.20	2.5	3.55	4.77	5.98
63.21	4.0	4.11	5.61	7.01
63.22	6.0	5.42	7.20	8.98
63.23	10	8.23	10.94	13.65
63.24	16	10.94	14.49	18.14
63.25	25	16.08	21.88	27.68
63.26	35	21.13	29.17	37.21
63.27	50	28.80	39.46	50.21
63.28	70	38.99	53.67	68.35
63.29	95	51.05	69.94	88.92
63.30	120	68.54	93.50	115.03
63.31	150	82.37	112.11	136.35
63.32	185	95.65	130.81	165.12
63.33	240	122.58	167.64	208.07
63.34	300	152.59	207.08	258.04
63.35	400	200.46	260.73	326.13
63.36	500	244.15	318.07	406.91
63.37	630	308.85	411.85	514.78

64 CABLES : SWA/FR/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre				
		1 Core or CPC Cable	2 Core + CPC	3 Core + CPC	4 Core + CPC	5 Core
64.1	1.5	2.98	3.80	5.30	5.80	6.80
64.2	2.5	3.23	4.60	6.10	7.00	8.00
64.3	4.0	3.49	5.10	7.10	8.60	9.60
64.4	6.0	4.59	6.66	9.36	11.34	12.24
64.5	10	5.20	8.91	11.61	13.50	16.20
64.6	16	6.04	12.15	14.85	16.29	18.09
64.7	25	11.48	20.16	24.66	31.95	35.55
64.8	35	14.46	26.82	31.32	43.11	46.71
64.9	50	16.14	29.25	38.25	42.75	49.95
64.10	70	25.82	48.24	57.24	69.12	72.72
64.11	95	29.41	55.57	70.74	97.29	110.79
64.12	120	33.00	67.64	84.15	120.87	134.37
64.13	150	43.78	89.18	108.09	155.16	168.66
64.14	185	48.56	105.06	125.73	186.12	199.62
64.15	240	63.78	141.43	166.14	248.76	262.26
64.16	300	79.17	179.42	208.35	314.46	327.96
64.17	400	97.73	224.61	258.57	377.35	393.55
64.18	500	118.76	269.53	310.28	402.51	419.79
64.19	630	132.87	323.44	330.97	483.01	503.75

65 CABLES : SWA/FRT/XLPE/LSOH (Copper Conductors)

All rates including earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre				
		1 Core or CPC Cable	2 Core + CPC	3 Core + CPC	4 Core + CPC	5 Core
65.1	1.5	0.00	4.93	5.36	5.78	6.21
65.2	2.5	0.00	5.27	5.95	6.46	7.06
65.3	4.0	0.00	5.36	6.63	7.23	8.16
65.4	6.0	0.00	6.96	8.11	9.03	10.17
65.5	10	0.00	8.73	10.86	13.05	12.70
65.6	16	8.80	13.59	15.48	19.07	21.87
65.7	25	12.24	18.87	22.49	26.68	30.52
65.8	35	19.89	23.09	25.20	32.92	43.18
65.9	50	21.57	28.73	37.28	44.20	52.75
65.10	70	28.27	44.03	52.58	65.66	74.21
65.11	95	31.10	55.06	63.61	84.22	92.77
65.12	120	33.86	65.07	77.49	107.01	116.01
65.13	150	49.65	92.08	105.93	134.73	145.09
65.14	185	53.62	105.51	120.06	150.39	177.39
65.15	240	63.26	133.64	149.67	198.45	225.45
65.16	300	82.94	168.78	186.66	265.95	282.51
65.17	400	99.86	208.45	228.42	319.14	339.01
65.18	500	117.90	250.14	274.10	340.42	361.61
65.19	630	132.01	266.82	292.38	408.50	433.94

66 CABLES : PVC/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + E	3 Cable + E	4 Cable + E
66.1	1.5	1.63	2.45	2.75	2.96
66.2	2.5	1.73	2.96	3.37	3.67
66.3	4.0	1.94	3.57	4.18	4.69
66.4	6.0	3.12	5.14	5.87	6.61
66.5	10	3.58	6.52	8.72	10.05
66.6	16	4.32	8.72	11.90	14.06
66.7	25	8.63	15.33	20.62	23.90
66.8	35	10.29	20.93	25.55	31.19
66.9	50	12.93	26.06	34.24	39.91
66.10	70	21.24	40.22	51.62	59.20
66.11	95	24.52	50.17	65.66	76.03
66.12	120	29.82	59.76	82.56	105.37
66.13	150	36.98	70.56	104.04	120.29
66.14	185	44.82	86.83	120.97	147.09
66.15	240	58.25	111.50	155.91	189.92
66.16	300	71.16	136.58	180.95	232.51
S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC	
66.17	2.5	4.19	5.70	7.11	
66.18	4.0	4.90	6.51	8.13	
66.19	6.0	5.81	7.74	9.65	
66.20	10	7.25	9.65	12.04	
66.21	16	9.27	13.06	18.11	
66.22	25	14.29	19.01	16.30	
66.23	35	21.10	28.04	23.72	
66.24	50	29.36	39.04	35.01	
66.25	70	38.37	48.35	48.73	
66.26	95	55.00	73.14	57.34	
66.27	120	66.18	88.02	109.85	
66.28	150	73.76	96.88	121.64	
66.29	185	92.04	119.34	150.06	
66.30	240	114.45	142.79	188.14	
66.31	300	140.45	178.58	234.89	

67 CABLES : XLPE/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + E	3 Cable + E	4 Cable + E
67.1	1.5	2.25	3.32	4.51	5.70
67.2	2.5	2.65	4.11	5.44	6.89
67.3	4.0	3.18	4.90	6.63	8.36
67.4	6.0	4.42	6.68	9.07	11.34
67.5	10	5.73	8.83	11.93	15.04
67.6	16	7.51	11.58	15.64	19.58
67.7	25	9.43	15.39	22.50	27.22
67.8	35	10.97	19.59	27.55	33.54
67.9	50	14.68	25.52	37.49	45.49
67.10	70	20.65	36.40	53.75	65.57
67.11	95	27.93	49.35	69.22	84.53
67.12	120	36.27	62.42	86.70	105.01
67.13	150	45.86	78.43	108.43	131.17
67.14	185	51.94	91.24	127.64	155.56
67.15	240	62.42	116.97	164.32	200.40
67.16	300	76.61	143.39	190.67	231.88
67.17	400	99.59	186.41	247.88	301.44
67.18	500	128.24	242.92	333.72	391.88
67.19	630	161.80	295.68	409.88	509.38

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
67.20	2.5	4.19	6.06	6.60
67.21	4.0	5.04	7.76	8.97
67.22	6.0	6.44	7.76	9.32
67.23	10	8.83	10.62	13.12
67.24	16	11.82	14.44	18.02
67.25	25	15.39	20.05	25.19
67.26	35	21.34	25.19	32.10
67.27	50	27.61	35.14	44.35
67.28	70	39.35	49.91	64.20
67.29	95	51.76	70.03	89.22
67.30	120	63.82	90.30	114.70
67.31	150	79.10	111.78	141.52
67.32	185	98.04	133.38	170.07
67.33	240	128.67	163.25	219.94
67.34	300	157.72	204.08	260.17
67.35	400	205.04	265.30	338.22
67.36	500	266.54	344.89	439.70
67.37	630	346.51	448.35	571.60

68 CABLES : FR/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre			
		1 Core or CPC Cable	2 Cable + E	3 Cable + E	4 Cable + E
68.1	1.5	1.12	3.09	4.11	5.24
68.2	2.5	1.22	3.46	4.68	5.89
68.3	4.0	1.78	4.86	6.64	8.42
68.4	6.0	2.18	5.81	8.00	10.10
68.5	10	3.45	9.34	12.79	16.24
68.6	16	5.26	13.12	18.10	22.98
68.7	25	7.84	18.85	26.17	33.58
68.8	35	10.25	23.82	35.37	43.09
68.9	50	13.01	31.14	45.89	55.62
68.10	70	21.07	46.37	62.47	75.47
68.11	95	25.87	58.06	81.12	99.48
68.12	120	31.32	72.62	100.64	125.07
68.13	150	38.47	88.44	121.54	143.98
68.14	185	47.87	102.81	147.12	176.18
68.15	240	52.66	119.13	166.24	213.27
68.16	300	60.97	146.46	193.63	248.40
68.17	400	79.26	180.38	251.71	322.92
68.18	500	103.04	234.50	327.23	419.80
68.19	630	133.95	304.84	425.39	545.73

S/N	Cross Sectional Area (mm^2)	2 Core + CPC	3 Core + CPC	4 Core + CPC
68.20	2.5	3.46	4.68	5.89
68.21	4.0	4.86	6.64	8.42
68.22	6.0	5.81	8.00	10.10
68.23	10	9.34	12.79	16.24
68.24	16	13.12	18.10	22.98
68.25	25	18.85	26.17	33.58
68.26	35	23.82	33.41	43.09
68.27	50	32.97	45.89	55.62
68.28	70	46.37	64.07	77.43
68.29	95	58.06	81.12	102.15
68.30	120	72.62	100.64	128.66
68.31	150	89.37	123.70	153.10
68.32	185	108.30	151.13	186.04
68.33	240	133.14	176.02	225.82
68.34	300	146.46	204.38	262.20
68.35	400	190.40	265.70	340.86
68.36	500	247.52	345.41	443.12
68.37	630	321.77	449.03	576.05

69 CABLES : SWA/XLPE/PVC (Copper Conductors)

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, anti-termite terminations and accessories (excluding conduit, trunking and tray)

S/N	Cross Sectional Area (mm^2)	Rate (S$) / metre				
		1 Core or CPC Cable	2 Core + CPC	3 Core + CPC	4 Core + CPC	5 Core
69.1	1.5	2.96	3.88	4.33	5.36	5.09
69.2	2.5	3.16	4.49	5.02	6.38	6.06
69.3	4.0	3.47	5.41	6.04	7.98	7.58
69.4	6.0	4.86	7.34	8.21	10.88	10.33
69.5	10	5.41	9.27	10.91	14.26	13.55
69.6	16	6.24	13.44	14.15	20.63	20.63
69.7	25	11.84	21.02	23.49	33.04	34.78
69.8	35	18.73	26.53	31.21	42.79	42.79
69.9	50	15.15	34.22	38.02	57.13	57.13
69.10	70	24.88	48.65	57.24	75.92	80.13
69.11	95	31.40	60.49	71.17	96.91	102.30
69.12	120	34.88	75.43	83.81	123.22	129.71
69.13	150	44.42	97.97	108.86	147.94	164.38
69.14	185	50.86	110.85	122.69	176.55	185.84
69.15	240	64.27	135.43	155.84	222.59	234.31
69.16	300	78.50	158.41	192.89	274.81	289.27
69.17	400	100.64	205.94	250.75	357.25	376.05
69.18	500	122.10	267.72	325.98	464.43	488.87
69.19	630	152.19	348.03	423.77	603.75	635.53

BNL ENGINEERING PTE LTD

CONTRACT J121

LOTTE ENGINEERING & CONSTRUCTION CO. LTD SINGAPORE BRANCH

70 Conduits

All rates shall include conduit boxes, brackets, hangers, drop rod, brass bushes saddles, adapters, accessories, chasing and making good.

S/N	Nominal Diameter (mm)	Rate (S$) / metre			
		Concealed G.I. Conduit	Surface Mounted G.I. Conduit	Flexible Metal Conduit with LSOH sheathing	Concealed LSOH PVC Conduit
70.1	20	6.50	6.00	10.00	8.50
70.2	25	7.50	7.00	12.00	9.50
70.3	32	11.00	10.00	15.00	13.00

71 Trunking

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre	
		Galvanised Steel with Epoxy Coating	Hot-dipped Galvanised Steel
71.1	25 x 50	6.00	9.60
71.2	25 x 100	10.80	16.80
71.3	25 x 150	16.80	25.20
71.4	25 x 200	20.40	31.20
71.5	25 x 300	32.40	49.20
71.6	50 x 50	26.40	12.00
71.7	75 x 50	10.80	16.80
71.8	75 x 75	13.20	19.20
71.9	100 x 50	13.20	19.20
71.10	100 x 75	14.40	22.80
71.11	100 x 100	19.20	27.60
71.12	150 x 75	20.40	31.20
71.13	150 x 100	22.80	33.60
71.14	150 x 150	27.60	40.80
71.15	200 x 100	30.00	45.60
71.16	300 x 150	45.60	68.40
71.17	400 x 200	60.00	90.00

72 Perforated Trunking : Hot-dipped Galvanised Steel

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre
72.1	25 x 50	9.60
72.2	25 x 100	16.80
72.3	25 x 150	23.94
72.4	25 x 200	31.20
72.5	25 x 300	49.20
72.6	50 x 50	11.76
72.7	75 x 50	16.46
72.8	75 x 75	18.82
72.9	100 x 50	18.82
72.10	100 x 75	22.34
72.11	100 x 100	27.05
72.12	150 x 75	30.58
72.13	150 x 100	33.60
72.14	150 x 150	40.80
72.15	200 x 100	44.69
72.16	300 x 150	67.03
72.17	400 x 200	88.20

73A Underfloor Trunking : Hot-dipped Galvanised Steel

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre
73A.1	25 x 50	29.64
73A.2	25 x 100	34.68
73A.3	25 x 150	41.04
73A.4	25 x 200	44.69
73A.5	25 x 300	50.40
73A.6	25 x 400	66.00

73B Raised Floor Trunking : Hot-dipped Galvanised Steel c/w support pedestals

All rates shall include mounting brackets, drop rod, hangers, accessories, elbows, bends, etc

S/N	Size (mm)	Rate (S$) / metre
73B.1	25 x 50	30.94
73B.2	25 x 100	35.00
73B.3	25 x 150	42.84
73B.4	25 x 200	50.54
73B.5	25 x 300	58.80
73B.6	25 x 400	77.00

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO. LTD. SINGAPORE BRANCH

LOTTE ENGINEERING & CONSTRUCTION CO. LTD. SINGAPORE BRANCH

74 Cable Ladder

All rates shall include bends, sets, crossovers, tees, drop rod, brackets, hangers, adapters and other accessories use for mounting.

S/N	Width (mm)	Rate (S$) / metre	
		Galvanised Steel with Epoxy Coating	Hot-dipped Galvanised Steel
74.1	300	37.62	44.69
74.2	450	43.32	51.74
74.3	600	49.02	58.80
74.4	900	60.42	72.91
74.5	1000	63.84	77.62
74.6	1200	71.82	87.02

75 Perforated Cable Trays

All rates shall include bends, sets, crossovers, tees, drop rod, brackets, hangers, adapters and other accessories use for mounting.

S/N	Width (mm)	Rate (S$) / metre	
		Galvanised Steel with Epoxy Coating	Hot-dipped Galvanised Steel
75.1	50	7.20	10.26
75.2	75	8.40	11.40
75.3	100	9.60	13.68
75.4	150	12.00	17.10
75.5	200	14.40	20.52
75.6	250	16.80	23.94
75.7	300	19.20	27.36
75.8	400	25.20	34.20
75.9	450	27.60	37.62
75.10	600	46.80	63.84
75.11	900	67.20	91.20
75.12	1000	73.20	100.32
75.13	1200	105.60	143.64
75.14	1500	130.80	176.70

76 Pipes

S/N	Nominal Diameter (mm)	Rate (S$) / metre		
		Heavy Duty uPVC	ABS	Galvanised Steel
76.1	40	71.40	79.90	82.45
76.2	50	50.00	91.80	100.30
76.3	100	70.00	115.60	160.65
76.4	150	85.00	127.50	181.90
76.5	200	139.40	147.90	235.45

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

77 Earth Bar (50mm x 6mm copper)

All rates shall include insulated mounting brackets and covering boxes

S/N	No. of way	Rate (S$) / unit
77.1	4-way	100.00
77.2	6-way	130.00
77.3	8-way	160.00
77.4	10-way	236.96
77.5	12-way	255.78
77.6	15-way	293.41
77.7	18-way	331.63
77.8	20-way	350.45

78 Clean Earth Termination Box

All rates shall include accessories.

S/N	No. of way	Rate (S$) / unit
78.1	2-way	72.91
78.2	4-way	116.42
78.3	6-way	156.41
78.4	8-way	178.75
78.5	10-way	201.10

79 Lightning Protection

All rates shall include insulated mounting brackets

S/N	Description	per	Rate (S$)
79.1	Concrete earthing pit include heavy duty hinged cover	unit	150.00
79.2	Polymer earthing pit include heavy duty hinged cover	unit	48.41
79.3	Bimetallic connector	unit	35.00
79.4	Aluminum square clamp	unit	4.00
79.5	Copper A-Clamp for tapes and rods	unit	28.91
79.6	Earthing Test Point	unit	50.00
79.7	70mm^2 stranded bare copper conductor	metre	25.00
79.8	95mm^2 stranded bare copper conductor	metre	32.00
79.9	185mm^2 stranded bare copper conductor	metre	55.00
79.10	Aluminium tape 25mm x 3mm c/w saddles	metre	20.00
79.11	Copper tape 25mm x 3mm c/w saddles	metre	22.00
79.12	1.8m length 16mm Ø Earth copper rod include coupler	rod	50.00
79.13	Exothermic weld joint	joint	24.70
79.14	Lightning strike pad	unit	30.00
79.15	Lightning surge arrester for DBs/OG boxes	unit	100.00
79.16	Air Terminal	unit	55.00

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO. LTD. SINGAPORE BRANCH

SOR-46

Part A - Unit Rates

80 Fuel Vent Pipe

All rates shall include support etc.

S/N	Nom Dia (mm)	Rate (S$) / metre	
		Stainless Steel 316 Schedule 40	Black Steel Schedule 40
80.1	25		
80.2	32		
80.3	50		
80.4	75		
80.5	100		

81 Insulated Generator Exhaust Pipes

S/N	Nom Dia (mm)	Rate (S$) / metre		
		Stainless Steel 316 Schedule 40	Black Steel Schedule 40	Galvanised Steel Schedule 40
81.1	200			
81.2	250			
81.3	300			
81.4	350			
81.5	400			
81.6	450			
81.7	500			

82 **Switches**
All rates shall include mounting accessories.

S/N	Description	Rate (S$) / unit				
		PVC	Matt Chrome	Metal-clad	Weather-proof	Explosion-proof
82.1	10A Switch - 1 gang	5.00	29.90	7.00	15.00	N/A
82.2	10A Switch - 2 gang	7.00	37.70	9.00	16.50	N/A
82.3	10A Switch - 3 gang	10.00	46.80	12.00	18.00	N/A
82.4	10A Switch - 4 gang	15.00	105.60	18.00	20.00	N/A
82.5	10A Switch - 6 gang	N/A	205.70	N/A	N/A	N/A
82.6	10A Switch - 2 way 1 gang	6.00	29.90	7.00	18.00	N/A
82.7	10A Switch - 2 way 2 gang	9.00	37.70	10.00	18.50	N/A
82.8	10A Switch - 2 way 3 gang	12.00	46.80	14.00	20.00	N/A
82.9	10A Switch - 2 way 4 gang	18.00	133.90	22.00	25.00	N/A
82.10	1 gang Intermediate Switch	25.00	65.00	28.00	40.00	N/A

83 **Power Outlets**
All rates shall include mounting accessories.

S/N	Description	Rate (S$) / unit				
		PVC	Matt Chrome	Metal-clad	Weather-proof	Explosion-proof
83.1	13A switched socket outlet (SSO)	6.00	32.50	12.00	15.00	N/A
83.2	Twin 13A SSO	6.50	40.30	13.00	18.00	N/A
83.3	15A SSO	8.00	39.00	15.00	20.00	N/A
83.4	13A switched fuse connection outlet c/w switch	12.00	50.70	18.00	25.00	N/A
83.5	13A switched fuse connection outlet without switch	11.00	55.96	17.00	22.00	
83.6	15A switched fuse connection outlet c/w switch	15.00	69.49	19.00	25.00	
83.7	15A switched fuse connection outlet without switch	12.00	64.08	18.00	22.00	
83.8	13A SSO with integral 30mA RCCB	65.00	257.45	85.00	N/A	
83.9	Twin 13A SSO with Integral 30mA RCCB	75.00	231.71	90.00	N/A	
83.10	13A SSO with Integral 100mA RCCB	75.00	72.68	90.00	N/A	
83.11	13A SSO with integral 30mA RCCB c/w padlockable type enclosed casing	85.00	236.84	100.00	N/A	
83.12	13A SSO with integral 100mA RCCB c/w padlockable type enclosed casing	90.00	283.86	110.00	N/A	
83.13	32A CEE 5 pin				190.00	
83.14	63A CEE 5 pin				300.00	
83.15	100A CEE 5 pin				390.00	
83.16	13A SSO with USB port	18.00	66.62	N/A	N/A	
83.17	Twin 13A SSO with USB port	20.00	76.31	N/A	N/A	

84 **Dimmer Switch / Sensors**
All rates shall include accessories

S/N	Description	Rate (S$) / unit
84.1	Motion Sensor	70.00
84.2	Photo Sensor	70.00
84.3	Dimmer Switch	55.00
84.4	Occupancy sensor	80.00

85 Contactors

All rates shall include accessories.

S/N	Capacity	Rate (S$) / unit		
		SPN	TP	TPN
85.1	6 A	25.00	45.00	50.00
85.2	10 A	25.00	45.00	50.00
85.3	20A	35.00	50.00	58.00
85.4	30A	35.00	50.00	58.00
85.5	40A	50.00	60.00	65.00
85.6	60A	65.00	70.00	75.00
85.7	80A	80.00	85.00	90.00
85.8	100A	85.00	90.00	100.00
85.9	150A	146.20	202.30	213.35

86 Isolators

All rates shall include accessories

S/N	Capacity (Ampere)	Pole	Rate (S$) / unit		
			Metal Clad	Weather-proof	Explosion-proof
86.1	15 - 20	DP	120.00	130.00	N/A
86.2	30 - 40	DP	125.00	150.00	N/A
86.3	60-100	DP	150.00	230.00	N/A
86.4	15 - 20	4P	120.00	175.00	N/A
86.5	30 - 40	4P	130.00	185.00	N/A
86.6	60 - 100	4P	150.00	249.30	N/A
86.7	150	4P	180.00	300.00	N/A
86.8	200	4P	413.25	601.35	N/A
86.9	300	4P	600.00	850.00	N/A
86.10	400	4P	633.65	900.00	N/A
86.11	630	4P	939.55	1,453.50	N/A

87 Junction Box

All rates shall include mounting and fixing accessories

S/N	Description	Rate (S$) / unit
87.1	6 way	150.00
87.2	8 way	180.00
87.3	10 way	200.00
87.4	12 way	240.00
87.5	16 way	260.00
87.6	18 way	280.00

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

88 Emergency / Uninterruptible Power Supply System

All rates shall include accessories, support

88.1 EPS/UPS

Rates shall exclude batteries

S/N	Rating	Rate ($) / set	
		EPS	UPS
88.1.1	10 kVA		
88.1.2	20 kVA		
88.1.3	30 kVA		
88.1.4	40 kVA		
88.1.5	50 kVA		
88.1.6	60 kVA		
88.1.7	70 kVA		
88.1.8	80 kVA		
88.1.9	100 kVA		
88.1.10	120 kVA		
88.1.11	150 kVA		
88.1.12	200 kVA		
88.1.13	250 kVA		
88.1.14	300 kVA		
88.1.15	350 kVA		
88.1.16	400 kVA		

88.2 **Sealed Battery**

S/N	Rating : Please specify	Rate ($) / set	Rate ($) / set
		EPS	UPS
88.2.1	For 10kVA EPS/UPS No. of cell : 480 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.2	For 20kVA EPS/UPS No. of cell : 480 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.3	For 30kVA EPS/UPS No. of cell : 528 Voltage per cell : 2V Amp-Hour . 50Ah		
88.2.4	For 40kVA EPS/UPS No. of cell : 720 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.5	For 50kVA EPS/UPS No. of cell : 828 Voltage per cell : 2V Amp-Hour : 50Ah		
88.2.6	For 60KVA EPS/UPS No. of cell : 1008 Voltage per cell : 2V Amp-Hour . 50Ah		
88.2.7	For 70kVA EPS/UPS No. of cell : 1152 Voltage per cell : 2V Amp-Hour . 50Ah		

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

88.2 Sealed Battery

S/N	Rating : Please specify	Rate ($) / set	Rate ($) / set
		EPS	UPS
88.2.8	For 80kVA EPS/UPS No. of cell : 480 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.9	For 100kVA EPS/UPS No. of cell : 576 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.10	For 120kVA EPS/UPS No. of cell : 720 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.11	For 150kVA EPS/UPS No. of cell : 864 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.12	For 200kVA EPS/UPS No. of cell : 1152 Voltage per cell : 2V Amp-Hour : 150Ah		
88.2.13	For 250kVA EPS/UPS No. of cell : 720 Voltage per cell : 2V Amp-Hour : 300Ah		
88.2.14	For 300kVA EPS/UPS No. of cell : 864 Voltage per cell : 2V Amp-Hour : 300Ah		
88.2.15	For 350kVA EPS/UPS No. of cell : 1008 Voltage per cell : 2V Amp-Hour : 300Ah		
88.2.16	For 400kVA EPS/UPS No. of cell : 1152 Voltage per cell : 2V Amp-Hour : 300Ah		

89 Fans, Emergency Call Bell System

All rates shall include accessories and relay controllers

S/N	Description	Rate (S$) / unit
89.1	Wall mounted oscillating fan 300mm diameter	50.00
89.2	Wall mounted oscillating fan 400mm diameter	50.00
89.3	Bell with buzzer and light for Handicap Toilet	80.00
89.4	Pushbutton for emergency call bell system	80.00
89.5	Emergency call bell controller	100.00

90 Auto-Transfer Switches

All rates shall include mounting and fixing accessories

S/N	Capacity (Ampere)	Rate (S$) / unit		
		2 Pole	3 Pole	4 Pole
90.1	10 - 20	NA	NA	NA
90.2	30 - 40	NA	NA	NA
90.3	60 - 80	NA	NA	NA
90.4	100	NA	NA	NA
90.5	160	NA	NA	NA
90.6	200	NA	NA	NA
90.7	250	NA	NA	NA
90.8	300	NA	NA	NA
90.9	400	NA	NA	NA
90.10	500	NA	NA	NA
90.11	630	NA	NA	NA
90.12	800	NA	NA	NA

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO. LTD SINGAPORE BRANCH

LOTTE ENGINEERING & CONSTRUCTION CO. LTD SINGAPORE BRANCH

91 Light Fixtures (Install only)

All rates shall include mounting accessories.

S/N	Type of Luminaire	Description	Rate (S$) / unit
91.1	Downlight	Recessed mounted	28.00
91.2	Downlight	Surface mounted	28.00
91.3	Linear or Square Luminaire	Recessed mounted	28.00
91.4	Linear or Square Luminaire	Suspended	28.00
91.5	Linear or Square Luminaire	Surface / Wall mounted	28.00
91.6	Floodlight	Suspended	40.00
91.7	Floodlight	Surface / Wall mounted	40.00
91.8	High Bay Light	Suspended	50.00
91.9	Street Light	Pole mounted	100.00
91.10	Landscape Spike Light	Turf	30.00
91.11	Wall Luminaire	Surface / Wall mounted	30.00
91.12	Battery Pack for Emergency Luminaire	2 hours self-contained sealed Ni-Cad Battery Power Pack	30.00
91.13	Other luminaire (please specify)		

92 Light Fixtures (Supply and Install)

All rates shall include mounting accessories.

S/N	Type	Description	Rate (S$) / unit
92.1	E1	Emergency Light	NA
92.2	E2	LED Emergency Exit Light	NA
92.3	E3	LED Emergency Exit Light (Single Sided Directional Arrow)	NA
92.4	E4	LED Emergency Exit Light (Double Sided Directional Arrow)	NA
92.5	E5	Floor Mounted LED Emergency Exit Light	NA
92.6	E6	Weatherproof LED Emgerency Exit Light	NA
92.7	E7	LED Exit Light (Single Sided Directional Arrow facing both Left and Right)	NA
92.8	E8	Weatherproof LED Emgerency Exit Light (Single Sided Directional Arrow)	NA

93 Wiring points

All rates shall include mounting and fixing accessories

S/N	Description	Rate (S$) / point		
		$2.5mm^2$	$4mm^2$	$6mm^2$
93.1	Wiring of one lighting point using FRT cables inclusive of surface/concealed galvanised conduit/trunking/tray, earth wire, terminations, ceiling rose, switching circuit, switch, etc.	124.00	146.00	175.00
93.2	Ditto, but using FR cable.	130.00	146.00	175.00
93.3	Ditto, but using PVC cable.	100.00	130.00	175.00
93.4	Ditto, but using FRT/PVC cable.	124.00	146.00	175.00
93.5	Wiring of one emergency lighting point using FRT cables inclusive of surface/concealed galvanised conduit/ trunking/tray, earth wire, terminations, ceiling rose, switching circuit, switch, etc.	124.00	150.00	181.00
93.6	Ditto, but using FR cable.	130.00	157.00	188.00
93.7	Ditto, but using PVC cable.	100.00	130.00	181.00
93.8	Ditto, but using FRT/PVC cable.	130.00	157.00	188.00
93.9	Wiring of FRT/SWA cables inclusive of underground uPVC pipes encased in concrete, earth wire, terminations, switching circuit, etc.	127.00	150.00	181.00
93.10	Ditto, but using FRT/PVC/SWA cable.	132.00	157.00	188.00
93.11	Ditto, but using PVC/SWA cable.	120.00	150.00	181.00
93.12	Wiring of one 13A power /fused connection unit point (ring or radial) using FRT cables inclusive of surface/concealed galvanised conduit/trunking/tray, of earth wire, terminations, etc., (excluding switch socket outlet and fused connection unit).	150.00	178.50	213.00
93.13	Ditto, but using FR cable.	160.00	185.00	227.00
93.14	Ditto, but using PVC cable.	130.00	150.00	213.00
93.15	Ditto, but using FRT/PVC cable.	155.00	182.00	227.00
93.16	Ditto, but using FR/PVC cable.	162.00	185.00	227.00
93.17	Wiring of one15A power /fused connection unit point (ring or radial) using FRT cables inclusive of surface/concealed galvanised conduit/trunking/tray, earth wire, terminations, etc., (excluding switch socket outlet and fused connection unit).	165.00	190.00	358.00
93.18	Ditto, but using FR cable.	170.00	195.00	375.00
93.19	Ditto, but using PVC cable.	140.00	160.00	358.00
93.20	Ditto, but using FRT/PVC cable.	170.00	195.00	358.00
93.21	Ditto, but using FR/PVC cable.	175.00	200.00	375.00
93.22	Wiring of one telephone point inclusive of surface/ concealed galvanised conduit/trunking/tray, CAT 6 cable and telephone sockets (local authorities approved type).	NA	NA	NA
93.23	Ditto, but using 4-pairs wire	NA	NA	NA
93.24	Ditto, but using 8-pairs wire.	NA	NA	NA
93.25	Control / monitoring / interfacing point inclusive of wiring, surface/ concealed galvanised conduit/trunking/tray, etc using single or multi-core cable not exceeding $2.5mm^2$ per core	NA	NA	NA

Part A - Unit Rates

94 Grid-tied Inverter

S/N	Capacity (KW)	Rate ($) / unit
94.1	10 kW	
94.2	12.5 kW	
94.3	17 kW	
94.4	20 kW	
94.5	27 kW	
94.6	100 kW	
94.7	250 kW	
94.8	350 kW	
94.9	500 kW	
94.10	750 kW	
94.11	1000 kW	

95 Monitoring System

S/N	Capacity (KW)	Rate ($) / unit
95.1	Temperature Sensor	
95.2	LED Monitor 47"	
95.3	Data Logger	
95.4	Solar irradiance sensor	

96 PV Module

S/N	Capacity (KW)	Rate ($) / unit
96.1	PV Module	
96.2	String DC Combiner	

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

97 **AC Cables : FRT/LSOH/XLPE (Copper Conductors)**

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm^2)	Rate ($) / metre			
		1 Core or CPC Cable	2 Cable + CPC	3 Cable + CPC	4 Cable + CPC
97.1	1.5	1.25	3.11	4.37	5.27
97.2	2.5	1.46	3.57	5.06	6.02
97.3	4.0	1.67	4.14	5.96	7.06
97.4	6.0	2.09	5.45	7.65	9.03
97.5	10	3.14	8.28	11.62	13.73
97.6	16	4.00	11.01	15.39	18.24
97.7	25	6.35	16.17	23.23	27.84
97.8	35	8.91	21.26	30.97	37.43
97.9	50	11.78	30.58	41.90	53.31
97.10	70	16.41	41.40	56.98	72.57
97.11	95	21.21	54.21	74.26	94.41
97.12	120	28.01	72.77	95.08	123.28
97.13	150	33.34	87.46	111.68	142.67
97.14	185	38.61	99.48	126.85	166.94
97.15	240	50.08	124.45	158.45	213.05
97.16	300	62.57	152.76	194.56	263.68
97.17	400	79.16	201.02	244.96	341.34
97.18	500	111.43	247.75	301.14	422.26

98 **DC Cables: FRT/LSOH/XLPE (Copper Conductors)**

All rates shall include earth continuity cables, cable ties, label tags, cable clamps, cable glands, terminations and accessories (excluding conduit, trunking and tray).

S/N	Cross Sectional Area (mm2)	1 Core
98.1	1.5	NA
98.2	2.5	NA
98.3	4.0	NA
98.4	6.0	NA
98.5	10	NA
98.6	16	NA
98.7	25	NA
98.8	35	NA
98.9	50	NA
98.10	70	NA
98.11	95	NA
98.12	120	NA
98.13	150	NA
98.14	185	NA
98.15	240	NA
98.16	300	NA

BNL ENGINEERING PTE LTD

CONTRACT J121

LOTTE ENGINEERING & CONSTRUCTION CO., LTD SINGAPORE BRANCH

APPENDIX

Clause 31.1 f

Work Schedules for Basements & Podium L1-L8
(Contained in CD)

(Total 6 sheets)

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD SINGAPORE BRANCH

APPENDIX

Clause 31.1 g

Format of Payment Claim

(Total 1 page)

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

Company logo

Company name
Address:
Tel:
UEN & GST Registration No:

PAYMENT CLAIM

Name of Sub-Contractor/Claimant	:	For Payment Claim No.:	PC-XX
Project Title	: J121- Design and build of Mechanical and Electrical Services for Integrated Transport Hub at Jurong East		
Sub-Contract Ref.	:	For Work Done Up To :	
Scope of Works	:	Date:	

ITEM	DESCRIPTION	SUB-CONTRACT AMOUNT	CONTRACTOR REQUEST AMOUNT CLAIMED
1	Original Sub-Contract Amount	$ -	$ -
	XXX		$ -
	XXX		$ -
2	Variation Works	$ -	$ -
3	Total Revise Sub-Contract Amount	$ -	$ -
4	Less - Retention (10% of Original Sub-Contract work up to max 5% of Sub-Contract Sum)		$ -
5	ADD - Retention Released		$ -
6	Net Value of Works Done To-Date		$ -
7	ADD - Mobilization Advance - N/A		$ -
8	LESS - Mobilization Advance Recovery - N/A (Recovered : Max XX Progress Claim XX/XX)		$ -
9	NET Payable		$ -
10	Less - Previous Certified Amount		$ -
11	Total Amount Due		$ -
12	Less - Material Purchase On Behalf		$ -
13	Less - Backcharges		$ -
14	Amount Due		$ -
15	Add - GST (8%)		$ -
16	Total Response Amount Payable:		$ -

From:

Name of Sub-Contractor Representative

Signature:

Date:

All payment claims and payment responses are provided pursuant to the Building and Construction Industry of Security of Payment Act 2004.

APPENDIX

Clause 31.1 h

Specimen of Written Undertaking on Employment of Foreign Workers/Illegal Workers

(Total 1 page)

(SPECIMEN)

WRITTEN UNDERTAKING ON EMPLOYMENT OF FOREIGN WORKERS/ILLEGAL WORKERS

(To be printed on letter with company letterhead)

Date:

Lotte Engineering & Construction Co., Ltd. Singapore Branch
2 International Business Park,
#05-25 The Strategy,
Singapore 609930

Dear Sirs,

J121 CONTRACT – DESIGN & BUILD OF MECHANICAL & ELECTRICAL SERVICES FOR INTEGRATED TRANSPORT HUB AT JURONG EAST
[BRIEF DESCRIPTION OF SUB-CONTRACT WORKS]
WRITTEN UNDERTAKING FOR THE EMPLOYMENT OF FOREIGN WORKERS ACT/IMMIGRATION ACT

We, ___________________________, hereby declare and undertake that we have not employed and shall not employ any foreign worker or any person for the purpose of the above Sub-Contract Works in contravention of the Employment of Foreign Workers Act and/or the Immigration Act (the "**Acts**").

We understand that you will not condone the employment of foreign workers that will violate any of the Acts. Severe action will be taken against us who employ foreign workers without valid work permits. This may include termination of our Sub-Contract Agreement with you, and we agree to be held fully liable for any cost, expense, loss or damage incurred by you as a result of such termination.

We shall ensure full compliance with the Acts and shall follow strictly in accordance to all requirements, in-house rules and regulations set out by you or the Employer pertaining to the employment of foreign workers according to our contractual obligations with you under the Sub-Contract Agreement.

Yours faithfully,

____
Name of Director of Sub-Contractor

APPENDIX

Clause 31.1 i

Specimen of Performance Bond

(Total 3 pages)

(SPECIMEN)

BANKER'S GUARANTEE/PERFORMANCE BOND

To: Lotte Engineering & Construction Co., Ltd. Singapore Branch and his successors in office (hereinafter called the "**Contractor**").

Whereas on the ____ day of __________ 2024 a Sub-Contract Agreement (hereinafter called the "**Sub-Contract**") was made between Lotte Engineering & Construction Co., Ltd. Singapore Branch of 2 International Business Park, #05-25 The Strategy, Singapore 609930 (hereinafter called the "**Contractor**") of the one part and [name of the Sub-Contractor] of [address] (hereinafter called the "**Sub-Contractor**") of the other part whereby the Contractor agreed to award the Sub-Contract to the Sub-Contractor for the Supply and Installation of [brief description of the Sub-Contract Works] to be incorporated into the proposed Design and Build of Mechanical and Electrical Services for Integrated Transport Hub at Jurong East [state the Sub-Contract Reference Number] to the Sub-Contractor for the sum of Singapore Dollars ____ (S$________________) (hereinafter called the "**Sub-Contract Sum**").

And whereas the Sub-Contractor is required under the Sub-Contract to pay a cash equal to five percent (5%) of the Sub-Contract Sum as a security deposit (hereinafter called the "**Security Deposit**") to the Contractor for the due and faithful performance of his obligations under the Sub-Contract.

The Sub-Contractor has opted to provide an irrevocable and unconditional on-demand guarantee in favour of the Contractor.

Now in consideration of the Contractor agreeing to waive the requirement of payment of the Security Deposit in cash at the request of the Sub-Contractor, the Sub-Contractor agrees to provide the Contractor two (2) guarantees (hereinafter called this "**Guarantee**") in a total sum equal to five percent (5%) of the Sub-Contract Sum as specified in the terms and conditions of the Sub-Contract, we [name and address of bank] at the request of the Sub-Contractor hereby agree to provide one each of the two (2) guarantees as specified hereinafter to satisfy part of the Sub-Contractor's obligations required by the Sub-Contract as follows:

1. We shall hereby irrevocably and unconditionally undertake and covenant to pay on demand without any proof of actual default on the part of the Sub-Contractor and without need to satisfy any other condition any sum or sums which may from time to time be demanded in writing by the Contractor up to a maximum aggregate sum of Singapore Dollars [at two and a half percent (2.5%) each of the Contract Sum [in words] (S$_______________) (hereinafter called the "**Guaranteed Sum**") upon receiving your written notice of claim for payment made pursuant to Clause 4 hereof.

2. We shall not be discharged or released from this Guarantee by any arrangement between the Contractor or the Sub-Contractor with or without our consent, or by any other or further arrangement between the Sub-Contractor and us with or without the Contractor's consent, or by any alteration in the obligations undertaken or to be undertaken by the Sub-Contractor or by any forbearance on the Contractor's part whether as to payment, time, performance or otherwise.

3. Our liability under this Guarantee shall continue and this Guarantee shall remain in full force and effect from (*insert effective date: ____________*) until (*insert initial expiry date:* [30 March 2028 for the 1st Guarantee and 30 September 2029 for the 2nd Guarantee]) provided always that the expiry date of this Guarantee and our liability under this Guarantee shall be automatically extended for successive periods of twelve (12) months unless we give you ninety (90) days' written notice prior to the expiry of our liability (hereinafter called the "**Notice Period**") of our intention not extend this Guarantee in respect of any future extension and provided further that you shall be entitled, upon receiving such notice of our intention (and within the period specified in Clause 4 hereof), either to:-

   a. make a claim under this Guarantee; or

   b. direct us to pay such amount (not exceeding the Guaranteed Sum) as you may specify into any of your bank accounts opened in Singapore; or

   c. direct us (within the Notice Period) to extend the validity of this Guarantee for a further period not exceeding __________days/months (and this Guarantee shall then expire at the end of such further period).

4. This Guarantee is conditional upon a claim or direction as specified herein being made by you at any time and as many times as you may deem fit by way of a notice in writing addressed to us and the same being received by us at (*insert address of the bank's notification office: ___________________*) before the end of ninety (90) days after the expiry of this Guarantee.

5. We shall be obliged to effect the payment required under such a claim or direction within thirty (30) business days of our receipt the written notice from the Contractor. We shall be under no duty to inquire into the reasons, circumstances or authenticity of the grounds for such claim or direction and shall be entitled to rely upon the Contractor's written notice received by us as final and conclusive. For the purpose of this Guarantee, "**business days'**" shall mean a day other than a Saturday, Sunday, or public holiday in Singapore.

6. The Contractor may make more than one claim on this Guarantee so long as the aggregate amount specified in all such claims does not exceed the Guaranteed Sum.

7. This Guarantee is issued subject to the laws of the Republic of Singapore and the exclusive jurisdiction of the Singapore courts.

Dated this ______day of ___________________

AS WITNESS our hand

Signed by: ______________________________

(Name and designation of officer)

BNL ENGINEERING PTE LTD

LOTTE ENGINEERING & CONSTRUCTION CO., LTD. SINGAPORE BRANCH

for and on behalf of the

______________________________ ______________________

(Name of bank) (Signature)

in the presence of:

Name: ______________________________

Designation: ______________________________ ______________________

(Signature of Witness)